As filed with the Securities and Exchange Commission on April 26, 1999

                                     Registration No. 2-78931
                                            File No. 811-3551

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.   36                          |X_|
                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No. 36                                           |_X|

                        (Check appropriate box or boxes)
                              VONTOBEL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                  1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
                     (Address of Principal Executive Offices)(Zip Code)

                                       (800)-527-9500
                    (Registrant's Telephone Number, Including Area Code)
                           Steven M. Felsenstein, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

      --
      |__|  immediately upon filing pursuant to paragraph (b)
      --
      |X_|  on April 30, 1999 pursuant to paragraph (b)
      --
      |__|  60 days after filing pursuant to paragraph (a)(1)
      --
      |__|  on (date) pursuant to paragraph (a)(1)
      --
      |__|  75 days after filing pursuant to paragraph (a)(2)
      --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.



                                TABLE OF CONTENTS

This filing of a post-effective amendment to the Registrant's registration statement on Form N-1A consists of the following:

1. Part A revising the prospectuses of the Vontobel U.S. Value Fund series; the Vontobel International Equity Fund series; the Vontobel International Bond Fund series; the Vontobel Eastern European Equity Fund series; the Vontobel Emerging Markets Fund series and the Vontobel Eastern European Debt Fund series of Vontobel Funds, Inc.

2. Part B revising the statements of additional information of the Vontobel U.S. Value Fund series; the Vontobel International Equity Fund series; the Vontobel International Bond Fund series; the Vontobel Eastern European Equity Fund series; the Vontobel Emerging Markets Equity Fund series and the Vontobel Eastern European Debt Fund series of Vontobel Funds, Inc.

3.    Part C.






VONTOBEL FUNDS, INC.
A "Series" INVESTMENT COMPANY
1500 Forest Avenue                                                 PROSPECTUS
Suite 223                                                    Dated May 1, 1999
Richmond, Virginia 23229
Telephone:  1-800-527-9500





986285175VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND
VONTOBEL EMERGING MARKETS EQUITY FUND
VONTOBEL EASTERN EUROPEAN EQUITY FUND
VONTOBEL INTERNATIONAL BOND FUND
VONTOBEL EASTERN EUROPEAN DEBT FUND



























--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities. The Commission does not guarantee the accuracy or completeness of this Prospectus and does not determine whether an investment in any of the funds contained in this Prospectus is a good investment. It is illegal to claim that the Commission has done so.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY...........................................................

      VONTOBEL U.S. VALUE FUND................................................

      VONTOBEL INTERNATIONAL EQUITY FUND......................................

      VONTOBEL EMERGING MARKETS EQUITY FUND...................................

      VONTOBEL EASTERN EUROPEAN EQUITY FUND...................................

      VONTOBEL INTERNATIONAL BOND FUND........................................

      VONTOBEL EASTERN EUROPEAN DEBT FUND.....................................

FUND FEES AND EXPENSES........................................................

INVESTMENT OBJECTIVES/STRATEGIES AND RISKS....................................

OTHER PRINCIPAL RISKS.........................................................

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE.................................

SHAREHOLDER INFORMATION.......................................................

PURCHASING SHARES.............................................................

REDEEMING SHARES..............................................................

OTHER SHAREHOLDER SERVICES....................................................

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.....................................

DISTRIBUTIONS AND TAXES.......................................................

DISTRIBUTION ARRANGEMENTS.....................................................

FINANCIAL HIGHLIGHTS..........................................................

RISK/RETURN SUMMARY

Vontobel U.S. Value Fund ("Value Fund")

Investment Objective           Long-Term Capital Return

Principal Investment           Under normal circumstances, the Value Fund will
Strategies                     invest at least 65% of its assets in equity
                               securities that are traded on U.S. exchanges.
                               The Fund may also invest in fixed-income securities and cash equivalents, such as overnight repurchase agreements and short-term
                               U.S. Treasuries.

Principal Investment Risks     The Value Fund's investments are subject to
                               market, economic and business risks. These risks will cause the Value Fund's net asset value
                               ("NAV") to fluctuate over time. Therefore, the value of your investment in the Value Fund could decline. Also, there is no assurance that the Investment Advisor will achieve the Fund's objective.

                               The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                               An investment in the Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile               You may want to invest in the Value Fund if you
                               are seeking long-term capital return, together with relative safety of principal in the long-term, and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Value Fund if you are seeking current income.

Performance Information

The bar chart below shows how the Value Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Value Fund's past performance may not indicate how it will perform in the future.



Graph goes here:



                            Vontobel U.S. Value Fund

Year........      Total Return

1990*.......      - 9.90%

1990               37.29%

1991               16.30%

1992                6.00%

1993                0.02$

1994               40.36%

1995               21.28%

1996               34.31%

1997               14.70%

Best Calendar Quarter 1st Q 1991 up 21.90%
Worst Calendar Quarter 3rd Q 1990 down 21.80%



* Shows non-annualized return for the period from March 31, 1990, commencement of operations, to December 31, 1990.


The following table compares the performance of the Value Fund and the S&P
500. The S&P 500 is an unmanaged index of the common stock of the 500 largest publicly traded U.S. Companies. Returns include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                           1 Year              5 Years          Since Inception
                                                               (March 30, 1990)
Value Fund                   14.70%              21.27%               17.12%
S&P 500 Index                28.38%              23.84%               18.70%



VONTOBEL INTERNATIONAL EQUITY FUND ("International Equity Fund")

Investment Objective            Capital Appreciation

Principal Investment            Under normal circumstances the International
Strategies                      Equity Fund will invest at least 65% of its
                                assets  in equity  securities  of  companies  in
                                Europe and the Pacific  Basin.  The Fund intends
                                to  diversify  its  investments   broadly  among
                                countries  and normally to have  represented  in
                                the  portfolio  business  activities of not less
                                than three  different  countries.  The Fund will
                                primarily hold  securities  listed on a security
                                exchange    or   quoted   on   an    established
                                over-the-the counter market.

Principal Investment Risks      The International Equity Fund's investments are
                                subject to market, economic and business risks.
                                These risks may cause the International Equity
                                Fund's NAV to fluctuate over time. Therefore, the value of your investment in the Fund could decline. Also, there is no assurance that the Investment Advisor will achieve the Fund's objective.

                                The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                                 The Fund may also  invest  in  securities  that
                                trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                                An investment in the International Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile                You may want to invest in the International
                                Equity Fund if you are seeking capital
                                appreciation and wish to diversify your existing investments. The International Equity Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets of Europe and the Pacific
                                Basin and are willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the International Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the International Equity Fund's past performance may not indicate how it will perform in the future.

                       Vontobel International Equity Fund

Graph goes here:

Year  ......      Total Return
1990* ......       -12.42%
1990                18.74%
1991               - 2.37%
1992                40.80%
1993               - 5.28%
1994                10.91%
1995                16.98%
1996                 9.19%
1997                16.77%

Best  Calendar  Quarter 4th Q 1998 up 18.60%
Worst  Calendar  Quarter 3rd Q 1990 down 19.40%




* Represents a period during which the Fund was advised by other investment advisors. On July 6, 1990, the Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status.


The following table compares the performance of the International Equity Fund and Morgan Stanley Capital International's Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 1100 common stock securities issued by Foreign companies. Returns include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

      ......
                                                            Since Inception

                            1  Year       5 Years           (July 6, 1990)

International Equity Fund    16.77%         9.38%                9.89%
EAFE Index                   20.00%         9.19%                6.75%




VONTOBEL EMERGING MARKETS EQUITY FUND ("Emerging Markets Fund")

Investment Objective            Long-Term Capital Appreciation

Principal Investment            Under normal circumstances the Emerging Markets
Strategies                      Fund will invest at least 65% of its total
                                assets in the equity  securities of companies in
                                developing   countries.   The  Fund  intends  to
                                diversify   its   investments    broadly   among
                                countries  and normally to have  represented  in
                                the  portfolio  business  activities of not less
                                than three  different  countries.  The Fund will
                                primarily hold  securities  listed on a security
                                exchange    or   quoted   on   an    established
                                over-the-counter  market.  The Emerging  Markets
                                Fund  may also  invest  in  American  Depositary
                                Receipts ("ADRs"),  European Depositary Receipts
                                ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs").

Principal Investment  Risks     The  Emerging  Markets  Fund's
                                investments are subject to market, economic and business risks. These risks may cause the Fund's
                                NAV to fluctuate over time. Therefore, the value of your investment in the Fund could decline.
                                Also,  there is no assurance that the Investment
                                Advisor will achieve the Fund's objective.

                                The Emerging Markets Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                                The Fund also invests in securities that trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                                An investment in the Emerging Markets Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile                You may wish to invest in the Emerging Markets
                                Fund if you are seeking long-term capital appreciation and wish to diversify your current investments beyond equities of companies in developed markets. You should not invest in the Fund if you are not willing to accept the risks associated with foreign investing.



Performance Information

The bar chart below shows how the Emerging Markets Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Emerging Markets Fund's past performance may not indicate how it will perform in the future.

                         Vontobel Emerging Markets Fund

Year  ......            Total Return
1997                   -  5.80%
1998* ......            -22.40%

Best  Calendar  Quarter 4th Q 1998 up 14.04%
Worst  Calendar  Quarter 3rd Q 1998 down 24.77%




*  Shows   non-annualized   return  for  the  period  from  September  1,  1997,
   commencement of operations, to December 31, 1997.

The following table compares the performance of the Emerging Markets Fund and the Morgan Stanley Capital International Emerging Markets Free Index ("the EMF Index"). The EMF Index is a market capitalization weighted aggregate index comprised of equities traded on listed markets in 26 emerging countries. Index returns do not include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)
                             1 Year                    Since Inception
                                                     (September 1, 1997)
Emerging Markets Fund       -22.40%                         -20.97%
EMF Index                   -27.52%                         -30.91%


VONTOBEL EASTERN EUROPEAN EQUITY FUND ("E. European Equity Fund")

Investment Objective            Capital Appreciation

Principal Investment            Under normal circumstances, the E. European
Strategies                      Equity Fund will invest at least 65% of its
                                assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe.
                                The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Investment Risks      The E. European Equity Fund's investments are
                                subject to market, economic and business risks.
                                These risks may cause the Fund's NAV to
                                fluctuate over time. Therefore, the value of your investment in the Fund could decline.
                                Also, there is no assurance that the Investment
                                Advisor will achieve the E. European Equity
                                Fund's objective.

                                The E. European Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                                The Fund also invests in securities that trade in newly developed markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded on more developed markets.

                                An investment in the E. European Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile                You  may  wish  to  invest  in  the  E.
                                European  Equity  Fund if you seek to  diversify
                                your  current   equity   holdings  and  to  take
                                advantage   of   opportunities   in  the   newly
                                reorganized markets of Eastern Europe.



Performance Information

The bar chart below shows how the E. European Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the E. European Equity Fund's past performance may not indicate how it will perform in the future.

                        Vontobel E. European Equity Fund

Year  ......            Total Return
1996                       48.80%
1997* ......                8.74%
1997                      -46.62%

Best  calendar  quarter 2nd Q 1996 up 25.74%
Worst  calendar  quarter 3rd Q 1998 down 40.48%


*  Shows   non-annualized   return  for  the  period  from  February  15,  1996,
   commencement of operations, to December 31, 1996.

The following table compares the performance of the E. European Equity Fund and the Nomura Research Institute's Central and Eastern European Equity Index ("Nomura Composite-11 Index"). The Nomura Composite-11 Index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)
                           1 Year                         Since Inception
                                                        (February 15, 1996)
E. European Equity Fund     -46.62%                       -4.95%
Nomura Composite-11         -21.84%                        2.07%
Index



VONTOBEL INTERNATIONAL BOND FUND ("Bond Fund")

Investment Objective            To Maximize Total Return from Capital Growth and
                                Income

Principal Investment            Under normal circumstances the Bond Fund will
Strategies                      invest at least 65% of its total assets in high
                                grade bonds issued (i) in  countries  other than
                                the U.S.; (ii) by issuers which are organized in
                                a country  other than the U.S.  or have at least
                                50% of their  assets  or  derive at least 50% of
                                their revenues in such country  (notwithstanding
                                the   currency   in   which   such   bonds   are
                                denominated);    or   (iii)   by   national   or
                                international  authorities  other  than the U.S.
                                The  Advisor  actively  manages  currency,  bond
                                market and maturity exposure. The Bond Fund will
                                normally invest at least 65% of its total assets
                                in  bonds  denominated  in  foreign  currencies,
                                however,  generally foreign currency denominated
                                bonds will constitute 90% of its portfolio.  The
                                Fund normally has  investments  in securities of
                                issuers  from  a  minimum  of  three   different
                                countries.


Principal Investment Risks      The Bond Fund's investments are
                                subject to interest rate risk. Interest rate risk may cause the NAV to fluctuate over time and the value of the Bond Fund could decline.
                                There is no  assurance  that the Bond
                                Fund will achieve its objective.

                                The Bond Fund's investments will be denominated in foreign currencies. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's investments may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity, taxes and adverse social or political developments.

                                The Bond Fund operates as a non-diversified fund for purposes of the 1940 Act. As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                                An investment in the Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile                You may wish to invest in the Bond Fund if you
                                are seeking to maximize your total return and diversify your investments. The Bond Fund may be particularly suited for you if you wish to take advantage of opportunities in bond markets outside the U.S. You should not invest in the Bond Fund if you are not willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the Bond Fund's performance has varied from ne year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the Bond Fund's past performance may not indicate how it will perform in the future.

Graph goes here

                        Vontobel International Bond Fund

Year  ......      Total Return
1994* ......       1.98%
1995              17.60%
1996               7.51%
1997              -6.04%
1998              14.85%

Best  calendar  quarter 3rd Q 1998 up 10.00%
Worst  calendar  quarter 4th Q 1994 down 6.60%

* Shows non-annualized return from the period from March 1, 1994, commencement of operations, to December 31, 1994.

The following table compares the performance of the Bond Fund and the J.P. Morgan Government Bond Index ("J.P. Morgan Index"). The J.P. Morgan Index is an unmanaged index of the world's 12 major government bond markets (Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the UK). Returns to not include dividends and are expressed in U.S. dollars.

                           Average Annual Total Returns
                    (for the periods ending December 31, 1998)
                            1 Year                      Since Inception
                                                        (March 1, 1994)
Bond Fund                    14.85%                         7.07%
J.P. Morgan Index            -3.73%                          .84%



VONTOBEL EASTERN EUROPEAN DEBT FUND ("E. European Debt Fund")

Investment Objective            To Maximize Total Return from Capital Growth and
                                Income

Principal Investment            Under normal circumstances the E. European Debt
Strategies                      Fund will invest at least 65% of its total
                                assets  in  fixed-income  instruments  that  are
                                issued by borrowers  located in Eastern European
                                countries.  The Fund  will  normally  invest  at
                                least   65%  of  its   total   assets   in  debt
                                instruments  denominated in foreign  currencies.
                                Generally, however, foreign currency denominated debt instruments will constitute 90% of its portfolio.

                                The Fund will invest principally in instruments that bear the rating of BBB- or better by S&P or Baa3 or higher by Moody's, or unrated securities that the Advisor believes to be of comparable quality to such instruments with ratings of BBB-or higher by S&P or Baa3 or higher by Moody's. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries.

Principal Investment            Risks The E.  European  Debt  Fund's
                                investments  are subject to interest  rate risk.
                                Interest   rate   risk  may  cause  the  NAV  to
                                fluctuate  over  time  and the  value  of the E.
                                European Debt Fund could decline. Thee is no assurance that the E. European Debt Fund will achieve its objective.

                                The E. European Debt Fund's investments will be denominated in foreign currencies. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's investments may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity, taxes and adverse social or political developments.

                                The E. European Debt Fund operates as a non-diversified fund for purposes of the 1940 Act. As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                                An investment in the E. European Debt Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile                You may wish to invest in the E. European Debt
                                Fund if you are seeking to maximize your total return and diversify your investments. The Fund may be especially suitable for you if you are willing to take advantage of opportunities in the developing debt markets of Eastern Europe.
                                You should not invest in the E. European Debt
                                Fund if you are not willing to accept the risks associated with foreign investing.


Performance Information

The bar chart below shows how the E. European Debt Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged out actual performance over various lengths of time. Please keep in mind that the E. European Debt Fund's past performance may not indicate how it will perform in the future.

                         Vontobel E. European Debt Fund

Year  ......            Total Return
1997* ......            - 0.55%
1997                     24.54%

Best calendar quarter 4th Q 1998 up 6.72%
Worst calendar quarter 4th Q 1997 down 1.14%



*  Shows   non-annualized   return  for  the  period  from  September  1,  1997,
   commencement of operations, to December 31, 1997.

The following table compares the performance of the E. European Debt Fund and the Bank-Austria-Creditanstalt Eastern European Bond Index ("Bank-Austria-Creditanstalt Index"). The Bank Austria-Creditanstalt Index is a market-weighted index of government and corporate debt instruments issued in local currency and traded on exchanges in Hungary, Poland, Russia, the Czech Republic and Slovakia. Returns do not include dividends and are expressed in U.S. dollars.

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)
                              1 Year                    Since Inception
                                                      (September 1, 1997)
E. European Debt Fund        24.54%                    17.43%
[Index]                     -27.78%                   -23.86%



FUND FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a Fund's performance.

The following table describes the fees and expenses that you will pay in connection with purchases or redemptions of shares of the Value Fund, the International Equity Fund, the Emerging Markets Fund, the E. European Equity Fund, the Bond Fund and the E. European Debt Fund (collectively, the "Funds"). The annual operating expenses, which cover the cost of investment management, administration, accounting and shareholder communications, are shown as a percentage of the average daily net assets.



-------------------------------------------------------------------------------
__________________________________________________VALUE FUND___________________

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases                         None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                        0.86%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                         0.60%

Total Annual Fund Operating Expenses                                   1.46%



--------------------------------------------------------------------------------
________________________________________INTERNATIONAL EQUITY FuND______________

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases                         None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                        0.90%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                         0.50%

Total Annual Fund Operating Expenses                                   1.40%




--------------------------------------------------------------------------------
_________________________________________ EMERGING MARKETS EQUITYFUND___________

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases                         None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                        1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                         4.88%

Total Annual Fund Operating Expenses                                   6.13%*

*Management Fee waivers, expense reimbursements and expense credits reduced the Total Annual Fund Operating Expenses to 2.07% during the year ended December 31, 1998.


-------------------------------------------------------------------------------
________________________________________E. EUROPEAN EQUITY FUND________________

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases                         None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                        1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          1.32%

Total Annual Fund Operating Expenses                                    2.57%


--------------------------------------------------------------------------------
__________________________________________BOND FUND____________________________

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases                         None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     None

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                        1.00%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                         0.86%

Total Annual Fund Operating Expenses                                   1.86%


--------------------------------------------------------------------------------
________________________________________E. EUROPEAN DEBT FUND__________________

Shareholder transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load Imposed on Purchases                         None

Maximum Deferred Sales Charge (Load)                                    None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends             None

Redemption Fees (1)                                                     2.0%(2)

Exchange Fees (3)                                                       None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

Management Fees                                                         1.25%

Distribution (12b-1 Fees)                                               None

Other Expenses                                                          1.14%

Total Annual Fund Operating Expenses                                    2.39%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.
(2)  A 2% redemption fee is charged on shares held less than six (6) months.
(3)  A shareholder may be charged a $10 fee for each telephone exchange.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that as each Fund increases in size, its annual operating expenses stated as "Other Expenses" above will decline as an annual percentage rate reflecting economies of scale.
--------------------------------------------------------------------------------


The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:


                           1 Year        3 Year        5 Year     10 Year

Value Fund..               $  150        $  465        $  803      $1,757
    Expenses - net(a)      $  148        $  459        $  792     $ 1,735

International Equity Fund  $  143        $  443        $ 766      $ 1,680
    Expenses - net(b)      $  138        $  431        $  745     $ 1,635

Emerging Markets Fund
    With Redemption Fee    $ 810         $2,008        $3,180     $5,995
    W/O Redemption Fee     $ 610         $1,808        $2,980     $5,795
    Expenses - net(c)      $ 210         $  649        $1,114     $2,400

E. European Equity Fund
    With Redemption Fee    $ 460         $  999        $1,565     $3,105
    W/O Redemption Fee     $ 260         $  799        $1,365     $2,905
    Expenses - net(b)      $ 241         $  751        $1,285     $2,746

Bond Fund...               $ 189         $  585        $1,006     $ 2,180
    Expenses - net(d)      $ 164         $  508        $  876     $ 1,911

E. European Debt Fund
    With Redemption Fee    $ 442         $  945        $1,475     $2,926
    W/O Redemption Fee     $ 242         $  745        $1,275     $2,726
    Expenses - net(e)      $ 201         $  621        $1,068     $2,306

(a)Expenses reflect the effect of management fee waivers and custodian credits to offset custodian fees.
(b)Expenses reflect the effect of custodian credits to offset custodian fees.
(c)Expenses reflect the effect of management fee waivers, reimbursed expenses and custodian credits to offset custodian fees.
(d)Expenses reflect the effect of management fee waivers and reimbursed expenses.
(e)Expenses reflect the effect of management fee waivers.


INVESTMENT OBJECTIVES/STRATEGIES AND RISKS

Value Fund

The Value Fund's investment objective is to achieve long-term capital returns in excess of the broad market by investing in common stocks and securities that are convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances the Fund will invest at least 65% of its assets in common stocks or securities that are convertible into common stock. The Value Fund typically invests in securities that are traded on U.S. exchanges. The Value Fund also invests in fixed-income instruments and cash equivalents, such as overnight repurchase agreements and short-term U.S. Treasuries. The Advisor uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel USA Inc. (the "Advisor"), the investment adviser for each of the Funds, employs a bottom-up approach to stockpicking, with an emphasis on qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Advisor seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Advisor's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Advisor considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore the Advisor seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings growth and free cash flow, low debt and effective management.

The Value Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Value Fund may increase or decrease. The Value Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Value Fund may not perform as anticipated.

As noted above, the Advisor seeks to achieve its investment objective by investing principally in equity securities. Nonetheless, the Advisor may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Treasuries), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Advisor views its "cash position" as a residual measure of the ability of its investment personnel to identify enough stocks that meet their rigorous investment criteria.

The Value Fund is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.


The Value Fund may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer.

International Equity Fund

The International Equity Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stocks. Under normal circumstances the Fund will invest at least 65% of its assets in securities of companies in Europe and the Pacific Basin. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Advisor will decide when and how much to invest in each of those markets. Investments may also be made in equities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF") . The portfolio of the International Equity Fund will be diversified. The Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Advisor seeks to invest in companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders in their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

Under normal circumstances the International Equity Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Equity Fund intends to diversify broadly investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

The International Equity Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the International Equity Fund may increase or decrease. The Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the International Equity Fund may not perform as anticipated.

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). The International Equity Fund may also assume a temporary defensive position in response to extreme or adverse market, economic or other conditions.

Emerging Markets Fund

The Emerging Markets Fund's investment objective is to achieve long-term capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal circumstances the Emerging Markets Fund will invest at least 65% of its total assets in securities of companies that are located in developing countries. The Fund may acquire these securities directly in their principal markets or through the use of Depositary Receipts. The portfolio of the Fund will be diversified.

The Emerging Markets Fund considers countries having developing markets to be all countries included in the EMF, generally considered to be developing or emerging markets countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, as used in this prospectus, emerging markets equity securities means (i) equity securities of companies that the principal securities trading market for which is an emerging market country, as defined above, (ii) equity securities traded in any market, of companies that derive a substantial portion of their total revenue or potential revenue from either goods or services produced in developing countries or sales made in emerging market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, an emerging market country.

The Emerging Markets Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. It is anticipated that the Emerging Markets Fund will invest in three or more of the countries in the following list, which is meant to be representative and not exhaustive:


--------------------------------------------------------------------------------
Argentina            Greece              Pakistan             South Africa
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brazil               Hong Kong           Panama               South Korea
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Chile                Hungary             Peru                 Sri Lanka
--------------------------------------------------------------------------------
China                India               Philippines          Taiwan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Colombia             Indonesia           Poland               Thailand
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Czech Republic       Israel              Portugal             Turkey
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Egypt                Malaysia            Russia               Venezuela
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ghana                Mexico              Singapore
--------------------------------------------------------------------------------

The securities the Emerging Markets Fund purchases may not always be purchased on the principal market of the country. For example, ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or Registered Depository Certificates ("RDC") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are described above in the "Vontobel International Equity Fund" section. Similar to ADRs, EDRs, GDRs and RDCs represent receipts for a foreign security issued in a location outside the U.S., and may involve risks comparable to ADRs, as well as the fact that the EDR, GDR or RDC is itself issued outside the U.S. RDCs involve risks associated with Russian securities transactions. Please refer to the Statement of Additional Information for more information on ADRs, EDRs, GDRs and RDCs.

The Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Advisor seeks to invest in companies that have a long record of successful operations in their core businesses and earnings growth through increasng market share and unit sales volumes. These companies are typically among the leaders of their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Advisor does not currently actively manage currency risk.

The Fund's investments in developing countries involve those same risks that are associated with foreign investing in general (see "Other Principal Risks" below). In addition to those risks, companies in developing countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets. Also the value of your investment in the Emerging Markets Fund may decline due to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. The Emerging Markets Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the Emerging Markets Fund may not perform as anticipated.

While the Emerging Markets Fund intends to remain substantially invested in common stock and securities that are convertible into common stock, it also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Emerging Market Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The Emerging Markets Fund may also invest in unlisted securities. Unlisted securities include securities that are neither listed on a stock exchange or traded-over-the counter and privately placed securities. Investing in unlisted securities may involve a higher degree risk than publicly traded securities and may result in substantial losses. These securities may also be less liquid than publicly traded securities because they are not traded publicly.

E. European Equity Fund

The E. European Equity's Fund investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal market conditions the Fund will invest at least 65% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe. The Advisor's investment universe consists of companies that are located in, or listed on the exchanges of, the former Soviet Bloc countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Advisor concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). In Poland, Hungary, the Czech Republic and Slovakia, the Advisor can invest in local shares. Elsewhere, due to the lack of local subcustodians or liquidity, the Advisor currently invests only through GDR or ADR programs.

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets, and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Advisor generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the E. European Equity Fund will be diversified. Management expects that the Fund will have a low turnover ratio (not exceeding 100% annually). The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Advisor considers only about 200 stocks as investable, based upon their market capitalization and liquidity. The Advisor expects this number to increase dramatically in the years to come. Together, these 200 stocks represent a market capitalization of approximately US$ 50 billion.

The Fund faces those same risks that are associated with investing in foreign and developing markets (see "Other Principal Risks" below). Also the value of your investment in the E. European Equity Fund may decline due to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. The E. European Equity Fund's investment success depends on the skill of the Advisor in evaluating, selecting and monitoring the portfolio assets. If the Advisor's conclusions about growth rates or securities values are incorrect, the E. European Equity Fund may not perform as anticipated. Generally, the Fund holds core positions for longer than one year.

The E. European Equity Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the Emerging Market Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

Bond Fund

The Bond Fund's investment objective is to maximize total return from capital growth and income. The Bond Fund seeks to achieve its objective by investing in fixed-income securities that are traded in bond markets outside the U.S. Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investments used in the Fund's portfolio.

The portfolio investments of the Bond Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Bond Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies, however, generally foreign currency denominated bonds will constitute 90% of its portfolio.

Under normal market conditions, at least 65% of the Bond Fund's assets will be invested in foreign securities that are rated A or higher by S&P or Moody's Investors Service, Inc. ("Moody's") or unrated bonds which the Advisor believes are comparable in quality; however, the Fund generally invests 90% of its total assets in foreign debt securities. The Bond Fund may invest in lower rated secuirties in order to take advantage of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities that are rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the Advisor. Securities that are rated below investment grade entail greater risk than investment grade debt securities. After purchase by the Bond Fund, debt securities may cease to be rated or their rating may be reduced. Neither event would require the Fund to dispose of the debt security.

The Bond Fund intends to select its investments from a number of country and market sectors. It may invest substantial amounts in issuers from one or more countries and would normally have investments in securities of issuers from a minimum of three different countries; however, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. A non-governmental issuer will be considered to be "from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

To protect against adverse movements of interest rates and for liquidity, the Bond Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

While the Bond Fund intends to invest primarily in foreign securities, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. Under normal circumstances the Bond Fund will not invest more than 35% of its total assets in U.S. debt securities; however, the Fund generally invests less than 10% of its total assets in U.S. debt securities. The Fund may also hedge using U.S. dollars in certain situations.

The selection of bonds for the Bond Fund is dependent upon the Advisor's evaluation of those factors influencing interest rates. The Advisor considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the Bond Fund. Fluctuations in the value of the investments will be reflected in the NAV of the Bond Fund.

The Bond Fund is non-diversified for purposes of the 1940 Act. As a non-diversified fund, the Bond Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.

Cash may be held in U.S. dollars and/or in any of the major trading currencies. The Fund's cash position is first and foremost a function of the Advisor's currency allocation decision and secondarily a function of the Advisor's duration selection. If the outlook for U.S. dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position generally not in excess of 25% of its total assets. Conversely, if the outlook for foreign currency cash returns is more attractive, the Fund will hold foreign cash positions not in excess of approximately 25% of its total assets.

Maturity selection is based on the Advisor's total return forecasts, i.e., the Advisor focuses on investments that the Advisor expects to produce the highest total return in local currency along the yield curve in each market in the Advisor's universe for the planned holding period. Maturity selection or, more precisely, duration selection, is the second most important factor in the Advisor's process. Duration is the expected life of a fixed-income security, taking into account its coupon yield, interest payments, maturity and call features. Duration attempts to measure actual maturity, as opposed to final maturity, by measuring the average time required to collect all payments of principal and interest. The duration of a callable bond, also called its effective duration, may be considerably shorter than its stated maturity in a period of rising interest rates. Thus, as market interest rates rise, the duration of a financial instrument decreases. For example, a 30-year conventional mortgage may have an effective duration of only 11 to 12 years, which means the loan will probably be paid off in about one-third of the time it is supposedly carried by the originating lender as an earning asset. Duration differs from other measurements such as average life and half life. Duration measures the time required to recover a dollar of price in present value terms (including principal and interest), whereas average life computes the average time needed to collect one dollar of principal. The Advisor's selection of duration is based on the Advisor's total return forecasts. Particular yield curve shapes and/or anomalies are also taken into account. As indicated in the preceding paragraph, U.S. dollar and/or foreign cash positions are a function of both currency allocation and duration selection decisions.

Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investment used in the Fund's portfolio construction. Credit quality of most issuers in these markets tends to be very high. Quality and sector management are therefore not as complex as for domestic U.S. bonds. The Advisor focuses its issue selection on the highest credit quality since opportunities to achieve significant incremental returns in sector selection are limited.

E. European Debt Fund

The E. European Debt Fund's objective is to maximize total return from capital growth and income. The Fund seeks to achieve its investment objective by investing in fixed-income securities that are issued by borrowers in Eastern European countries. The Fund will normally invest at least 65% of its total assets in debt instruments denominated in foreign currencies. Generally, however, foreign currency denominated debt instruments will constitute 90% of its portfolio.

Under normal market conditions, the E. European Debt Fund will invest at least 65% of its assets in foreign securities that are rated BBB- or higher by S&P or Baa3 by Moody's or unrated bonds which the Advisor believes are comparable in quality; however, the Fund generally invests 90% of its total assets in foreign debt securities. Due to the relative scarcity and small size of many securities offerings in the Eastern European market, the number of securities that are rated by S&P and Moody's is limited. The Advisor reserves the right to determine that certain securities are of comparable quality where such securities have not been rated due to the small size of the offering or other factors. After purchase by the E. European Debt Fund, debt securities may cease to be rated or their rating may be reduced. Neither event would require the Fund to dispose of the debt security.

The Advisor's investment universe encompasses two distinct markets: (1) the local currency debt markets of Eastern Europe, the Russian market and the markets of the newly formed countries that belonged to the former Soviet Union, and (2) the Eurocurrency markets that are used by public and private sector borrowers in the Advisor's market universe to raise capital in the major trading currencies, including the U.S. dollar. For investments in local currency debt instruments, the Advisor's core markets are the Czech Republic, Slovakia, Hungary, Poland, Slovenia, the Baltic states, Croatia, Romania and Russia.

The Fund intends to select its investments from a number of country and market sectors. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries. While the E. European Debt Fund intends to invest primarily in foreign securities, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. Under normal circumstances the E. European Debt Fund will not invest more than 35% of its total assets in U.S. debt securities; however, the Fund generally invests less than 10% of its total assets in U.S. debt securities. In circumstances where the outlook for U.S. dollar is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position of up to 35% of the Fund's total assets. Conversely, if the outlook for Eastern European currency cash returns is more attractive, the Fund will hold foreign cash positions of up to 25% of the Fund's total assets. From time to time, the Advisor may hold up to 90% of the Fund's total assets in securitized money market instruments, such as government short-term paper, treasury bills issued by governments of Eastern European countries, commercial paper and corporate short-term paper with maturities of up to one year.

The selection of bonds for the E. European Debt Fund is dependent upon the Advisor's evaluation of those factors influencing interest rates. The Advisor considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation.

The Advisor focuses on issuers of the highest available credit quality and uses international and supranational issuers with credit ratings at least equal to those of local borrowers. Quality and sector management are therefore not as complex as for domestic U.S. bonds. Because the Advisor focuses its issue selection on the highest available credit quality, opportunities to achieve significant incremental returns in sector selection are limited.

Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decision. The Advisor is conscious of the need for liquidity and therefore invests only in issues within a sector which the Advisor deems to have the greatest future marketability.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the E. European Debt Fund. Maturity selection is based on the Advisor's total return forecasts. Currently, most local currency debt instruments tend to have short-term maturities of one year or less. Eurocurrency instruments, on the other hand, that have short- to intermediate-term maturities, generally are priced at a spread over the interest rate applicable to the same-maturity government bond of the country in whose currency the debt instrument is issued.

To protect against adverse movements of interest rates and for liquidity, the Fund may also invest all or a portion of its net assets in short-term obligations, such as bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations and repurchase agreements. The Advisor also attempts to protect the Fund from rising interest rates by selling interest rate future contracts or purchasing put options on interest rate futures contracts.

The E. European Debt Fund is non-diversified for purposes of the 1940 Act. As a non-diversified fund, the E. European Debt Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's assets and cause the value of your investment to decline.

OTHER PRINCIPAL RISKS

Year 2000 Issue

Like other mutual funds and financial or business organizations around the world, Vontobel Funds, Inc. (the "Company") could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

European Currency

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If any of the Funds invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse affects on these securities. The Fund could also be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation. The Company has taken steps to obtain satisfactory assurances that the major service providers of each of the Funds have taken steps reasonably designed to address these matters. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the operations and investment returns of the Funds. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.

Foreign Investing

 A Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts

ADRs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on ADRs.

Temporary Defensive Positions

When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S. debt securities, including short-term money market securities. For temporary defensive purposes, each of the International Equity Fund, E. European Equity Fund and Bond Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Investment Advisor - Vontobel USA Inc., 450 Park Avenue, New York, N.Y. 10022 (the "Advisor"), manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1998, the Advisor manages in excess of $1.9 billion. The Advisor also acts as the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S. The Advisor has provided investment advisory services to mutual fund clients since 1990.

Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services and with office space. The Advisor pays the office and clerical expenses that are associated with investment research, statistical analysis, and the supervision of the Fund's portfolios. The Advisor also pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, Directors or employees of the Advisor. Each Fund is responsible for all other expenses that are not specifically assumed by the Advisor. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, bookeeping and record keeping fees, custodian and transfer agency fees and registration fees.

As compensation for its service as investment advisor for each of the Funds, the Advisor receives a fee. That fee is payable monthly an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below. These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies.

For the fiscal year ended December 31, 1998, the Advisor earned $1,903,694 for the Value Fund, $1,505,510 for the International Equity Fund, $35,051 for the Emerging Markets Fund, $1,003,342, for the E. European Equity Fund, $80,161 for the Bond Fund and $154,111 for the E. European Debt Fund. The Advisor waived fees of $22,500 for the Value Fund, $35,051 for the Emerging Market Fund, $80,161 for the Bond Fund and $50,475 for the E. European Debt Fund.



                                                        E.       Bond   E.
                                Value  InternatEmerging European Fund   European
                                Fund   Equity  Markets  Equity          Debt
                                       Fund    Fund     Fund            Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Amount of Assets Managed
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$0-$100 million              %1.00     1.25     1.25     1.00     1.25    1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than $100 million to     0.75     0.75     1.25     1.25     1.00    1.25
$500 million
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
More than $500 million        0.75     0.75     1.00     1.00     1.00    1.00

Mr. Edwin Walczak is a Senior Vice President of the Advisor. Mr. Walczak joined the Advisor in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March 1990. Mr. Mark Robertson, who is a Vice President of the Advisor, is the associate portfolio manager of the Value Fund. He joined the Advisor in September 1991.

Mr. Fabrizio Pierallini, who is a Senior Vice President of the Advisor, has been the President and portfolio manager of the International Equity Fund since May 1994 and the Emerging Markets Fund since its inception on August 18, 1997. From September 1988 to April 1991 Mr. Pierallini worked with Swiss Bank Corpoation (now UBS), as a Vice President/Portfolio Manager in its Zurich office, and from May 1991 to April 1994 as an Associate Director/Portfolio Manger in its New York offfice. Mr. Rajiv Jain joined the Advisor in November 1994. He is a Vice President of the Advisor and the associate portfolio manager of the International Equity and Emerging Markets Funds. From 1993 to 1994 Mr. Jain worked as an analyst with Swiss Bank Corporation, New York.

Mr. Luca Parmeggiani, who is a Vice President of the Advisor, has been the portfolio manager of the E. European Equity Fund since October 1, 1997. Mr. Parmeggiani is a First Vice President of Vontobel Asset Management, Switzerland, which he joined in September 1997 as head of Eastern European equity research and management. He was formerly a Vice President of Lombard Odier & Cie, Geneva, which he joined as a quantitative analyst in 1992 and was the portfolio manager of Lombard Odier's closed-end Polish Investment Fund and its Luxembourg-based Eastern Europe Fund. He is an EFFAS certified financial analyst (European Federation of Financial Analysts and Statisticians).

Dr. Monica Mastroberardino is a Vice President of the Advisor, and was appointed the portfolio manager of the International Bond Fund in February 1999. She is also the Associate Fund Manager of the E. European Debt Fund.
Dr. Mastroberardino has been a macroeconomic analyst with Vontobel Asset Management, Zurich, since February 1998 and is the Associate Fund Manger of its Luxembourg-based Eastern European Debt Fund. From February 1995 to January 1998 she worked as a macroeconomic and financial analyst for Credit Suisse, Zurich.

Mr. Volker Wehrle is a Vice President of the Advisor. He has been the President and portfolio manager of the E. European Debt Fund since its
inception on August 18, 1997.   Mr. Wehrle is also a Vice President and the
head of fixed income management of Vontobel Asset Management, Zurich, which he joined in October 1994. From January 1989 to September 1994 he managed fixed income investments for the Group Treasury Department of Sandoz AG in Basel, Switzerland.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

PURCHASING SHARES

You may purchase shares of the Fund directly from Vontobel Fund Distributors (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

The minimum initial investment for the Value Fund, Emerging Markets Fund, E. European Equity Fund, Bond Fund and E. European Debt Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments for all Funds must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by Directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs).

Purchase by Mail - To purchase shares of a Fund by mail complete and sign the attached application form (the "Account Application") and mail it together with your check to Fund Services, Inc., (the "Transfer Agent"), at P.O. Box 26305, Richmond, VA 23260. All checks should be made payable to the applicable Fund. For subsequent purchases, include the tear-off stub from a prior purchase confirmation with your check. Otherwise, identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail an Account Application promptly to the Transfer Agent. This application is required to complete the Funds' records. You will not have access to your shares until the Funds' records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

REDEEMING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent promptly notify you if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of Emerging Markets Fund shares, E. European Equity Fund shares or E. European Debt Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities.

After we receive your request in proper order, the Company will mail redemption proceeds to your registered address within seven days. The Company will make payments payable to the registered owner(s) unless you specify otherwise in your redemption request.

Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and (2) if the shares you are redeeming were purchased less than 15 days prior to the receipt of your redemption request, the Transfer Agent must determine the check you used to pay for the shares you are redeeming has cleared before it disburses the redemption proceeds. If you anticipate that you may make a redemption within 15 days after you purchase shares, you should make your purchase by wire, or by a certified, treasurer's or cashier's check.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares or if you ask that the proceeds be sent to a different address or person. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent to learn if a signature guarantee is needed or to make sure that it is completed appropriately.

There is no charge to shareholders for redemptions by mail.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee for each telephone redemption. The Transfer Agent may change the amount of this service charge at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration  of shares to another owner;  and
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

OTHER SHAREHOLDER SERVICES

Individual Retirement Accounts (IRA's) - IRA accounts are available. Please call
(800)-527-9500 for information and to request forms.

Invest-A-Matic Account - Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Invest-A-Matic Account.

Exchange Privileges Account - You may exchange all or a portion of your shares in each Fund for the shares of certain other Funds having different investment objectives, provided that the share of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements And Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income, if any, are declared annually by each Fund. Each of the Funds intends to distribute annually any net capital gains.

Dividends will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. If you do not wish to have your dividends reinvested in additional shares, you should send a written request to that effect to the Transfer Agent. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made with an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check each Fund's distribution schedule before you invest. Shareholders will be subject to tax on all dividends and distributions whether paid to them or reinvested in shares of the Fund.

DISTRIBUTIONS AND TAXES

Tax Considerations

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your Fund shares, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different series of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your Fund shares will generally be subject to state and local income tax. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs a Fund to do so.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financials planners, brokers, dealers and other investment professionals, and directly through the Distributor. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. for example, third parties may charge transaction fees or set different minimum investment amounts.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years [or, if shorter, the period of the Fund's operations]. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back card page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.
                            Vontobel U.S. Value Fund
                 For a Share Outstanding Throughout Each Period

                                               Years ended
                                            December 31,
                                   -----------------------------------------
                                    1998     1997    1996    1995    1994
                                    ----     ----    ----    ----    ----
Per Share Operating
Performance
Net asset value,                   $16.51   $13.78   $13.25  $10.26  $12.64
beginning of year
                                   -------  -------  ------  ------  ------
Income from investment
operations
   Net                               0.22     0.10    0.17    0.05    0.09
investment income
   Net realized and unrealized
gain (loss) on
      investments                    2.06     4.61    2.65    4.09   (0.08)
                                   -------  -------  ------  ------  ------
                                   -------  -------  ------  ------  ------
Total from investment                2.28     4.71    2.82    4.14    0.01
operations
                                   -------  -------  ------  ------  ------
Less
distributions
   Distributions from net          (0.16)   (0.10)   (0.19)  (0.04)  (0.23)
investment income
   Distributions from realized     (1.90)   (1.88)   (2.10)  (1.11)  (2.16)
gain on investments
                                   -------  -------  ------  ------  ------
                                   -------  -------  ------  ------  ------
Total                              (2.06)   (1.98)   (2.29)  (1.15)  (2.39)
distributions
                                   -------  -------  ------  ------  ------
                                   =======  =======  ======  ======  ======
Net asset value, end of            $16.73   $16.51   $13.78  $13.25  $10.26
year
                                   =======  =======  ======  ======  ======
Total                              14.70%   34.31%   21.28%  40.36%  0.02%
Return

Ratios/Supplemental
Data
Net assets, end of year            $200,463 $203,120 $69,552 $55,103 $29,852
(000's)
Ratio to average net
assets - (A)
   Expenses - (B)                   1.46%    1.61%   1.48%   1.65%   1.62%
   Expenses -                       1.45%    1.58%   1.43%   1.50%   1.62%
net (C)
   Net                              0.93%    0.72%   0.63%   0.38%   0.76%
investment income
Portfolio                          122.71%  89.76%   108.36% 95.93%  98.90%
turnover rate

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .01% in 1998, 0.02% in 1997,
      0.04% in 1996 and
0.06% in 1995.
(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios. (C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

                       Vontobel International Equity Fund
                 For a Share Outstanding Throughout Each Period
                              Years ended December 31,
             -------------------------------------------------------------

                                    1998      1997    1996   1995
                                    ----      ----    ----   ----

                                                                            1994

Per Share Operating Performance
Net asset value, beginning of year $18.15     $18.22  $17.13 $16.23
                                                                      $17.22
                                   ------     ------  ------ ------   ------
Income from investment
   operations-
   Net investment                   0.01      (0.03)   0.03   0.16     0.01
income (loss)
   Net realized and
unrealized
    gain (loss) on                  2.98       1.74    2.85   1.61    (0.92)
investments
                                   ------     ------  ------ ------   ------
                                   ------     ------  ------ ------   ------
    Total from investment           2.99       1.71    2.88   1.77    (0.91)
operations
                                   ------     ------  ------ ------   ------
Less distributions-
   Distributions from net           0.00       0.00   (0.03) (0.17)   (0.08)
investment income
   Distributions from realized     (0.96)     (1.78)  (1.76) (0.70)    0.00
gains
                                   ------     ------  ------ ------   ------
                                   ------     ------  ------ ------   ------
    Total distributions            (0.96)     (1.78)  (1.79) (0.87)   (0.08)
                                   ------     ------  ------ ------   ------
Net asset value, end of            $20.18     $18.15  $18.22 $17.13   $16.23
year
                                   ======     ======  ====== ======   ======
Total Return                       16.77%     9.19%   16.98% 10.91%   (5.28)%

Ratios/Supplemental Data
Net assets, end of year            $161,933   $160,821$151,71$130,505 $138,174
(000's)
Ratio to average net
assets-
  Expenses (A)                     1.40%      1.56%   1.60%  1.63%    1.54%
  Expenses-net (B)                 1.36%      1.50%   1.39%  1.53%    1.54%
  Net investment income            0.06%      (0.17)% 0.15%  0.41%    0.08%
(loss)
Portfolio turnover rate            41.51%     38.45%  54.58% 68.43%   34.04%

(A) Expense ratio has been increased to include additional custodian fees since 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.



                      Vontobel Eastern European Equity Fund
                 For a Share Outstanding Throughout Each Period




                                       Years ended          February 15, *  to
                                       December 31,              to
                                    1998       1997         December 31, 1996
                                                            -----------------
                                  ---------   --------

Per Share Operating
  Performance
Net asset value,
   beginning of period              $15.25     $14.89         $10.00
                                  ---------   --------      ---------
Income from investment
   operations-
   Net investment loss              (0.31)     (0.19)         (0.06)
   Net realized and unrealized
    gain (loss) on investments      (6.80)       1.47           4.95
                                  ---------   --------      ---------
    Total from investment
      operations                    (7.11)       1.28           4.89
                                  ---------   --------      ---------
Less distributions-
  Distributions from realized
    gains on investments              0.00     (0.92)           0.00
                                  ---------   --------      ---------
Total distributions                   0.00     (0.92)           0.00
                                  ---------   --------      ---------
Net asset value, end of period       $8.14     $15.25         $14.89
                                  =========   ========      =========
Total Return                       (46.62)%     8.74%         48.90%

Ratios/Supplemental Data
Net assets, end of period (000's)  $36,154    $139,408       $61,853
Ratio to average net assets-
  Expenses (A)                       2.57%      1.94%          2.02% **
  Expenses-net (B)                   2.41%      1.66%          1.71% **
  Net investment loss                                        (1.07)% **
                                    (1.67)%   (1.30)%
Portfolio turnover rate            135.35%    105.86%         38.69%

*     Commencement of operations
**   Annualized
(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits. (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.







                        Vontobel International Bond Fund
                 For a Share Outstanding Throughout Each Period




                                                                    March 1* to
                                Years ended December          December
                                                                         31,
                          1998        1997         1996        1995       1994
                         -------      -----        -----       -----      -----

Per Share Operating
  Performance
Net asset value,
   Beginning of           $9.89       $10.93       $10.60      $9.48      $10.00
period...
                         -------      -----        -----       -----      -----

Income from investment
   Operations-
   Net investment          0.62       0.61         0.47        0.61       0.70
income...
   Net realized and
unrealized
    Gain (loss) on         0.85       (1.27)       0.32        1.06       (0.50)
investments
                         -------      -----        -----       -----      -----

    Total from
investment
      Operations.......    1.47       (0.66)       0.79        1.67       0.20
                         -------      -----        -----       -----      -----


Less distributions-
   Distributions from
net
    Investment income        --         --         (0.40)      (0.55)     (0.70)
   Distributions from
realized
    Gains on investments (0.70)       (0.38)       (0.06)        --         --
   Distributions in
excess of
   net investment income     --         --           --          --       (0.02)

                         -------      -----        -----       -----      -----
                         -------      -----        -----       -----      -----
   Total distributions   (0.70)       (0.38)       (0.46)      (0.55)     (0.72)
                         -------      -----        -----       -----      -----


Net asset value, end of  $10.66       $9.89        $10.93      $10.60     $9.48
period
                         =======      =====        =====       =====      =====

Total Return             14.85%       (6.04)%      7.51%       17.60%     1.98%
                         =======      =====        =====       =====      =====

Ratios/Supplemental Data
Net assets, end of       $6,983       $10,793      $26,879     $16,253  $10,235
period (000's)
Ratio to average net
assets-(A)
  Expenses                1.61%       1.60%        1.84%       1.76%     1.35%**
(B)....................
  Expense ratio-net       1.61%       1.40%        1.52%       1.35%     1.35%**
(C).............
  Net investment income   5.04%       5.92%        4.78%       5.38%     3.99%**
 ..........
Portfolio turnover        8.72%       0.00%        19.89%      18.63%    19.00%
rate.......



* Commencement of Operations

** Annualized


(A) Management fee waivers and expense reimbursements reduced the expense ratios and increased the Ratios of net investment income by .25% in 1998
   0.60% in 1997, 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.

(B) Expense ratio has been increased to include additional custodian fees in 1997, 1996 and 1995 that were offset by custodian fee credits; prior to 1995 custodian fee credits reduced the expense ratio.,

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.


                      Vontobel Emerging Markets Equity Fund
                 For a Share Outstanding Throughout Each Period


                      Year ended       September 1, *
                      December 31,          to
                           1998       December 31, 1997




Per Share Operating
  Performance
Net asset value,
   beginning of       $9.42
period                                 $10.00
                      -----           --------

Income from
investment
   operations-
   Net investment     0.00             (0.04)
loss
   Net realized and
unrealized
    loss on           (2.11)           (0.54)
investments
                      -----           --------

    Total from
investment
      operations      (2.11)           (0.58)
                      -----           --------

Net asset value, end  $7.31             $9.42
of period
                      =====           ========


Total Return          (22.40)%        (5.80)%
Ratios/Supplemental
Data
Net assets, end of    $1,611           $3,601
period (000's)
Ratio to average net
assets- (A)
  Expenses (B)        2.38%             2.41% **
  Expenses-net (C)    2.07%             2.20% **
  Net investment loss (0.02)%         (1.42)% **
Portfolio turnover    130.59%          16.36%
rate

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 3.75% and 1.25%, in 1998 and 1997, respectively.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio-net eflects the effect of the custodian fee credits the fund received.

*   Commencement of operations
**  Annualized


                       Vontobel Eastern European Debt Fund
                 For a Share Outstanding Throughout Each Period

                              Year ended     September 1*
                             December, 31    December 31,
                                  1998        1997
                                   ------     -------
Per Share Operating Performance
Net asset value, beginning of      $9.70      $10.00
period
                                   ------     -------
Income from investment operations
   Net investment income            1.27        0.26
   Net realized and unrealized
gain (loss) on
      investments                   1.09      (0.32)
                                   ------     -------
                                   ------     -------
Total from investment               2.36      (0.06)
operations
                                   ------     -------
Less
distributions
   Distributions from net          (1.64)     (0.24)
investment income
   Distributions from              (0.21)       0.00
capital gains
                                   ------     -------
Total                              (1.85)     (0.24)
Distributions
                                   ======     =======
Net asset value, end of            $10.21      $9.70
period
                                   ======     =======
Total Return                       24.54%     (0.55)%

Ratios/Supplemental
Data
Net assets, end of                 $7,882     $14,438
period (000's)
Ratio to average net
assets -(A)
   Expenses - (B)                  1.98%       2.38% **
   Expenses -                      1.98%       2.19% **
net (C)
   Net                             12.03%      8.28% **
investment income
Portfolio                          21.36%      0.00%
turnover rate

*Commencement of
operations
**Annualized

(A) Management fee waivers reduced the expense ratio and increased the ratio of net investment income by .41% in 1998.
(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

For investors who want more information about the Funds, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports:

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can receive free copies of the reports and the SAI, request other information and discuss your questions about the Funds by the contacting the Funds directly at:


                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                                 1-800-527-9500


You can review the Funds' reports and SAI at the Public Reference Room of the SEC. You can receive text-only copies:

      For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330

      Free from the SEC's Internet Website at http://www.sec.gov.









(Investment Company Act File No. 811-_____)






                              VONTOBEL FUNDS, INC.

                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 1-800-527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                            VONTOBEL U.S. VALUE FUND
                       VONTOBEL INTERNATIONAL EQUITY FUND
                      VONTOBEL EMERGING MARKETS EQUITY FUND
                      VONTOBEL EASTERN EUROPEAN EQUITY FUND
                        VONTOBEL INTERNATIONAL BOND FUND
                       VONTOBEL EASTERN EUROPEAN DEBT FUND




This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel U.S. Value Fund, Vontobel International Equity Fund (formerly named Vontobel EuroPacific
Fund), Vontobel Emerging Markets Equity Fund, Vontobel Eastern European Equity Fund, Vontobel International Bond Fund and Vontobel Eastern European Debt Fund (collectively, the "Funds"), dated May 1, 1999. You may obtain the Prospectus of the Funds, free of charge, by writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9525.



The Fund's audited financial statements and notes thereto for the year ended December 31, 1998 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1998 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9500.


The date of this SAI is May 1, 1999.

                                TABLE OF CONTENTS
                                                                          PAGE

General Information...........................................................
Investment Objectives.........................................................
Strategies and Risks..........................................................
Investment Programs...........................................................
       Convertible Securities.................................................
       Warrants...............................................................
       Illiquid Securities....................................................
       Debt Securities........................................................
       International Bonds....................................................
       Strategic Transactions.................................................
       Options................................................................
       Futures................................................................
       Currency Transactions..................................................
       Combined Transactions..................................................
       Eurocurrency Instruments...............................................
       Use of Segregated and Other Special Accounts...........................
       Depositary Receipts....................................................
       Temporary Defensive Positions..........................................
       U.S. Government Securities.............................................
       Repurchase Agreements..................................................
       Reverse Repurchase Agreements..........................................
       When-Issued Securities.................................................
Other Investments.............................................................
Restrictions..................................................................
Management of the Company....................................................
Principal Securities Holders.................................................
Investment Advisor and Advisory Agreement....................................
Management-Related Services..................................................
Portfolio Transactions......................................................
Portfolio Turnover..........................................................
Capital Stock and Dividends.................................................
Dividends and Distributions.................................................
Additional Information about Purchases and Sales...........................
Eligible Benefit Plans....................................................
Tax Status................................................................
Investment Performance....................................................
Financial Information.....................................................

GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on February 28, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Vontobel U.S. Value Fund ("Value Fund"), Vontobel International Equity Fund ("International Equity Fund"), Vontobel Emerging Markets Equity Fund ("Emerging Markets Fund"), Vontobel Eastern European Equity Fund ("E. European Equity Fund"), Vontobel International Bond Fund (the "Bond Fund") and Vontobel Eastern European Debt Fund ("E. European Debt Fund") (individually, a "Fund," collectively, the "Funds"). Each Fund is a separate investment portfolio or series of the Company (see "Capital Stock" below). Each of the International Equity, Emerging Markets and E. European Equity Funds is a "diversified" series," as that term is defined in the 1940 Act. The Value, Bond and E.
European Debt Funds are "non-diversified" series.

INVESTMENT OBJECTIVES

The Value Fund's investment objective is to achieve long-term capital returns in excess of the broad market. The investment objective of each of the International Equity and E. European Equity Funds is to achieve capital appreciation and the investment objective of the Emerging Markets Fund is to achieve long-term capital appreciation. The investment objective of each of the Bond and E. European Debt Funds is to maximize total return from capital growth and income.

All investments entail some market and other risks. For instance, there is no assurance that a Fund will achieve its investment objective. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' Prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: Each of the Value, International Equity, Emerging Markets and E. European Equity Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Funds have to pay more for a convertible security than the value of the underlying common stock.

Warrants: Each of the Value, International Equity, Emerging Markets and E. European Equity Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities: Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities: Each of the Bond and E. European Debt Funds invest primarily in debt securities. The Bond Fund will invest in securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Rating Group ("S&P) at the time of purchase, or unrated securities which the Advisor believes are of comparable quality. The Bond Fund may also invest in securities rated (at the time of purchase): Baa or higher by Moody's; BBB or higher by S&P; or foreign securities not subject to standard credit ratings, which the Advisor believes are of comparable quality. Securities rated as BBB or Baa are generally regarded as having adequate capacity to pay interest and repay principal. Under normal circumstances, the Value Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities. The fixed income securities in which the Value Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or foreign securities not subject to standard credit ratings, which the Adviser believes are of comparable quality.]

The E. European Debt Fund may purchase debt securities that are rated Baa3 or higher by Moody's or BBB- or higher by S&P, or unrated securities which the Advisor believes are of comparable quality. The Fund reserves the right, however, to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality). The Fund will invest no more than 5% of its assets in securities rated below BBB- by S&P or Baa3 by Moody's or which are unrated but are of comparable quality as determined by the Advisor. Bonds rated Baa3 or BBB- may have speculative elements as well as investment-grade characteristics. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.

International Bonds: International bonds are bonds issued in countries other than the United States. The Bond Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The investments of the E. European Debt Fund may include debt securities issued or guaranteed by an Eastern European national government, its agencies, instrumentalities or political subdivisions, corporate debt securities issued by borrowers in Eastern European countries and Eastern European or bank holding company debt securities.

Strategic Transactions

Each of the Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Options

Each of the Funds may purchase and sell options as described in the Prospectus and herein.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share ("NAV") is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although it is not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 10% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income. The sale of put options can also provide income.

The Funds may  purchase  and sell call  options on  securities,  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. Each of the International Equity, European Equity and Bond Funds (collectively, the International Funds) may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not it holds the above securities in its portfolio), and futures contracts (except each of the Bond and E. European Debt Funds may not purchase or sell futures contracts on individual corporate debt securities.) The International Funds may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

The International Funds may enter into financial futures contracts or purchases or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The Bond and E. European Debt Funds, may enter into financial futures contracts or purchases or sell put and call options on such futures for duration management. The use of futures for hedging is intended to protect an International Fund from
(i) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (ii) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the International Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the International Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the International Funds to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by an International Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The International Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The International Funds will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the International Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the International Fund. If the International Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

An International Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the International Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

Each of the International Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The International Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The International Funds' dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time an International Fund is engaging in proxy hedging (see "Proxy Hedging," below). If an International Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Funds' principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an International Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Transaction Hedging

Transaction Hedging occurs when a fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a fund's portfolio securities or the receipt of income therefrom. The International Funds may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. An International Fund will be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Funds may use position hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar. The International Funds may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The International Funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging

The International Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the International Funds have or expect to have portfolio exposure.

Proxy Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the International Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Japanese yen is linked to the Euro, the International Funds hold securities denominated in yen and the Advisor believes that the value of yen will decline against the U.S. dollar, the Advisor may enter into a contract to sell Euros and buy U.S. dollars.

Combined Transactions
The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction or when the Advisor believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments

The International Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Funds might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts

In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates an International Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. An International Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the International Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

An International Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Emerging Markets Fund may invest in ADRs, EDRs, GDRs or RDCs and the E. European Equity Fund may invest in ADRs and GDRs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.
Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S. debt securities, including short-term money market securities. For temporary defensive purposes, each of the International Equity, E. European Equity and Bond Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities

The Funds may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Funds may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Funds may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Funds invest. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Reverse Repurchase Agreements

 As a means of enhancing income, the Bond and E. European Debt Funds may enter into reverse repurchase agreements with selected banks and broker/dealers. Under a reverse repurchase agreement, a Fund sells securities subject to an obligation to repurchase those securities at a specified time and price. In order to comply with U.S. regulatory conditions applicable to investment companies, the Fund will recognize gains or losses on such obligations each day, and will segregate cash, U.S. government securities, or other high-grade debt instruments in an amount sufficient to satisfy its repurchase obligation. The Fund will also mark the value of the assets to market daily, and post additional collateral if necessary. The Fund may invest the payment received for such securities prior to fulfilling its obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Therefore, the Fund's investment in reverse repurchase agreements is subject to the borrowing limitations of the 1940 Act (See "Investment Restrictions").

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

When-issued Securities

The Emerging Markets and Bond Funds may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield of the securities are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund reflects gains or losses on such commitments each day, and segregates assets sufficient to meet its obligation pending payment for the securities.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize one or more of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with Fund's investment objective and that such investments would be consistent with the fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of each Fund.

As a matter of fundamental policy, a Fund will not:

      1) Except for the Value, Bond and E. European Debt Funds, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

      2) Except for the Value, Bond and E. European Debt Funds, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the Emerging Markets Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

      3) Act as an underwriter of securities of other issuers, except that each of the International Equity and E. European Equity Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

      4) Buy or sell commodities or commodity contracts, provided that each of the International Equity and E. European Equity Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Equity Fund, financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

      5) As to the International Equity and E. European Equity Funds, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value, Emerging Markets, Bond and E. European Debt Funds, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value, Emerging Markets and E. European Debt Funds may borrow up to 33 1/3%, and the Bond Fund may borrow up to 20%, of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

      6) Make loans, except that a Fund may (1) lend portfolio  securities;  and
         (2) enter into repurchase agreements secured by U.S. Government securities and, with respect to the Bond and E. European Debt Funds, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

      7) Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry, provided that, for the Emerging Markets Fund, Bond Fund and
         E. European Debt Fund, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and, for the Bond Fund and E. European Debt Fund, for the purpose of this restriction: telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

      8) Except for the Emerging Markets Fund, Bond Fund and E. European Debt Fund, invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

      9) Invest in interests in oil, gas, or other mineral explorations or development programs.

      10)Issue senior securities.

      11)Participate on a joint or a joint and several basis in any securities trading account.

      12)Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
         (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

      13)Invest in companies for the purpose of exercising control.

      14)Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

      15)Engage in short sales.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

      1)  Invest more than 15% of its net assets in illiquid securities.

In applying the fundamental investment policies and restrictions:

      (a)Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

      (b)The Funds adhere to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

MANAGEMENT OF THE COMPANY

Directors and Officers

The  Company is  governed  by a Board of  Directors,  which is  responsible  for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Advisor and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address and Birthdate Position(s) Held With      Principal Occupation(s)
                            Company                    During the Past 5 Years

*John Pasco, III            Chairman, Director and     Mr. Pasco has served as
1500 Forest Ave, Suite 223  Treasurer                  Treasurer and Director of
Richmond, VA 23229                                     Commonwealth Shareholder
(4/10/45)                                              Services, Inc. ("CSS"),
                                                       the Company's
                                                       Administrator, since
                                                       1985; Director, President
                                                       and Treasurer of
                                                       Commonwealth Capital
                                                       Management, Inc.(a
                                                       registered Investment
                                                       Advisor) since 1983;
                                                       Director and  shareholder
                                                       of Fund  Services,  Inc.,
                                                       the  Company's   Transfer
                                                       and   Disbursing   Agent,
                                                       since  1987;  shareholder
                                                       of   Commonwealth    Fund
                                                       Accounting,  Inc.,  which
                                                       provides bookkeeping
                                                       services  to  Star  Bank;
                                                       and  Chairman,   Director
                                                       and   Treasurer   of  the
                                                       World   Funds,   Inc.,  a
                                                       registered investment
                                                       company, since May, 1997.
                                                       Mr.   Pasco is  also  a
                                                       certified public
                                                       accountant.

*Henry Schlegel             Director                   Mr. Schlegel has served
450 Park Avenue                                        as a Director, the
New York, NY 10022                                     President and the Chief
(1/24/53)                                              Executive Officer of
                                                       Vontobel   USA  Inc.,   a
                                                       registered investment
                                                       adviser, since 1988.


Samuel Boyd, Jr.            Director                   Mr. Boyd has served as
10808 Hob Nail Court                                   the Manager of the
Potomac, MD 20854                                      Customer Services
(9/18/40)                                              Operations and Accounting
                                                       Division  of the  Potomac
                                                       Electric Power  Company
                                                       since 1978 and as
                                                       Director of World  Funds,
                                                       Inc., a registered
                                                       investment company, since
                                                       May,  1997.  Mr.  Boyd is
                                                       also a  certified  public
                                                       accountant.

William E. Poist            Director                   Mr. Poist has served as a
 5272 River Road                                       financial and tax
 Bethesda, MD 20816                                    consultant through his
(6/11/39)                                              firm Management
                                                       Consulting for
                                                       Professionals since 1968
                                                       and as Director of World
                                                       Funds, Inc., a registered
                                                       investment company, since
                                                       May, 1997.  Mr. Poist is
                                                       also a certified public
                                                       accountant.


Paul M. Dickinson           Director                   Mr. Dickinson has served
8704 Berwickshire Drive                                as President of Alfred J.
Richmond, VA 23229                                     Dickinson, Inc., Realtors
(11/11/47)                                             since April 1971 and as a
                                                       Director of World  Funds,
                                                       Inc., a registered
                                                       investment company, since
                                                       May, 1997.

*Edwin D. Walczak           Senior Vice President of   Mr. Walczak has served as
450 Park Avenue             the Company and            Senior Vice President and
New York, NY 10022          President of the Vontobel  Chief Investment Officer
(9/17/53)                   U.S.  Value Fund           of Vontobel USA Inc., a
                                                       registered investment
                                                       advisor, since 1988. From
                                                       1984 to  1988  Mr.Walczak
                                                       was   an institutional
                                                       portfolio manager   at
                                                       Lazard Freres Asset
                                                       Management, New York.


*Monica Mastroberardino     Vice President of the      Ms Mastroberardino has
450 Park Avenue             Company and President of   served as Vice President
New York, NY 10022          the Vontobel               of Vontobel USA Inc.
(6/2/58)                    International Bond Fund    since February, 1999.
                                                       She has been a
                                                       macroeconomic analyst
                                                       with Vontobel Asset
                                                       Management, Switzerland,
                                                       since February 1998, [and
                                                       is  the  Associate   Fund
                                                       Manger  of  the  Vontobel
                                                       group's  Luxembourg-based
                                                       and   SEC-based   Eastern
                                                       European   Debt   Funds.]
                                                       From   February  1995  to
                                                       January  1998  she  was a
                                                       macroeconomic and
                                                       financial analyst  with
                                                       Credit Suisse,
                                                       Switzerland.

*Fabrizio Pierallini        Senior Vice President of   Mr. Pierallini has served
450 Park Avenue             the Company, President of  as Senior Vice President
New York, NY 10022          the Vontobel               and Portfolio Manager
(8/14/59)                   International Equity Fund  (International Equities)
                            and the Vontobel Emerging  of Vontobel USA Inc., a
                            Markets Equity Fund        registered investment
                                                       adviser, since   April
                                                       1994.  From  1991 to 1994
                                                       Mr. Pierallini was
                                                       Associate-Director
                                                       /portfolio manager w/

                                                       Swiss Bank Corporation
                                                       in New  York and from
                                                       1988 to 1991 he was  a
                                                       Vice-President/Portfolio
                                                       Manager      with     SBC
                                                       Portfolio Management Ltd.
                                                       in  Zurich,  Switzerland.
                                                       He  was   an
                                                       Associate/Institutional
                                                       Consultant with   Bank
                                                       Julius  Baer  in  Zurich,
                                                       Switzerland  from 1986 to
                                                       1988.

*Luca Parmeggiani           Vice President of the      Mr. Parmeggiani has
450 Park Avenue             Company and President of   served as Vice President
New York, NY 10022          the Vontobel Eastern       of Vontobel USA Inc., a
(3/23/62)                   European Equity Fund       registered investment
                                                       adviser,   since  October
                                                       1997. Mr.  Parmeggiani is
                                                       a first Vice President of
                                                       Vontobel Asset Management
                                                       where  he is  responsible
                                                       for   Eastern    European
                                                       equity    research    and
                                                       management.    Prior   to
                                                       joining   the    Vontobel
                                                       group,    he   was   Vice
                                                       President  and manager of
                                                       Lombard    Odier    Cie's
                                                       Invest   Eastern   Europe
                                                       Fund.   He  is  an   EFAS
                                                       Certified financial
                                                       analyst (European
                                                       Federation  of  Financial
                                                       Analyst and
                                                       Statisticians).


*Volker Wehrle              Vice President of the      Mr. Wehrle has served as
450 Park Avenue             Company and President of   Vice President of
New York, NY 10022          the Vontobel Eastern       Vontobel USA Inc. since
(3/29/58)                   European Debt Fund         May 1997 and as Vice
                                                       President of Vontobel
                                                       Asset Management,
                                                       Switzerland since October
                                                       1994.  He is the  head of
                                                       fixed income  investments
                                                       for Vontobel  Asset
                                                       Management,  Switzerland.
                                                       From   January   1989  to
                                                       September 1994, he
                                                       managed fixed income
                                                       investments for the Group
                                                       Treasury Department  of
                                                       Sandoz AG Switzerland.


F. Byron Parker, Jr.        Secretary                  Mr. Parker has served as
810 Lindsay Court                                      Secretary of Commonwealth
Richmond, VA 23229                                     Shareholder Services,
(1/26/43)                                              Inc. since 1986. He is
                                                       also a Partner in the law
                                                       firm Mustian & Parker.




Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Advisor. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. As of December 31, 1998 the officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds. For the fiscal year ended December 31, 1998, the Directors received the following compensation from the Company:


Name and         Aggregate       Pension or       Total
Position Held    Compensation    Retirement       Compensation
                 From the Funds  Benefits         from the
                 Fiscal Year     Accrued as Part  Company
                 Ended December  of Fund Expenses
                 31, 19981
John Pasco, III                        N/A
   Director
Henry Schlegel                         N/A
   Director
Samuel Boyd, Jr.      10,050.00        N/A           10,050.00
   Director
William E. Poist      10,050.00        N/A           10,050.00
   Director
Paul M.               10,050.00        N/A           10,050.00
Dickinson
   Director


1This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Funds for the fiscal year ended December 31, 1998.

PRINCIPAL SECURITIES HOLDERS

As of March 31, 1999, the following persons owned of record or beneficially shares of the Funds in the following amounts.

Value Fund

Charles  Schwab  Reinvestment,  101 Montgomery  Street,  San Francisco CA 94104,
owned of record 3,699,032.644 outstanding shares (or 40.847%); and Bank J. Vontobel and its affiliates for the benefit of its customers, Zv-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 1,172,282.468 outstanding shares (or 12.945%).

International Equity Fund

Bank J. Vontobel and its affiliates for the benefit of its customers, Zv-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 3,139,026.644 shares (or 40.071%); Riggs Bank. P.O. Box 96211 Washington, D.C. 20090-6211, owned of record 458,518.362 outstanding shares (or 5.853%); and Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,497,863.507 outstanding shares (or 19.121%).

E. European Equity Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 994,537.070 shares (or 24.77% and Bank J. Vontobel and its affiliates for the benefit of its customers, Zv-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 574,658.584 outstanding shares (or 14.313%).

Bond Fund

Bank J. Vontobel and its affiliates for the benefit of its customers, Zv-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 486,304.532 outstanding shares (or 69.273%); Charles Schwab Reinvestment, 101 Montgomery Street San Francisco, CA 94104, owned of record 75,059.966 outstanding shares (or 10.692%).

Emerging Markets Equity Fund

Charles Schwab Reinvestment 101 Montgomery Street, San Francisco, CA 94104, owned of record 16,241.398 outstanding shares (or 8.372%); and Bank J. Vontobel and its affiliates for the benefit of its customers ZV-Kontrollen Banhhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 54,666.501 outstanding shares (or 28.178%); and Vontobel USA Inc. 450 Park Avenue New York, N.Y. 10022 owned of record 10,828.810 outstanding shares (or 5.582%).

E. European Debt Fund

Bank J. Vontobel and its affiliates for the benefit of its customers, ZV-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland, owned of record 636,765.604 outstanding shares (or 85.996%) and Palenzona Ingeborg Bahnhofstrasse 33 CH-8022 Zurich SZ owned 40,637.473 outstanding shares (or 5.488%).

INVESTMENT ADVISOR AND ADVISORY AGREEMENT

Vontobel USA Inc. (the "Advisor"), 450 Park Avenue, New York, N.Y. 10022, is each Fund's investment adviser. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Advisor is a wholly owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company.

The Advisor serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreements of the Emerging Markets and E. European Debt Funds are effective for a period of two years from August 18, 1997, and may be renewed annually thereafter. The Advisory Agreements for the Value Fund, International Equity Fund, Bond Fund and E. European Equity Fund are dated July 14, 1992, July 14, 1992, February 10, 1994, and February 14, 1996, respectively. The Advisory Agreement for each such Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Advisor.

Under the Advisory Agreements, the Advisor, subject to the supervision of the Directors, provides investment management advice with respect to securities and other instruments. The Advisor makes all decisions and performs all duties in accordance with the Funds' investment objectives, policies, and investment restrictions.

The Advisor is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and negotiation of commissions. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution for the Fund's orders. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies adopted by the Company's Board of Directors. The Advisor is also permitted to purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice and other statistical services. In such instances, the Advisor may be authorized to pay a commission, which is higher than the commission that would be charged by another broker. From time to time, and subject to the Advisor obtaining the best price and execution for each Fund, the Board of Directors may authorize the Advisor to allocate brokerage transactions to a broker in consideration of: (1) the sale of Fund shares; or (2) payment of an obligation otherwise payable by the Funds.

Each Fund is obligated to pay the Advisor an advisory fee. That fee is payable monthly at an annual rate that is equal to a percentage of the Fund's average daily net assets. Both the Value and International Equity Funds pay the Advisor at a rate of 1.00% on the first $100 million and 0.75% on assets in excess of $100 million. Each of the Emerging Markets, E. European Equity and E. European Debt Funds pay the Advisor at a rate of 1.25% on the first $500 million and 1.00% on assets in excess of $500 million. The Bond Fund pays the Advisor a flat fee of 1.00%. The table below shows the total amount of advisory fees that each Fund paid the Advisor for the last three fiscal years. The table also shows the amount of investment advisory fees that the Advisor waived during the last three fiscal years.

                          Years Ended December 31,
Fund                               1996 Fee       1997 Fee       1998 Fee
----
                             Payable/Waived    Payable/Waived   Payable/Waived
Value Fund                  $620,780/22,437   $986,164/22,500  $1,903,694/22,500
International Equity Fund       1,280,135/0       1,443,062/0       $1,505,510/0
Emerging Markets Fund*                  N/A     14,720/14,720       35,051/35psi
E. European Equity Fund**         302,021/0       2,113,314/0        1,003,342/0
Bond Fund                    248,407/48,630   193,299/115,099      80,161/80,161
E. European Debt Fund*                  N/A          57,164/0     154,111/50,475


* Fees paid and/or waived in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.
** Fees paid and/or waived in 1996 reflect payments for the period from February 15, 1996, the commencement of operations, to December 31, 1998.


Pursuant to the terms of the Advisory Agreements, the Advisor pays all expenses it incurs in connection with rendering its management services. Each Fund is responsible for all other expenses that are not specifically assumed by the Advisor. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, fees for bookkeeping and record keeping services, custodian and transfer agency fees and registration fees. The services furnished by the Advisor under the Advisory Agreements are not exclusive, and the Advisor is free to perform similar services for others.

ADMINISTRATION

Pursuant to the Administrative Services Agreement with the Company, dated January 7, 1999 (the "Service Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Advisor. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Funds on the first $500 million and 1.50% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.

                          Years Ended December 31,
Fund                                 1996           1997           1998
----
Value Fund                         $147,596       $318,571       $509,371
International Equity Fund           297,410        419,496        328,563
Emerging Markets Fund*               N/A            11,074         18,245
E. European Equity Fund**            80,336        432,860        205,758
Bond Fund                            58,468         59,783         28,517
E. European Debt Fund*               N/A            14,359         36,769

* Fees paid in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997. ** Fees paid 1996 reflect payments for the period from February 15, 1996, the commencement of operations, to December 31, 1998.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated November 1,1998, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the International Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Funds' business.


TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated September 1, 1987, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.


DISTRIBUTOR

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement dated August 18, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director.

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Advisor, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Advisor, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Advisor with investment recommendations, statistical, research or similar services useful to the Advisor's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Advisor has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                                                 Years Ended December 31,
Fund                                           1996        1997        1998
----                                           ----        ----        ----
Value Fund                               $   198,787     290,165    $496,553
International Equity Fund                  1,185,252     292,194     146,822
Emerging Markets Fund                            N/A       4,604      17,928
E. European Equity Fund                      344,275     932,733     374,114
Bond Fund                                          0           0           0
E. European Debt Fund                            N/A           0           0

The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:

                                              Years ended December 31,

Fund                                           1996         1997         1998

Emerging Markets Fund                          N/A            0            0
E. European Equity Fund                        N/A            0            0
Bond Fund                                       0             0            0
E. European Debt Fund                          N/A            0            0
International Equity Fund                                                  0

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisor makes purchases and sales for a Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each of the Funds. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

 A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

PURCHASING SHARES

You may purchase shares of the Funds directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order. The minimum initial investment for the Value Fund, Bond Fund, E. European Equity Fund, Emerging Markets Fund and E. European Debt Fund is $1,000. The minimum initial investment in the International Equity Fund is 4200,000. Subsequent investments for all Funds must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by Directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). You may purchase shares of a Fund by mail or wire.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

SELLING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after FSI receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of Emerging Markets Fund shares, E. European Equity Fund shares or E. European Debt Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV next computed after the suspension is terminated.

SMALL ACCOUNTS

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account: A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions: You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

Each Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic Account: Invest-A-Matic Accounts allow shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI. In order to open an Invest-A-Matic Account, you must complete a separate application. To obtain an application, or to receive more information, please call the offices of the Company at 1-800-527-9500. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). You must complete an Exchange Privilege Authorization Form to make an exchange. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10.00 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so. You may obtain Exchange Privilege Authorization Forms by calling the Company at 1-800-527-9525.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income

The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

If you are a corporate shareholder, you should note that 10% of the dividends paid by the Value Fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Value Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Because the income of the International Equity Fund, E. European Equity Fund, Bond Fund, Emerging Markets Equity Fund and E. European Debt Fund is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by such Funds for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


              Yield = 2[(a-b +1)-1]6
                          cd

where:

a  =    dividends and interest earned during the period.
b  =    expenses accrued for the period (net of reimbursements).
c  =    the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d  =    the maximum offering price per share on the last day of the period.


A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

      P(1+T)n= ERV

where:

P  =    a hypothetical initial payment of $1,000

T  =    average annual total return

n  =    number of years (1,5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Fund Name               One-Year    Five-Year   Ten-Year       From
                      Period Ended Period Ended Period Ended  Inception
                        12/31/98      12/31/98   12/31/98      12/31/98
Value Fund                14.70%      21.27%       N/A           17.12%
International Equity Fund 16.77%       9.38%       N/A            9.89%
Emerging Markets Fund    (22.20%)        N/A       N/A          (20.97%)
E. European Equity Fund  (46.62%)        N/A       N/A          ( 4.95%)
Bond Fund                 14.85%         N/A       N/A            7.07%
E. European Debt Fund     24.54%         N/A       N/A           17.43%


The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Funds may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Funds directly at:

                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

The books of each Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended December 31, 1998 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1998 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9500.

                  PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

(a) (1)  Articles of  Incorporation  of the Registrant are filed herewith as
         Exhibit 23(a)(1).

    (2) Articles Supplementary of the Registrant dissolving Commonwealth Emerging Growth Fund series and designating Nicholson Growth Fund series and Newport Far East series dated October, 1984 are filed herewith as Exhibit 23(a)(2).

    (3) Articles Supplementary of the Registrant dissolving Commonwealth Emerging Growth Fund series and creating Nicholson Growth Fund series and Newport Far East series dated November, 1984 are filed herewith as
         Exhibit 23(a)(3).

    (4) Articles Supplementary of the Registrant creating the Vontobel U.S. Value Fund series dated January 12, 1990 are filed herewith as
          Exhibit 23(a)(4).

    (5)  Articles   Supplementary  of  the  Registrant   creating  the  Vontobel
         International Bond Fund series dated October, 1993 are filed herewith as Exhibit 23(1)(5).

    (6) Articles Supplementary of the Registrant designating shares of each series dated December, 1993 are filed herewith as Exhibit 23(a)(6).

    (7) Articles Supplementary of the Registrant creating the Sand Hill Portfolio Manager Fund series dated August, 1994 are filed herewith as
         Exhibit 23(1)(7).

    (8) Articles Supplementary of the Registrant are herein incorporated by reference from Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on November 9, 1995.

    (9) Articles Supplementary of the Registrant are herein incorporated by reference from Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on June 3, 1997.

    (10) Articles of Amendment of the Registrant changing the name of the Corporation to Tyndall-Newport Fund and deleting all references to the Bowser Growth Fund series dated December, 1988 are filed herewith as
         Exhibit 23(a)(10).

    (11) Articles of Amendment of the Registrant deleting all references to Tyndall Fund dated January, 1991 are filed herewith as Exhibit 23(a)(11).

    (12) Articles of Amendment of the Registrant renaming the Sand Hill Portfolio Manager Fund dated October, 1994 are filed herewith as
         Exhibit 23(a)(12).

    (13) Articles of Amendment of the Registrant dated February, 1997 are herein incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on March 14, 1997.

    (14) Articles of Amendment of the Registrant dated May 13, 1997 are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on June 3, 1997.

(b) By-Laws of the Registrant are filed herewith as Exhibit 23(b).

     (1) Amendment to By-Laws of the Registrant are filed herewith as Exhibit 23(b)(1).

(c) Not Applicable.

(d) Investment Advisory Agreements between Vontobel USA Inc. and the Registrant on behalf of the:

        (1) Vontobel International Equity Fund dated July 14, 1992 is herewith filed as Exhibit 23(d)(1).

        (2) Vontobel U.S. Value Fund dated July 14, 1992 is herewith filed as Exhibit 23(d)(2).

        (3) Vontobel International Bond Fund dated February 10, 1994 is herewith filed as Exhibit 23(d)(3).

        (4) Vontobel Eastern European Equity Fund dated February 14, 1997 is incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A(File Nos. 2-78931 and 811-3551) as filed with the SEC on April 29, 1997.

        (5) Vontobel Eastern European Debt Fund dated August 18, 1997 is incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on June 3, 1997.

        (6) Vontobel Emerging Markets Equity Fund dated August 18, 1997 is incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on June 3, 1997.

(e) Distribution Agreement between Vontobel Funds, Inc. and First Dominion Capital Corp. dated August 18, 1998 is filed herewith as
     Exhibit 23(e).

(f)  Not applicable.

(g) Custodian Agreement between Brown Brothers Harriman & Co. and the Registrant dated November 1, 1998 is filed herewith as Exhibit 23(g).

(h) (1) Transfer Agency Agreement between Fund Services, Inc. and the Registrant dated January 1, 1999 is filed herewith as Exhibit 23(h)(1).

    (2) Administrative Services Agreement between CSS and the Registrant dated January 7, 1999 is filed herewith as Exhibit 23(h)(2).

    (3) Administrative Services Agreement dated July 14, 1992 between CSS and the Registrant (on behalf of the Vontobel International Equity Fund and the Vontobel U.S. Value Fund) is deleted and no longer filed.

    (4) Administrative Services Agreement dated February 10, 1994 between CSS and the Registrant (on behalf of the Vontobel International Bond Fund) is deleted and no longer filed.

    (5) Administrative Services Agreement dated February 14, 1996 between CSS and the Registrant (on behalf of the Vontobel Eastern European Equity
         Fund)is deleted and no longer filed.

    (6) Administrative Services Agreement dated August 18, 1997 between CSS and the Registrant (on behalf of the Vontobel Eastern European Debt Fund) is deleted and no longer filed.

    (7) Administrative Services Agreement dated August 18, 1997 between CSS and the Registrant (on behalf of the Vontobel Emerging Markets Equity Fund) is deleted and no longer filed.

    (8) Accounting Agency Agreement between Brown Brothers Harriman & Co. and the Registrant dated November 1, 1998 is filed herewith as Exhibit 23(h)(8)

(i) Not Applicable.

(j) Auditor's Consent is attached hereto as Exhibit 23(j).

(k) Not Applicable.

(l) Not Applicable.

       (m) Not Applicable.

       (n) Financial Data Schedule of the:

        (1) Vontobel International Equity Fund is filed herewith as
            Exhibit 23(n)(1).

        (2) Vontobel U.S. Value Fund is filed herewith as Exhibit
            23(n)(2).

        (3) Vontobel International Bond Fund is filed herewith as
            Exhibit 23(n)(3).

        (4) Vontobel Eastern European Equity Fund is filed herewith as Exhibit 23(n)(4).

        (5) Vontobel Eastern European Debt Fund is filed herewith as Exhibit 23(n)(5).

        (6) Vontobel Emerging Markets Equity Fund is filed herewith as Exhibit 23(n)(6).

(o) Not Applicable.

(p) Powers of Attorney for:

        (1) Samuel Boyd, Jr. is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on June 3, 1997.

        (2) Paul M. Dickinson is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on June 3, 1997.

        (3) Henry Schlegel is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on June 3, 1997.

        (4) William E. Poist is incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the SEC on June 3, 1997.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

           None.

ITEM 25.   INDEMNIFICATION.

         The Registrant is incorporated under the General Corporation Law (the "GCL") of the State of Maryland. The Registrant's Articles of
         Incorporation provide the indemnification of directors, officers and other agents of the corporation to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the Investment Company Act of 1940, as amended, for certain conduct set forth in that section ("Disabling Conduct"). Contracts between the Registrant and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling Conduct.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

         Vontobel USA Inc., the Investment Advisor to the Vontobel U.S. Value Fund series, the Vontobel International Equity Fund series, the Vontobel International Bond Fund series, the Vontobel Eastern European Equity Fund series, the Vontobel Eastern European Debt Fund series and the Vontobel Emerging Markets Equity Fund series provides investment advisory services consisting of portfolio management for
         a variety of individual   and   institutions   and  as  of  December
         31,  1998  had approximately $416 million in assets under management.


         For information as to any other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of Vontobel USA Inc. (the "Advisor") is or has been at any time during the past two fiscal years, engaged for his own accord or in his capacity of director, officer, employee, partner or trustee, reference is made to the Advisor's Form ADV (File #801-21953), currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.



ITEM 27  PRINCIPAL UNDERWRITERS

         (a)      The World Funds, Inc.


         (b)

Name and Principal      Position and Office     Positions and
Business Address        with Underwriter        Offices with Fund

John Pasco, III         President, Chief        Chairman, President
1500 Forest Avenue      Financial Officer,      and Treasurer
Suite 223               Treasurer and
Richmond VA 23229       Director

Mary T. Pasco           Director                Assistant Secretary
1500 Forest Avenue
Suite 223
Richmond, VA 23229

Darryl S. Peay          Vice President          Assistant Secretary
1500 Forest Avenue                              Assistant Compliance
Suite 223                                       Officer
Richmond, VA 23229

Lori J. Martin          Vice President and      None
1500 Forest Avenue      Assistant Secretary
Suite 223
Richmond, VA 23229

F. Byron Parker, Jr.    Secretary               Secretary
Mustian & Parker
8002 Discovery Drive
Suite 101
Richmond, VA 23229


         (c)      Not Applicable.



ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

         (a) Shareholder account records (including share ledgers, duplicate confirmations, duplicate account statements and applications forms) of the Registrant are maintained by its transfer agent, Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond, VA. 23229.

         (b) Investment records including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel International Bond Fund, Vontobel Eastern European Equity Fund, Vontobel Eastern European Debt Fund and Vontobel Emerging Markets Equity Fund series of the Registrant are maintained at each series' investment advisor, Vontobel USA Inc., at 450 Park Avenue,
                  New York, N.Y.  10022.

         (c) Accounts and records for portfolio securities and other investment assets, including cash of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel International Bond Fund, Vontobel Eastern European Equity Fund, Vontobel Eastern European Debt Fund and Vontobel Emerging Markets Equity Fund series are maintained in the custody of the Registrant's custodian bank, Brown Brothers Harriman & Co., at 40 Water Street., Boston, MA 02109.

         (d) Accounting records, including general ledgers, supporting ledgers, pricing computations, etc. of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel International Bond Fund, Vontobel Eastern European Equity Fund, Vontobel Eastern European Debt Fund and Vontobel Emerging Markets Equity Fund series are maintained by the Registrant's accounting services agent, Brown Brothers Harriman & Co., at 40 Water Street, Boston, MA 02109.

         (e) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc., are kept at the Registrant's principal office, at 1500 Forest Avenue, Suite 223, Richmond, VA 23229, by the Registrant's Administrator, Commonwealth Shareholder Services, Inc., whose address is the same as Registrant's.

         (f) Records relating to distribution of shares of the Registrant are maintained by the Registrant's distributor, First Dominion Capital Corp. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

ITEM 29. MANAGEMENT SERVICES

         There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS.

           (a)     Not Applicable.

           (b)     Not Applicable.

           (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Richmond, and the Commonwealth of Virginia on the _____ day of April 1999.

                              VONTOBEL FUNDS, INC.
                                  Registrant




                              By /s/John Pasco, III
                          John Pasco, III, Chairman and
                             Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.

(Signature)                   (Title)                 (Date)

/s/John Pasco, III            Director, Chairman      __________, 1999
John Pasco, III               Chief Executive
                              Officer and Chief
                              Financial officer

/s/ Henry Schlegel*           Director                 _________, 1999
Henry Schlegel


/s/ Samuel Boyd, Jr.*         Director                __________, 1999
Samuel Boyd, Jr.


/s/ Paul M. Dickinson*        Director                __________, 1999
Paul M. Dickinson


/s/ William E. Poist*         Director                __________, 1999
William E. Poist

/s/ John Pasco, III
John Pasco, III

* Pursuant to Powers-of-Attorney on File





Exhibit No.         EXHIBIT INDEX                     EDGAR EXHIBIT #

23(a)(1)          Articles of Incorporation           1- Ex-99.B.1
23(a)(2)          Articles Supplementary              2- Ex-99.B1.1
23(a)(3)          Articles Supplementary              3- Ex-99.B1.2
23(a)(4)          Articles Supplementary              4- Ex-99.B1.3
23(a)(5)          Articles Supplementary              5- Ex-99.B1.4
23(1)(6)          Articles Supplementary              6- Ex-99.B1.5
23(1)(7)          Articles Supplementary              7- Ex-99.B1.6
23(1)(10)         Articles of Amendment               8- Ex-99.B1.7
23(1)(11)         Articles of Amendment               9- Ex-99.B1.8
23(a)(12)         Articles of Amendment               10-Ex-99.B1.9
23(b)             By Laws                             11-Ex-99.B2
23(b)(1)          Amendment to By-Laws                12-Ex-99.B2.1
23(d)(1)          Investment Advisory Agreement       13-Ex-99.B5.1
23(d)(2)          Investment Advisory Agreement       14-Ex-99.B5.2
23(d)(3)          Investment Advisory Agreement       15-Ex-99.B5.3
23(e)             Distribution Agreement              16-Ex-99.B6
23(g)             Custodian Agreement                 17-Ex-99.B8
23(h)(1)          Transfer Agent Agreement            18-Ex-99.B9.1
23(h)(2)          Administrative Services Agreement   19-Ex-99.B9.1
23(j)             Auditors Consent                    20-Ex-99.B11
23(n)(1)          Financial Data Schedule             21-Ex-99.B12.1
23(n)(2)          Financial Data Schedule             22-Ex-99.B12.2
24(n)(3)          Financial Data Schedule             23-Ex-99.B12.3
24(n)(4)          Financial Data Schedule             24-Ex-99.B12.4
24(n)(5)          Financial Data Schedule             25-Ex-99.B12.5
24(n)(6)          Financial Data Schedule             26-Ex-99.B12.6


                                                       EXHIBIT 1

                            COMMONWEALTH GROUP, INC.
                           (NOW VONTOBEL FUNDS, INC.)
                            ARTICLES OF INCORPORATION

      FIRST: The undersigned Michael Vario, whose post office address is 107 North Adams Street, Rockville, Maryland 20850, being at least eighteen years of age, does hereby form a corporation under the General Laws of the State of Maryland.

      SECOND: The name of the Corporation is: THE COMMONWEALTH GROUP, INC. (now Vontobel Funds, Inc.)

      THIRD: The purpose for which the Corporation is formed is to operate as an open-end management investment company, and to exercise and enjoy all the powers, rights and privileges granted to, conferred on or otherwise exercised by corporations of a similar character under the general laws of the State of Maryland now or hereafter in force including, without limitation and not in derogation of the general purposes and powers so stated, the following:

      (a) To acquire, hold or dispose of any assets, including securities and property of all types, and any rights and privileges pertaining thereto, wheresoever located;
      (b) To conduct researches, investigations, and analyses of enterprises of every kind and description in the United States and elsewhere throughout the world;
      (c) To ender into, make and perform contracts of every kind and description relating to or useful in connection with the business of the Corporation;
      (d) To engage in any merger or reorganization approved by shareholders and assume assets or obligations pursuant thereto;
      (e)   To borrow, pledge against, or lend the assets of the corporation;
      (f)   To issue, repurchase or redeem its securities;
      (g) To maintain one or more offices within or without the State, and to conduct its business and maintain its assets and records wheresoever directed by the Board of Directors; and Notwithstanding the foregoing, to have and exercise all the powers conferred by the laws of Maryland upon corporations formed under the General Corporation Law of Maryland, and to do any or all of things to the same extent as natural persons might or could do.

    FOURTH: The post office address of the principal office of the Corporation in the State of Maryland is:
107 North Adams Street
Rockville, Maryland, 20850

      FIFTH:      The resident agent of the Corporation in this State is
Michael Vario, whose post office address is 107 North Adams Street, Rockville, Maryland 20850.

      SIXTH: The total number of shares of capital stock of all classes or series which the Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares of Common Stock of the par value of One Cent ($.01) per share, having an aggregate par value for all such shares of Five Million Dollars ($5,000,000,000). Pursuant to Section 2-105 of the Maryland General Corporation Law the Board of Directors may classify or reclassify any authorized but unissued share of such Common Stock into any class or series, may designate the name, rights and privileges of any such class or series and (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) such shares shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. Subject to further action of the Board of Directors, the corporation initially will be deemed to have a Bowser Growth Fund Series and a Commonwealth Emerging Growth Fund Series, and will classify and allocate 100,000,000 shares of Common Stock to each. At any time when there are no shares outstanding or subscribed for a particular class or series previously established and designated herein or by the Board of Directors, the class or series may be liquidated by similar means. Each share of a class or series shall have equal rights with each other share of that class or series of stock with respect to the assets of the Corporation pertaining to that class or series. Any fractional shares of capital stock issued by the corporation shall be proportionately, all the rights of full shares. Except as otherwise provided herein, all references in these Articles of Incorporation to capital stock or class or series of stock shall apply without discrimination to the shares of each class or series of stock.

     (A)The holder of each share of stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock, irrespective of the class or series then standing in his or her name in the books of the Corporation. On any matter submitted to a vote of shareholders, all shares of the Corporation then issued and outstanding and entitled to vote, regardless of the class or series, shall be voted in the aggregate and not by class or series except (1) when otherwise expressly provided by the Maryland General Corporation Law or (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual class or series; and (3) when the matter does not affect any interest of a particular class or series,, then only shareholders of each affected class or series shall be entitled to vote thereon.

     (B) Each class of stock of the Corporation shall have the following powers,
preferences  and   participating,   voting  or  other  special  rights  and  the
qualifications,  restrictions,  and limitations thereof shall be as follows:

     (1)All consideration received by the Corporation for the issue or sale of stock of each class or series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may e, shall belong to the class or series of shares of stock with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such class.

     (2) The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes or series stock, the amount of such dividends and the payment of them being wholly in the discretion of the Board of Directors.

     (I) Dividends or distributions on shares of any class or series of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such class or series.

     (II) Inasmuch as one goal of the corporation is to qualify as a "regulated investment company" under the Internal revenue Code of 1954, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder; and inasmuch as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power in its discretion to distribute in any fiscal year as dividends, including those designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability for the Corporation for federal income tax in respect of that year. In furtherance, and not in limitation of the foregoing, in the event that a class or series of shares has a net capital loss for a fiscal year, and to the extent that the net capital loss offsets net capital gains from another class or series, the amounts to be deemed available for distribution to the class or series with the net capital gain shall be reduced by the amount of offset. The shareholders of the class or series with the net capital gain shall be entitled to a full distribution of the net income and the net capital gain to the extent earned or realized. If the net capital loss of a class or series exceeds the net capital gain from another class or series, the excess loss shall not reduce the net investment income available for distribution to the class or series with the loss, but shall be carried forward.

     (3) In the event of the liquidation or dissolution of the Corporation, shareholders of each class or series shall be entitled to receive, as a class or series, out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular class or series of stock, the assets belonging to such class or series; and the assets so distributable to the shareholders of any class or series shall be distributed among such shareholders in proportion to the number of shares of such class or series held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular class or series of stock and available for distribution, such distribution shall be made to the holders of stock of all classes or series in proportion to the asset value of the respective classes or series determined as hereinafter provided.

     (4) The assets belonging to any class or series of stock shall be charged with the liabilities in respect to such class or series, and shall also be charged with its share of the general liabilities of the Corporation, in proportion to the assets value of the respective classes or series determined as hereinafter set out. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same to a given class or series, and as to whether the same or general assets of the Corporation are allocable to one or more classes or series.

     (C)`Each holder of any class or series of stock of the Corporation, who shall surrender his certificate in good delivery form to the Corporation or who, if the shares in question are not represented by certificates, shall deliver to the Corporation a written request in good order signed by the shareholder, shall be entitled to require the Corporation, to the extent that the class or series of stock in question has assets lawfully available therefor and out of such assets, but not otherwise, to redeem all or any part of the shares of such stock standing in the name of such holder on the books of the Corporation, at the net asset value of such shares, determined in the manner and as of the time, and payable as provided in the Investment Company Act of 1940, as amended. The Corporation shall make payment for any such shares to be redeemed as aforesaid, in cash, or if in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities belonging to the class or series to provide for such redemption by it of the shares of such class or series.

     (1) The Board of Directors of the Corporation may, in accordance with the Investment Company Act of 1940, as amended, suspend the right of the holders of any class or series of stock of the Corporation to require the Corporation to redeem shares of such class or series.

     (2) The Board of Directors, in the economic best interest of the Corporation and in order to reduce disproportionately burdensome expenses in servicing shareholder accounts, may from time to time, establish uniform standards with respect to the minimum value of a stockholder account or a minimum investment which may be made by a stockholder. The Board of Directors, by resolution and without the vote or consent of stockholders, may require that the aggregate net asset value of a stockholder account shall not be less than the minimum initial investment requirement of the Corporation at the time of the resolution. The resolution may authorize the Corporation to close those stockholder accounts not meeting the specified minimum standards of value by redeeming all of the shares in such accounts, at least sixty (60) days prior to the planned redemption date, a notice setting forth the minimum account size requirement and the date on which the account will be closed if the minimum size requirement is not met prior to said closing date.

     (3) The Corporation reserves the right to deduct from the proceeds of any redemption an amount, not in excess of 2% of the principal amount of any redemption, such amount to be retained by the Corporation in the class or series of the shares so redeemed. Such power may be exercised by the Board of Directors after shareholders have been given thirty (30) days notice of the imposition of such redemption charge.

     (D) The holder of any class or series of the capital stock of this Corporation shall have no preemptive or preferential rights to subscribe for; purchase or receive any part of such class or series, or of any new or additional issues of any class or series, or any bonds or other obligations of this Corporation convertible into stock whether now or hereafter authorized.

     (E) The shares of any class or series of the capital stock of the Corporation may be issued to such persons and at such prices as the Board of Directors may determine from time to time. Such issuance shall be on a non-assessable basis and, unless it be pro rated on the then existing stockholders of such class or series as a stock or optional dividend, stock split, or stock combination thereon, shall be only in exchange for cash or for such other property as the Board of Directors may deem proper, which shall in no event be less than the market value of such shares defined in these Articles or the par value of such shares, whichever is greater. The value of property received in exchange for the issuance of shares of any class or series shall be that resulting from an appraisal of such property by the Board of Directors in such manner as shall be deemed by it to reflect its fair value and when so determined in good faith shall be conclusive. Any excess received by the Corporation upon the issuance and sale of the shares of the capital stock of any class or series over the then per value thereof shall be carried on the books of the Corporation as paid-in surplus or such class or series.

     SEVENTH: The number of directors of the Corporation shall be at least three
(3), or such number, of directors, not more than fifteen (15), as may be specified by the By-Laws of the Corporation. The names of the directors who shall serve as such until the first annual meeting of stockholders or until their successors are duly chosen and qualified are as follows:

John Pasco,  III               Samuel Boyd,  Jr.
R. Max Bowser                  John Siddall
William  E.  Poist

     EIGHTH: This Corporation shall have perpetual existence.

     NINTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

     TENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Maryland or otherwise set forth herein, the Board of Directors is expressly authorized:

     (a) To make, alter or repeal the By-Laws of the Corporation except where such power is reserved by the By-Laws to the stockholders and subject to the powers of the stockholder to adopt, alter, or repeal any of the By-Laws of the Corporation.

     (b) To establish, and specify the powers of, any committee of the Board of Directors, and designate the members thereof.

     (c) If there be a vacancy on the Board of Directors by reason of death, resignation or otherwise, to fill such vacancy for the unexpired term by majority vote of the remaining directors, provided that after filling any such vacancy, at least two-thirds of the directors shall have been elected by the stockholders, and provided further that if at any time less than a majority of the directors then holding offices were elected by the stockholders, a stockholders' meeting shall be called for the purpose of electing directors to fill existing vacancies.

     (d) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of this Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders. No9 stockholder shall have any right to inspect any account or document of the Corporation, except as conferred by law or authorized by resolution of the directors or of the stockholders.

     (e) This Corporation may in its By-Laws confer powers additional to the foregoing upon the directors, in addition to the powers and authorities expressly conferred upon them by law.

     (f) The directors in their discretion may submit any contract or act for approval or ratification of the stockholders. Subject to the Investment Company Act of 1940, and notwithstanding any provision of the Maryland General Corporation Law, such approval, if given by a majority of all the votes entitled to be cast on the matter by the shareholders or any class or series thereof,
shall  be  valid  and  as  binding  upon  the   Corporation  and  upon  all  the
stockholders, or upon the affected class or series, as though it had been approved or ratified by every stockholder of the Corporation, or of such class or series, whether or not the contract or act would otherwise by open to legal attach because of any director's interest or for any other reason, and notwithstanding any provision of Maryland law requiring approval by a greater proportion of shareholders.

     (g) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

 ELEVENTH:

     (a) The current net asset value of a share of any class or series of the capital stock of the Corporation ordinarily shall be determined once each business day on which the New York Stock Exchange is open for trading. unless otherwise provided by the Board of Directors, such valuation shall be made as of the close of trading on said Exchange. The net asset value so determined shall immediately thereafter become effective for all orders to redeem and (when added to the sales charge, if applicable) to orders to purchase shares of such class or series of stock of the Corporation. The market value of a share of any class or series of the capital stock of the Corporation shall be the net asset value thereof, and each of the aforesaid determinations shall be made as set forth in Section (d) of this Article ELEVENTH. In addition, in its discretion, the Board of Directors may make or cause to be made a more frequent determination of the current net asset value per share of any class or series of shares when it deems necessary, which determination shall become effective at the time established by the Board of Directors; the foregoing determinations of the current net asset value of a share of the Corporation's tock shall, at the discretion of the Board of Directors, be based on the calculation as set forth in Section (d) of this Article ELEVENTH or on an adjustment thereof to be made in such manner as the Board of Directors shall deem reasonable to reflect any material changes in the assets or liabilities of the Corporation and the number of its outstanding shares which shall have taken place since the immediate preceding determination.


     (b) So long as it has assets legally available to do so and such right is not suspended under the provisions of the Investment Company Act of 1940, the Corporation agrees to redeem any share of any class or series of its capital stock tendered to it. The redemption price shall be determined as hereinafter defined in Section (c) of this Article ELEVENTH. Payment for such shares shall be made within seven (7) days after the date upon which such shares are deposited. If the determination of the redemption price is postponed beyond the date on which it would normally occur by reason of declaration by the Board of Directors suspending determination of the current net asset value of any class or series of shares of the Corporation's stock pursuant to Section (e) of this Article ELEVENTH, the right of the stockholder to have his shares redeemed by the Corporation shall be similarly suspended, and he may withdraw the tender of his certificate or certificates for redemption if he so elects; or, if he does not so elect, the shares tendered for redemption shall be redeemed at the current net asset value per share next determined after the suspension shall have ended. Payment for such shares may, at the option of the Board of Directors, or such officer or officers as they may duly authorize for the purpose in their complete discretion, be made from the assets of that class or series in cash, or in kind, or partially in cash and partially in kind. In case of payment in kind the Board of Directors, or their delegate, shall have absolute discretion as to what security or securities of such class or series shall be distributed in kind and the amount of the same; and the securities shall be value for purposes of distribution at the value at which they were appraised in computing the current net asset value of the class or series of the Fund's shares, provided that any stockholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the Investment Company Act of 1940 shall receive cash. Shares so redeemed by the Corporation shall become authorized but unissued shares and may be issued and resold by the Corporation.

     (c) The redemption price of a share of the capital stock of any class or series of the Corporation shall be determined and become effective each time the market value of such share is determined and becomes effective under the provisions of Section (a) of the Article ELEVENTH. Such redemption rice shall be the net asset value thereof, determined as set forth in Section (d) of this Article ELEVENTH.

     (d) The current net asset value of a share of any class or series of the Corporation shall be the quotient resulting from dividing the current value of the net assets of the Corporation attributable to such class or series as of the time of such valuation by the number of the then outstanding shares of such class or series, including shares properly tendered for redemption at that time. The current value of the net assets of the Corporation shall be calculated in compliance with the Investment Company Act of 1940, and in the manner specified in the By-Laws.

     (e) The Board of Directors may declare a suspension of the determination of the current net asset value of any class or series of the shares of the Corporation's stock for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings (ii) during which trading on the New York Stock Exchange is restricted,
(iii) during which an emergency exists as a result of which disposal by the Corporation of securities owned by such class or series is not reasonably practicable or it is not reasonably practicable for the Corporation fairly to determine the value of the net assets of such class or series, or (iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the
Corporation by order permit suspension of the right of redemption or postponement of the date of payment on redemption; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in(ii), (iii), or (iv) exist. Such suspension shall take effect at such time as the Board of Directors shall specify but not later than the close of business on the business day next following the declaration, and thereafter there shall be no determination of the current net asset value per share of such class or series until the Board of Directors shall declare the suspension is at an end, except that the suspension shall terminate in any event on the first business day on which said Stock Exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by said Commission or succeeding authority, the determination of the Board of Directors shall be conclusive:.

     TWELFTH: The Corporation is further empowered and limited as follows:

     (a) The Corporation may enter into a written contract with any person, including any firm, corporation, trust or association in which any officer, other employee, director or stockholder may be interested, to act as investment advisers and managers of this Corporation, or of any class or series thereof, and to provide such advice and management, research and statistical services, office space, and/or bookkeeping services for this Corporation as the Board of Directors may deem necessary or desirable. Any such contract shall in all respects be considered with and subject to the requirements of the Investment Company Act of 1940 as then in effect and the regulations of the Securities and Exchange Commission promulgated thereunder.


     (b) The Corporation may appoint one or more distributors or agents or both for the sale of the shares of the Corporation or any class or series thereof, may allow such person or persons a commission on the sale of such shares and may enter into such contract or contracts with such person or persons as the Board of Directors of this Corporation in its discretion may deem reasonable and proper. Any such contract or contracts for the sale of the shares of this Corporation may b e made with any person even though such person may be an officers, employee, director or stockholder of this Corporation or a corporation, partnership, trust or association in which any such officers, other employee, director or stockholder may be interested, or such person may be the investment adviser and manager retained pursuant to the powers granted in Section (a) of this Article TWELFTH.

     Such contract or contracts shall in all respects be consistent with and subject to the requirements of the Investment Company Act of 1940 as then in effect and the regulations of the Securities and Exchange Commission promulgated thereunder and shall specify that any such person shall offer shares of the Corporation for sale and shall purchase shares from anyone else as agent of the Corporation.

     (c) The Corporation may employ such custodian or custodians for the safekeeping of the property of the Corporation and of its shares, such dividend disbursing agent or agents, and such transfer agent or agents and registrar or registrars for its shares, and may make and perform such contracts for the aforesaid purposes as in the opinion of the Board of Directors of this Corporation may be reasonable, necessary, or proper for the conduct of the affairs of the Corporation, and may pay the fees and disbursements of such custodian, dividend disbursing agents, transfer agents, and registrars out of the income and/or any other property of the Corporation. Notwithstanding any other provisions of the Charter or the By-Laws of the Corporation, the Board of Directors may cause any or all of the property of the Corporation to be transferred or to be acquired and or held in the name of a custodian so appointed or in the name of any nominee thereof. ]

     (d) The Corporation may, by resolution of its Board of Directors adopted at a meeting thereof within thirty days before or after the beginning of any fiscal year or within thirty days before annual meeting of stockholders, appoint any reputable certified public accountant or firm of certified public accountants to act as the independent auditor of the books and records of the Corporation for such fiscal year, provided that such resolution is adopted both by a majority vote of the directors and of those directors who are neither officers of the Corporation nor officers, directors, principal owners or otherwise affiliated with any investment adviser, selling or distributing agent or principal broker of the Corporation. Such auditor or firm shall not directly or indirectly be financially interested in the Corporation as owner or otherwise, and such appointment shall be subject to ratification by a majority vote of the stockholders of the Corporation at the next annual meeting thereof if such meeting be held.

     (e) Provided that reasonable care has been exercised in the selection of the officers, other employees, investment advisers and managers, distributors, selling agents, custodians, dividend disbursing agents, transfer agents and registrars, legal counsel, auditors, and other agents of the Corporation, no director of the Corporation shall be responsible or liable in any event for any neglect or wrongdoing of any of the same, nor shall any director be responsible or liable for the act or omission to act of any other directors, provided, however, that nothing contained in the Charter or By-Laws of this Corporation shall protect any director against any liability to which he would otherwise be subject by reason of his own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     (f) Each director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Corporation Law of Maryland and the Investment Company Act of 1940.

     THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, in the manner prescribed by the General Corporation Law of Maryland, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS THEREOF, the undersigned incorporator has signed his name this 14th day of October, 1983, and acknowledges that these Articles of Incorporation are his act and, under the penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.

                                    INCORPORATOR

                                /s/ Michael Vario
                                    Michael Vario


WITNESS:  /s/ Linda Caligan

                                                  EXHIBIT 2


                          THE COMMONWEALTH GROUP, INC.

                             Articles Supplementary


      Pursuant to authority granted under Section 2-105 of the Maryland General Corporation Law, the Board of Directors of The Commonwealth Group, Inc. (the "Corporation"), at a meeting called for such purpose, it being determined in accordance with Section 2-105(9) that no shares of the Commonwealth Emerging Growth Fund have been issued, hereby supplement Article SIXTH of the Articles of Incorporation of the Corporation as follows:

      The Commonwealth Emerging Growth Fund Series is dissolved and the 100,000,000 shares of common stock allocated to the fund are cancelled;

      To designate the Nicholson Growth Fund Series of the Corporation and allocated 50,000,000 of the authorized but unissued shares thereto; and

      To designate the Newport Far East Fund Series of the Corporation and allocate 50,000,000 of the authorized but unissued shares thereto.

      IN WITNESS WHEREOF, the undersigned has signed his name this 24\9th day of October, 1984 and acknowledges that these Articles Supplementary are the act of the Corporation and, under the penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.


                                    THE COMMONWEALTH GROUP, INC.


                                    By /s/ John Pasco, III
                                    John Pasco, III, President


Witness:  /s/ Mary T. Pasco
        Secretary

                                             EXHIBIT 3
                          THE COMMONWEALTH GROUP, INC.

                             Articles Supplementary


      Pursuant to action duly authorized under Section 2-105 of the Maryland General Corporation Law, taken by the Board of Directors of the Commonwealth Group, Inc., a Maryland corporation (the "Corporation"), at a meeting called for such purpose, in accordance with the requirements of Section 2-105(9), there being no shares of the Commonwealth Emerging Growth Fund issued and outstanding, Article SIXTH of the Commonwealth Group, Inc. Articles of Incorporation is hereby supplemented with the following:

      The Commonwealth Emerging Growth Fund Series is dissolved and the 100,000 shares of common stock allocated thereto are cancelled;

      The Corporation is deemed to have a Nicholson Growth Fund Series and 50,000,000 shares of the authorized but unissued common stock are allocated thereto; and

      The Corporation is deemed to have a Newport Far East Series and 50,000,000 shares of the authorized but unissued common stock are allocated thereto.


      IN WITNESS WHEREOF I have hereunto signed and acknowledged that these Articles Supplementary are the act of the Corporation and under the penalties of perjury, that, to the best of my knowledge, information, and belief these matters and facts are true in all material respects.



                               /s/ John Pasco, III
                                    President


WITNESS:

/s/Nell G. Pasco
Secretary




                                             EXHIBIT 4

                           TYNDALL-NEWPORT FUND, INC.

                             Articles Supplementary


      Pursuant to action duly authorized under the Section 2-105 of the Maryland General Corporation Law, taken by the Board of Directors of the Tyndall-Newport Fund, Inc., a Maryland corporation (the "Corporation"), at a meeting called for such purpose on January 12,1990, in accordance with the requirements of Section 2-105(9), Article SIXTH of the Corporation's Articles of Incorporation is hereby supplemented with the following:


     The Corporation is deemed to have a Vontobel U.S. Value Fund series and 50,000,000 shares of the authorized but unissued common stock are allocated thereto

            IN WITNESS WHEREOF I have hereunto signed and acknowledged that these Articles Supplementary are the act of the corporation and under the penalties of perjury, that, to the best of my knowledge, information and belief these matters and facts are true in all material respects.



                               /s/ John M. Mussey
                                    President


WITNESS:

/s/ Mary T. Pasco
Assistant Secretary


      THE UNDERSIGNED, President of Tyndall-Newport Fund, Inc. who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties for perjury.



                               /s/ John M. Mussey
                                    President


Attest:

/s/ Mary T. Pasco
Assistant Secretary

                                                  EXHIBIT 5

                              THE WORLD FUNDS, INC.


                             Articles Supplementary


      The World Funds, Inc., a Maryland corporation having its principal offices in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, hereby certifies, in accordance with Section 2-105 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on August 27, 1993, adopted resolutions classifying and allocating unallocated and unissued commons tock of the Corporation as follows: Fifty Million (50,000,000) shares of common stock with a par value of One Cent ($.01) per share to a new series of shares designated as Vontobel International Bond Fund series.

      SECOND: The shares of the Vontobel International Bond Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article SIXTH of the Articles of Incorporation of the Corporation.

      THIRD:            The aforesaid shares have been duly classified and
allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

      IN WITNESS WHEREOF, I have hereunto signed and acknowledged that these Articles Supplementary are the act of the Corporation and under the penalties of perjury, that, to the best of my knowledge, information and belief these matters and facts are true in all material respects.


                               /s/ John Pasco, III
                                    Chairman and Chief Executive Officer


WITNESS:

/s/ Mary T. Pasco
Assistant Secretary


THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties for perjury.


                               /s/ John Pasco, III
                                    Chairman and Chief Executive Officer


Attest:

/s/ Mary T. Pasco
Assistant Secretary



                                                  EXHIBIT 6

                              THE WORLD FUNDS, INC.

                             Articles Supplementary


      The World Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation" and an open-end investment company registered under the Investment Company Act of 1940, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on October 29, 1993, adopted resolutions classifying and allocating unallocated and unissued common stock of the Corporation as follows: Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the Newport Tiger Fund series of the Corporation.


      SECOND: (a) The Total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000):

      One series of shares was designated as the Vontobel EuroPacific Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares was designated as the Newport Tiger Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares was designated as the Vontobel U.S. Value Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares was designated as the Vontobel International Bond Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);


     (b) The Total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Five Hundred Million (500,000,000) shares, with a part value of One Cent ($.01) per share, having an aggregate par value of Five Hundred Million Dollars ($5,000,000);

     One series of shares is designated as the Vontobel EuroPacific Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars (500,000);

     One series of shares is designated as the Newport Tiger Fund series and One Hundred Million (100,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of One Million Dollars (500,000);

     One series of shares is designated as the Vontobel U.S. Value Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars (500,000); and


     One series of shares is designated as the Vontobel International Bond Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

      THIRD: The shares of the Newport Tiger Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article SIXTH of the Articles of Incorporation of the Corporation.

      FOURTH: The aforesaid shares of the Newport Tiger Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

      IN WITNESS WHEREOF, I have hereunto signed and acknowledged that these Articles Supplementary are the act of the Corporation and under the penalties of perjury, that, to the best of my knowledge, information and belief these matters and facts are true in all material respects.



                               /s/ John Pasco, III
                                    Chairman and Chief Executive Officer


WITNESS:

/s/ Mary T. Pasco
Assistant Secretary




                                THE WORLD FUNDS,

                             Articles Supplementary


      The World Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, hereby certifies, in accordance with Section 2-105 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on July 7, 1994, adopted resolutions classifying and allocating unallocated and unissued common stock of the Corporation as follows: Fifty Million (50,000,000) shares of common stock with a par value of One Cent ($.01) per share to a new series of shares designated as the Sand Hill Allocated Growth Fund series.

      SECOND: The shares of the Sand Hill Allocated Growth Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article SIXTH of the Articles of Incorporation of the Corporation.

      THIRD:            The aforesaid shares have been duly classified and
allocated by the Board of Directors pursuant to the authority and powers contained in the charter of the Corporation.

      IN WITNESS WHEREOF, I have hereunto signed and acknowledged that these Articles Supplementary are the act of the Corporation and under the penalties of perjury, that, to the best of my knowledge, information and belief these matters and facts are true in all material respects.



                                          /s/ John Pasco, III
                                          John Pasco, III
                                          Chairman and Chief Executive Officer


WITNESS:  /s/ Mary T. Pasco
            Assistant Secretary


      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties for perjury.



                                          /s/ John Pasco, III
                                          John Pasco, III
                                          Chairman and Chief Executive Officer


ATTEST:  /s/ Mary T. Pasco
         Assistant Secretary

                                             EXHIBIT 8

                          THE COMMONWEALTH GROUP, INC.

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION


THE COMMONWEALTH GROUP, INC., a Maryland corporation having its principal office in Rockville, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The charter of the Corporation, filed by the Maryland Department of Assessments and Taxation on October 28,1983, and amended on December 22, 1986 is hereby further amended as authorized under Section 2-602 of the Maryland General Corporation Law by: (1) changing the name of the Corporation to Tyndall-Newport Fund, Inc., (b) deleting all reference to the Bowser Growth Fund Series ("Bowser") in Article Sixth of the charter, liquidating such series and reclassifying as authorized and unissued shares of the Corporation on the shares of common stock originally classified and allocated to Bowser; (c) changing the name of the series known as the Newport Far Each Fund to the Tyndall-Newport Far East Fund; and (d) changing the name of the series known as the Newport Global Growth Fund ("Newport") to the Tyndall-Newport Global Growth Fund.

      SECOND:     These Articles of Amendment shall be effective upon the close of business of the day of filing with the Maryland Department of Assessments and taxation ("Effective Time").

      THIRD: On or before the Effective Time, substantially all of the assets of Bowser shall be transferred to Newport in exchange for shares of Newport having the same aggregate net asset value as said assets (the "Newport Shares"), and upon the Effective Time, each outstanding share of Bowser will be converted into Newport Shares based on their respective net asset values.

      FOURTH: The Board of Directors, on (i) October 10, 1988, duly adopted resolutions setting forth the amendment to the charter set forth above in Articles FIRST, subarticle (1); (ii) November 20, 1988, duly adopted the resolutions setting forth the amendment to the charter set forth above in Article FIRST, subarticle (b); and (iii) August 25, 1988, duly adopted the resolutions setting forth the amendments to the charter set forth above in Article FIRST, subarticles (c) and (d); declaring that all of the foregoing amendments to the charter were advisable and directing that they be submitted to action thereon by the stockholders of the Corporation at the annual meeting to be held on December 29, 1988.

            Notice setting forth a summary of the change to be effected by said amendments of the charter and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendments of the charter of the Corporation were approved at said meeting as follows: (i) the amendment to the charter set forth in Article FIRST, subarticle (a) was approved by the affirmative vote of a majority of the outstanding shares of the Corporation (which fulfills the requirement under the Corporation's charter that such amendment be approved by a majority of votes entitled to be cast on the matter); and (ii) the amendments to the charter set forth in Article FIRST, subarticles
(b) (c) and (d) were each approved by the affirmative vote of a majority of the outstanding shares of the Corporation entitled to vote thereon (which fulfills the requirement under the Corporation's charter that such amendment be approved by a majority of all votes entitled to be cast on the matter).

      FIFTH:            The amendments of the charter of the Corporation as
hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation.

      IN WITNESS WHEREOF, the Commonwealth Group, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Secretary on December 29, 1988.


                                    THE COMMONWEALTH GROUP, INC.

                             By: /s/ John Pasco, III
                                    John Pasco, III, President


Attest:

/s/ F. Byron Parker, Jr.
Secretary


      The Undersigned, President of The Commonwealth Group, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment to the charter of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to the charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material aspects, under the penalties for perjury.


                               /s/ John Pasco, III
                                    John Pasco, III, President


                                             EXHIBIT 9

                            TYNDALL WORLD FUNDS, INC.


                              ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

      TYNDALL WORLD FUNDS, INC., a Maryland corporation having its principal Maryland office in the city of Baltimore, Maryland (the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The charter of the Corporation, filed by the Maryland Department of Assessments and Taxation on October 28, 1983, and amended on December 22, 1986, December 30, 1988 and July 10, 1990, is hereby further amended as authorized under Section 2-602 of the Maryland General Corporation Law by deleting all references to the Tyndall Far Each Fund ("Far East") in Article SIXTH of the charter, liquidating such Fund and reclassifying as authorized and unissued shares of the Corporation the shares of common stock originally classified and allocated to Far East.
      SECOND:     These Articles of Amendment shall be effective upon the close or business of the day of filing with the Maryland Department of Assessments and taxation ("Effective Time)".
      THIRD: Pursuant to an Agreement and Plan of Reorganization approved by the shareholders of Far East, on or before the Effective Time, substantially all of the assets of Far East shall be transferred to Tyndall Tiger Fund ("Tiger") in exchange for shares of Tiger (the "Tiger Shares") having the same aggregate net asset value as said shares. Such Tiger Shares will be distributed to the holders of shares of Far East and, upon the Effective Time, each outstanding share of Far East will be cancelled in consideration of the delivery of such Tiger Shares based on their respective net asset values.
      FOURTH: The Board of Directors, on December 2, 1990, duly adopted resolutions setting forth the amendment to the charter set forth above in Article FIRST, declaring that the foregoing amendment to the charter was advisable and directing that it be submitted to action thereon by the stockholders of the affected series of the Corporation at a special meeting held on December 29, 1990.
            Notice setting forth a summary of the change to be effected by said articles of amendment and stating that a purpose of the meeting of the stockholders of the affected series would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendment of the charter was approved at said meeting by the affirmative vote of a majority of the outstanding shares of the affected series of the Corporation entitled to vote thereon (which fulfills the requirement under the Corporation's charter that such amendment be approved by a majority of all votes entitled to be cast on the matter).
      FIFTH: The amendment of the charter of the Corporation as herein above set forth has been duly advised by the Board of Directors and approved by the stockholders of the affected series of the Corporation required and authorized to vote thereon.

            IN WITNESS WHEREOF, Tyndall World Funds, Inc. has caused these Articles of Amendment to be signed in its name and on its behalf by its Chairman and attested by its Secretary on January 8, 1991.


                              TYNDALL WORLD FUNDS, INC.

                              By: /s/ John Pasco, III
                              John Pasco, III, President

Attest:

/s/ F. Byron Parker, Jr.
Secretary


            The undersigned, Chairman of the Board of Tyndall World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles of Amendment to the charter of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to the charter to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material aspects, under the penalties for perjury.


                               /s/ John Pasco, III
                                 John Pasco, III
                                    Chairman


                                                  EXHIBIT 10


                              THE WORLD FUNDS, INC.

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                        (to change the name of a series)

      The World Funds, Inc. a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation", hereby certifies, in accordance with Section 2-6603 of the Maryland General Corporation Law Corporation Law (the "GCL"), to the State Department of Assessments and taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting on July 7, 1994, adopted resolution creating the Sand Hill Allocated Growth Fund series of the Corporation, (the "Series"), and reclassified Fifty Million (50,000,000) shares of common stock of the Corporation ($.01 par value per share) to such Series, and Articles Supplementary were filed for such purpose.

      SECOND: The Board of Directors of the Corporation at a meeting on October 9, 1994, adopted resolutions renaming the Sand Hill Allocated Growth Fund series of the Corporation as the Sand Hill Portfolio Manager Fund series of the Corporation.

      THIRD:            The change of the name of the Series of the Corporation
has been approved by a majority of the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation and Section 2-603 of the GCL.

      FOURTH:     No shares of the series have been issued, and there are no shareholders of the Corporation entitled to vote on the change of the name of the Series.

      IN WITNESS WHEREOF, The World Funds, Inc. has caused these Articles of Amendment to be signed on its name and on its behalf this 12th day of October, 1994.

                              THE WORLD FUNDS, INC.


                             By: /s/John Pasco, III
                                 John Pasco, III
                                 Chairman and Chief Executive Officer


ATTEST:  /s/ Mary T. Pasco
        Assistant Secretary


      THE UNDERSIGNED, Chairman and Chief Executive Officer of THE WORLD FUNDS, INC., who executed on behalf of the said Corporation the foregoing Articles of Amendment, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                               /s/ John Pasco, III
                                 John Pasco, III


1



                                                       EXHIBIT 11



                          THE COMMONWEALTH GROUP, INC.

                    (Name Changed to: THE WORLD FUNDS, INC.)

                                     BY-LAWS

                                    ARTICLE I

                                     OFFICES

      Section 1. The principal office of the Corporation shall be in the City of Richmond, State of Virginia. The Corporation may also have offices at such other places within or without the State as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                       STOCKHOLDERS AND STOCK CERTIFICATES

      Section 1. Every stockholder of record shall be entitled to receive, upon request, a stock certificate representing any number of whole shares owned by him. Certificates shall not be issued for fractional shares. Stock certificates shall be in such form as may be required by law and as the Board of Directors shall prescribe. Every stock certificate shall be signed by the Chairman or the President or a Vice President and by the treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and sealed with the corporate seal, which may be a facsimile, either engraved or printed. Whenever permitted by law, the Board of Directors may authorize the issuance of stock certificates bearing the facsimile signatures of the officers authorized to sign such certificates.

      Section 2. Shares of the capital stock of the Corporation shall be transferable only on the books of the Corporation by the person in whose name such shares are registered, or by his duly authorized attorney or representative. In all cases of transfer by an attorney, the original letter of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Corporation or its duly authorized transfer agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Corporation or its duly authorized transfer agent. No transfer shall be made unless and until any outstanding certificate pertaining to such shares issued to the transferor shall be delivered to the Corporation or its duly authorized transfer agent, properly endorsed.

      Section 3. Any person desiring a certificate for shares of the capital stock of the Corporation to be issued in lieu of one lost or destroyed shall make an affidavit or affirmation setting forth the loss or destruction of such stock certificate, and shall advertise such loss or destruction in such manner as the Board of Directors may require, and shall, if the Board of Directors shall so require, give the Corporation a bond of indemnity, in such form and with such security as may be satisfactory to the Board, indemnifying the Corporation against any loss that may result upon the issuance of a new stock certificate. Upon receipt of such affidavit and proof of publication of the advertisement of such loss or destruction, and the bond, if any, required by the Board of Directors, a new stock certificate may be issued of the same character and for the number of shares as the one alleged to have been lost or destroyed.

      Section 4. The Corporation shall be entitled to treat the holder of record of any share or shares of its capital stock as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof except as otherwise provided by the laws of the State of Maryland.

                                   ARTICLE III

                            MEETINGS OF STOCKHOLDERS

      Section 1. The annual meeting of the stockholders of the Corporation shall be held at the principal office of the Corporation, or at such other place within or without the State of Maryland as the Board of Directors may from time to time prescribe. The Board of Directors may determine, in its discretion, not to hold an annual meeting of the stockholders in any year in which none of the following is required to be acted on by stockholders under the Investment Company Act of 1940; (i) election of directors; (ii) approval of an Investment Advisory Agreement; (iii) ratification of the selection of independent public accountants; and (iv) approval of a Distribution Agreement.

      Section 2. Special meetings of the stockholders may be called at any time by the Chairman or the Board of Directors and shall be called at any time by the Chairman, or by the Secretary, upon the written request of holders of at least 25% of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting. Upon receipt of a written request from any person or persons entitled to call a special meeting, which written request shall state the purpose of the meeting and the matters proposed to be acted on, it shall be the duty of the Chairman, or, in his absence, the Secretary, to call such meeting to be held not less than ten days nor more than sixty days after the receipt of such request. Special meetings of the stockholders shall be held at the principal office of the Corporation if so specified in the request for the meeting, or at such other place within or without the State of Maryland as the Board of Directors may from time to time direct if not otherwise specified in the request for such meeting.

      Section 3. Notice of the time and place of the annual or any special meeting of the stockholders shall be given to each stockholder entitled to notice of such meeting at least ten days and not more than ninety days prior to the date of such meeting. In the case of special meetings of the stockholders, the notice shall specify the purpose or purposes of such meeting and the matter(s) proposed to be acted on, and no business shall be transacted at such meeting other than that mentioned in the call.

      Section 4. The Board of Directors may close the stock transfer books of the Corporation for a period not exceeding twenty days preceding the date of any meeting of stockholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or for a period of not exceeding twenty days in connection with the obtaining of the consent of the stockholders, or any other similar purpose; provided, however, that in lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding ninety days preceding the date of any meeting of stockholders (and in the case of a meeting of stockholders, at least ten days preceding the date of such meeting), or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote any such meting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

      Section 5. At all meetings of the stockholders a quorum shall consist of the persons representing a majority of the outstanding shares of the capital stock of the Corporation entitled to vote at such meeting. In the absence of a quorum no business shall be transacted except that the stockholders present in person or by proxy and entitled to vote at such meeting shall have power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. At any such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting on the date specified in the original notice. If a quorum is present at any meeting, the holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who shall be present in person or by proxy at the meeting shall have power to act upon all matters properly before the meeting, and shall also have power to adjourn the meeting to any specific time or times, and no notice of any such adjourned meeting need be given to stockholders absent or otherwise.

      Section 6. At any meeting of the stockholders of the Corporation every stockholder having the right to vote shall be entitled, in person or by proxy appointed by an instrument in writing signed by such stockholder and bearing a date not more than eleven months prior to said meeting unless such instrument provides for a longer period, to one full or fractional vote for each full or fractional share of stock having voting rights registered in his name on the books of the Corporation.

                                   ARTICLE IV

                                    DIRECTORS

      Section 1. The Board of Directors shall consist of not less than three nor more than fifteen members, who need not hold any shares of the capital stock of the Corporation to qualify.

      Section 2. The directors shall be elected annually by the stockholders of the Corporation at their annual meeting, and shall hold office for the term of one year and until their successors shall be duly elected and shall qualify.

      Section 3. The Board of Directors shall have the control and management of the business of the Corporation, and in addition to the powers and authority by these By-laws expressly conferred upon them may, subject to the provisions of the laws of the State of Maryland and of the Articles of Incorporation of the Corporation, exercise all such powers of the Corporation and do all such acts and things as are not required by law or by the Articles of Incorporation to be exercised or done by the stockholders.


      Section 4. The Board of Directors shall have power to fill vacancies occurring on the Board, whether by death, resignation or otherwise. A vacancy on the Board of Directors may be filled by a vote of the majority of the remaining members of the Board, though less than a quorum, but such election shall be deemed to be only for the balance of the unexpired term.

      Section 5. The Board of Directors shall have power to appoint, and at its discretion to remove or suspend, any officer, officers, manager, superintendents, subordinates, assistants, clerks, agents and employees, permanently or temporarily, as the Board may deem appropriate, and to determine their duties and to fix, and from time to time to change, their salaries, and to require security in such instances and in such amounts as it may deem proper.

      Section 6. In case of the absence of an officer of the Corporation, or for any other reason which may seem sufficient to the Board of Directors, the Board may delegate his powers and duties for the time being to any other officer of the Corporation or to any director.

      Section 7. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation which, to the extent provided in such resolution or resolutions and subject to the provisions of the laws of the State of Maryland, and of the Articles of Incorporation of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Any such committee shall keep regular minutes of its proceedings, and shall report the same to the Board when required.

      Section 8. The Board of Directors may hold their meetings within or without the State of Maryland.

      Section 9. The Board of Directors shall have power to fix, and from time to time to change the compensation, if any, of the directors of the Corporation.

                                    ARTICLE V

                               DIRECTORS MEETINGS

      Section 1. The first regular meetings of the Board of Directors shall occur each year within seven business days following the annual meeting of stockholders at which the directors are elected. Regular meetings of the Board of Directors shall also be held without notice at such times and places as may be from time to time prescribed by the Board.

      Section 2. Special meetings of the Board of Directors may be called at any time by the Chairman, and shall be called by the Chairman upon the written request of a majority of the members of the Board of Directors. Unless notice is waived, notice of any special meeting shall be sent to each director at least twenty-four hours prior to the date of such meeting, and such notice shall state the time, place and purpose of such special meeting.

      Section 3. One-third of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting where there is a quorum shall be the act of the Board of Directors except as may be otherwise specifically provided by statute or by the Certificate of Incorporation or by these By-Laws.

      Section 4. Except as may be otherwise specified by law, a director may attend any meeting of the Board, or of any committee established by the Board, by any telephonic or other means enabling such director to hear or be heard by each other director otherwise participating in such meeting.

                                   ARTICLE VI

                               OFFICERS AND AGENTS


      Section 1. At the first meeting of the Board of Directors after the election of directors in each year, the Board shall elect a Chairman, a President, a Secretary and a Treasurer, and may elect or appoint one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require.

      Section 2. No officer need be a member of the Board of Directors. Any two or more offices may be held by the same person except the offices of President and Vice President. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time either with or without cause, by action by the Board of Directors.


                                   ARTICLE VII

                               DUTIES OF OFFICERS

                              CHAIRMAN OF THE BOARD

      Section 1. The Chairman of the Board shall be the Chief Executive Officer and head of the Corporation, and during the recess of the Board of Directors shall have the general control and management of its business and affairs, subject, however, to the regulations of the Board of Directors. He shall, preside at all meetings of the stockholders and the Board of Directors and shall be a member ex officio of all standing committees.

                                    PRESIDENT

      Section 2. The President shall have those duties and responsibilities as shall be assigned to him by the Chairman or the Board of Directors, and those not specifically reserved to the Chairman by law or by the Board of Directors.

      The President shall, in the absence of the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.

                                 VICE PRESIDENTS

      Section 3. A Vice President shall have those duties and responsibilities as shall be assigned to him by the Chairman or the President. In the event of the absence, resignation, disability or death of the President, the Vice President shall exercise all the powers and perform all the duties of the President until his return, or until such disability shall be removed or until a new President shall have been elected.

                     THE SECRETARY AND ASSISTANT SECRETARIES

      Section 4. The Secretary shall attend all meetings of the stockholders and shall record all the proceedings thereof in a book to be kept for that purpose, and he shall be the custodian of the corporate seal of the Corporation. In the absence of the Secretary, an Assistant Secretary or any other person appointed or elected by the Board of Directors, as is elsewhere in these By-Laws provided, may exercise the rights and perform the duties of the Secretary.

      Section 5. The Assistant Secretary, or if there be more than one Assistant Secretary, then the Assistant Secretaries in the order of their seniority, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. Any Assistant Secretary elected by the Board shall also perform such other duties and exercise such other powers as the Board of Directors shall form time to time prescribe.

                     THE TREASURER AND ASSISTANT TREASURERS

      Section 6. The Treasurer shall keep full and correct accounts of the receipts and expenditures of the Corporation in books belonging to the Corporation, and shall deposit all monies and valuation effects in the name and to the credit of the Corporation and in such depositories as may be designated by the Board of Directors, and shall, if the Board shall so direct, give bond with sufficient security and in such amount as may be required by the Board of Directors for the faithful performance of his duties.

      He shall disburse funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursement, and shall render to the President and Board of Directors at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as the chief fiscal officer of the Corporation and of the financial condition of the Corporation.

      Section 7. The Assistant Treasurer, or, if there be more than one Assistant Treasurer, then the Assistant Treasurers in the order of their seniority, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer elected by the Board shall also perform such duties and exercise such powers as the Board of Directors shall from time to time prescribe.

                                  ARTICLE VIII

                           CHECKS, DRAFTS, NOTES, ETC.

      Section 1. All checks shall bear the signature of such person or persons as the Board of Directors may from time to time direct.

      Section 2. Any officer of the Corporation or any other employee, as the Board of Directors may from time to time direct, shall have full power to endorse for deposit all checks and negotiable paper drawn payable to his or their order or to the order of the Corporation.

                                   ARTICLE IX

                                 CORPORATE SEAL

      Section 1. The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation, the year of its organization, and the words "Corporate Seal, Maryland". Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                    ARTICLE X

                                    DIVIDENDS

      Section 1. Dividends upon the shares of the capital stock of the Corporation may, subject to the provisions of the Articles of Incorporation of the Corporation, if any, be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

      Section 2. Before payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall deem to be for the best interests of the Corporation, and the Board of Directors may abolish any such reserve in the manner in which it was created.


                                   ARTICLE XI

                                   FISCAL YEAR

      Section 1. The fiscal year of the Corporation shall begin on January 1 of each year, and end of December 31 of each year.

                                   ARTICLE XII

                                     NOTICES


      Section 1. Whenever under the provisions of these By-Laws notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, and such notice may be given in writing, by mail, by depositing the same in the post office or letter box, in a post paid sealed wrapper, addressed to such director or stockholder at such address as shall appear on the books of the Corporation, or if the address of such director or stockholder does not appear on the books of the Corporation, to such director or stockholder by personal delivery or left at his residence or usual place of business. In the case of directors, such notice may also be given by telephone, telegraph, telex or cable.

      Section 2. Any notice required to be given under these By-Laws may be waived by a writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein.

                                  ARTICLE XIII

                                   AMENDMENTS

      Section 1. These By-Laws may be amended, altered, repealed or added to at the annual meeting of the stockholders of the Corporation or of the Board of Directors, or at any special meeting of the stockholders or of the Board of Directors called for that purpose, by the affirmative vote of the holders of a majority of the shares of capital stock of the Corporation then issued and outstanding and entitled to vote, or by a majority of the whole Board of Directors, as the case may be.


Amended:  August 3, 1988




                                                  EXHIBIT 12



                              AMENDMENT TO BY-LAWS


      RESOLVED, that pursuant to Article XIII of the By-Laws of the Corporation, the Board of Directors hereby amends such By-Laws as follows:

(1) Article VI, Sections 1 and 2, are amended to reach (new materials is underlined for identification only): Section 1, At the first meeting of the Board of Directors after the election of directors in each year, the Board shall elect a Chairman, a President of the Corporation, a Secretary and a Treasurer and may elect or appoint one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents as the Board may deem necessary and as the business of the Corporation may require. The Board may designate the President or a Vice
President of the Corporation to serve as President of a series of the Corporation.

      Section 2. No officer need be a member of the Board of Directors. Any two or more offices may be held by the same person except the offices of President of the Corporation and Vice President of the Corporation. All officers of the Corporation shall serve for one year and until their successors shall have been duly elected and shall have qualified; provided, however, that any officer may be removed at any time, either with or without cause, by action by the Board of Directors.

(2) Article VII shall be amended at Section 2 and the heading thereof to read (new material is underlined for identification only):

                             PRESIDENT OF THE CORPORATION

      Section 2. The President of the Corporation shall have those duties and responsibilities as shall be assigned to him by the Chairman or the Board of Directors, and those not specifically reserved to the Chairman by law or by the Board of Directors.

      The President shall, in the absence of the Chairman, preside at all meetings of the stockholders and the Board of Directors. In the event of the absence, resignation, disability or death of the Chairman, the President shall exercise all powers and perform all duties of the Chairman until his return, or until such disability shall have been removed or until a new Chairman shall have been elected.


                                                  EXHIBIT 13

                         INVESTMENT ADVISORY AGREEMENT


      Investment Advisory Agreement (the "Agreement") dated July 14, 1992 by and between VONTOBEL FUNDS, INC. (formerly, The World Funds, Inc.), a Maryland corporation (herein called the "Fund"), and VONTOBEL USA INC., a New York corporation (the "Advisor"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the VONTOBEL INTERNATIONAL EQUITY FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the Assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrative Services Agent") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

            The Advisor shall discharge the foregoing responsibilities subject to the control of the fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in the Fund's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

            The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrative Services Agent such information relating to portfolio transactions as they may reasonably request.

            It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the fund or be in breach of any obligation owing to the fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Fund shall pay to the Advisor compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Advisor within five (5) business days after the last business day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

            All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the

Portfolio shall pay the expenses and costs of the Portfolio for the following:




            (1)   Taxes;

            (2) Brokerage fees and commissions with regard to portfolio transactions;

            (3) Interest charges, fees and expenses of the custodian of the securities;

            (4) Fees and expenses of the Fund's transfer agent and the Administrative Services Agent;

            (5) Its proportionate share of auditing and legal expenses;

            (6) Its proportionate share of the cost of maintenance of corporate existence;

            (7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

            (8) Its proportionate share of the costs of corporate meetings;

            (9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

          (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

          (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

          (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

          (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

          (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal

                  Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.






            If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable to the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustment to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

            It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      u. State of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

            Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

      10. Permissible Interest. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Vontobel" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this

Agreement may be terminated by the Portfolio or by the Fund at any time on sixty
(60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

            (a)   To the Fund at:         1500 Forest Avenue
                                          Suite 223
                                          Richmond, VA 23229

            (b)   To the Advisor at:      450 Park Avenue
                                          New York, N.Y.  10022

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                VONTOBEL USA INC.


                              BY:
                                Heinrich Schlegel
                                Chief Executive Officer

                                VONTOBEL USA INC.


                              BY:
                                Thomas P. Wittwer
                                Vice President


                              VONTOBEL FUNDS, INC.


                              BY;
                                 John Pasco, III
                                 President

                                 SCHEDULE A TO

                         INVESTMENT ADVISORY AGREEMENT

                                BY AND BETWEEN

                   VONTOBEL FUNDS, INC AND VONTOBEL USA INC.

                                    AND THE

                      VONTOBEL INTERNATIONAL EQUITY FUND




            Pursuant to Paragraph 4 of the Investment Advisory Agreement, dated July 14, 1992, between Vontobel Funds, Inc. (the "Fund") and Vontobel USA Inc. (the Advisor") for the Vontobel International Equity Fund series of the Fund, the Fund shall pay to the Advisor compensation at an annual rate as follows:



      Portfolio                                       Fee

Vontobel International Equity Fund 1.00% per annum on the first $100 million of the aggregate net assets of the Portfolio and 3/4 of 1% on the Portfolio's net assets over $100 million payable monthly.

                                                  EXHIBIT 14

                         INVESTMENT ADVISORY AGREEMENT


      Investment Advisory Agreement (the "Agreement") dated July 14, 1992 by and between VONTOBEL FUNDS, INC.(formerly, The World Funds, Inc.), a Maryland corporation (herein called the "Fund"), and VONTOBEL USA INC., a New York corporation (the "Advisor"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the VONTOBEL U.S. VALUE FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the Assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrative Services Agent") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

            The Advisor shall discharge the foregoing responsibilities subject to the control of the fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in the Fund's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

            The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrative Services Agent such information relating to portfolio transactions as they may reasonably request.

            It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the fund or be in breach of any obligation owing to the fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Prospectuses and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Fund shall pay to the Advisor compensation at the rate specified in the Schedule attached hereto and made a part of this Agreement. Such compensation shall be paid to the Advisor within five (5) business days after the last business day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved.

            All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

            (1)   Taxes;

            (2) Brokerage fees and commissions with regard to portfolio transactions;

            (3) Interest charges, fees and expenses of the custodian of the securities;

            (4) Fees and expenses of the Fund's transfer agent and the Administrative Services Agent;

            (5) Its proportionate share of auditing and legal expenses;

            (6) Its proportionate share of the cost of maintenance of corporate existence;

            (7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

            (8) Its proportionate share of the costs of corporate meetings;

            (9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

          (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

          (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

          (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

          (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

          (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

            If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable to the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustment to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

            It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      u. State of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

            Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

      10. Permissible Interest. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Vontobel" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

            (a)   To the Fund at:         1500 Forest Avenue
                                          Suite 223
                                          Richmond, VA 23229

            (b)   To the Advisor at:      450 Park Avenue
                                          New York, N.Y.  10022

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                VONTOBEL USA INC.


                              BY:
                                Heinrich Schlegel
                                Chief Executive Officer

                                VONTOBEL USA INC.


                              BY:
                                Thomas P. Wittwer
                                Vice President


                              VONTOBEL FUNDS, INC.


                              BY;
                                 John Pasco, III
                                 President

                                 SCHEDULE A TO

                         INVESTMENT ADVISORY AGREEMENT

                                BY AND BETWEEN

                   VONTOBEL FUNDS, INC AND VONTOBEL USA INC.

                                    AND THE

                           VONTOBEL U. S. VALUE FUND




            Pursuant to Paragraph 4 of the Investment Advisory Agreement, dated July 14, 1992, between Vontobel Funds, Inc. (the "Fund") and Vontobel USA Inc. (the Advisor") for the Vontobel U. S. Value Fund series of the Fund, the Fund shall pay to the Advisor compensation at an annual rate as follows:



      Portfolio                                       Fee

Vontobel U.S. Value Fund 1.00% per annum on the first $100 million of the aggregate net assets of the Portfolio and 3/4 of 1% on the
                                    Portfolio's net assets over $100 million payable monthly.

                                                       EXHIBIT 15

                         INVESTMENT ADVISORY AGREEMENT


      Investment Advisory Agreement (the "Agreement") dated February 10, 1994 by and between VONTOBEL FUNDS, INC. (formerly, The World Funds, Inc.), a Maryland corporation (herein called the "Fund"), and VONTOBEL USA INC., a New York corporation (the "Advisor"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the VONTOBEL INTERNATIONAL BOND FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the Assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administror") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

            The Advisor shall discharge the foregoing responsibilities subject to the control of the fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in the Fund's Prospectuses and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

            The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administor such information relating to portfolio transactions as they may reasonably request.

            It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the fund or be in breach of any obligation owing to the fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectuses and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1% of the aggregate net assets of the Portfolio.

            All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

            (1)   Taxes;

            (2) Brokerage fees and commissions with regard to portfolio transactions;

            (3) Interest charges, fees and expenses of the custodian of the securities;

            (4) Fees and expenses of the Fund's transfer agent and the Administrative Services Agent;

            (5) Its proportionate share of auditing and legal expenses;

            (6) Its proportionate share of the cost of maintenance of corporate existence;

            (7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

            (8) Its proportionate share of the costs of corporate meetings;

            (9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

          (10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

          (11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

          (12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

          (13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

          (14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.


            If the expenses projected to be borne by the Portfolio

(exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable to the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustment to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

            It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      u. State of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

            Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (as used in this paragraph 9, the term "advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).


      10. Permissible Interest. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Vontobel" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duties and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term in defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

            (a)   To the Fund at:         1500 Forest Avenue
                                          Suite 223
                                          Richmond, VA 23229

            (b)   To the Advisor at:      450 Park Avenue
                                          New York, N.Y.  10022

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                VONTOBEL USA INC.


                              BY:
                                Heinrich Schlegel
                                Chief Executive Officer



                              VONTOBEL FUNDS, INC.


                              BY;
                                 John Pasco, III
                                 President

                                 SCHEDULE A TO

                         INVESTMENT ADVISORY AGREEMENT

                                BY AND BETWEEN

                   VONTOBEL FUNDS, INC AND VONTOBEL USA INC.

                                    AND THE

                       VONTOBEL INTERNATIONAL BOND FUND




            Pursuant to Paragraph 4 of the Investment Advisory Agreement, dated February 10, 1994, between Vontobel Funds, Inc. (the "Fund") and Vontobel USA Inc. (the Advisor") for the Vontobel International Bond series of the Fund, the Fund shall pay to the Advisor compensation at an annual rate as follows:



      Portfolio                                       Fee

Vontobel International Bond 1.25% per annum on the first $500 million of the aggregate net assets of the Portfolio and 1% on the Portfolio's net assets over $500 million payable monthly.

                                                       EXHIBIT 16

                            DISTRIBUTION AGREEMENT


      DISTRIBUTION AGREEMENT, made this 18th day of August, 1997, by and between Vontobel Funds, Inc., a Maryland corporation (the "Fund") and First Dominion Capital Corporation ("FDCC"), a Virginia corporation.

      WITNESSETH:

1.    DISTRIBUTION SERVICES

      The Fund hereby engages FDCC as national distributor to assist the Fund in promoting the sale and distribution to investors of shares of common stock of each series of the Fund ("Shares"). In connection therewith, FDCC shall (i) promote the sale of shares, (ii) act as principal underwriter of shares of various series of the Fund, (iii) otherwise assist the Fund in the distribution of shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith FDCC may act as principal or agent for the sale of such shares.

2.    SALE OF FUND SHARES

      Such shares are to be sold only on the following terms:

(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify FDCC of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof.

3.    REGISTRATION OF SHARES

      The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. FDCC may serve as dealer of record to assist the Fund in connection with any such registration or qualification. The Fund acknowledges that FDCC may incur expenses in connection with assisting in the registration or qualification of Fund shares which are sold at net asset value and the Fund will pay or reimburse expenses of FDCC which are incurred in connection with such registration or qualification.

4.    INFORMATION TO BE FURNISHED TO FDCC

      The Fund agrees that it will furnish FDCC with such information with respect to the affairs and accounts of the Fund as FDCC may from time to time reasonably require, and further agrees that FDCC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5.    ALLOCATION OF EXPENSES

      During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by FDCC or any investment manager or investment advisor to the Fund. FDCC shall pay advertising and promotional expenses incurred by FDCC in connection with the distribution of the Fund's shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.

6.    COMPENSATION TO FDCC

      It is understood and agreed by the parties hereto that FDCC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7.    LIMITATION OF FDCC'S AUTHORITY

      FDCC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, FDCC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of FDCC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund shares.

8.    SUBSCRIPTION FOR SHARES - REFUND FOR CANCELED ORDERS

      If FDCC elects to act as a principal, and not as agent, for a sale of Fund shares, FDCC shall subscribe for the shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with FDCC by a customer or dealer and subsequently canceled, FDCC shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if FDCC has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a)   the consideration received by the Fund for said shares; or

(b) the net asset value of such shares at the time of cancellation by FDCC.

9.    INDEMNIFICATION OF THE FUND

      FDCC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by FDCC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, FDCC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, FDCC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to FDCC or to FDCC by a director, officer, or employee of the Fund who is not an interested person of FDCC, unless the information so supplied or omitted was available to FDCC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10.   FREEDOM TO DEAL WITH THIRD PARTIES

      FDCC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11.   EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

      The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser.

      Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of FDCC as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

      This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by FDCC, upon 60 days' written notice to the other party.

      This  Agreement  shall  automatically   terminate  in  the  event  of  its
assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).

12.   AMENDMENTS TO AGREEMENT

      No material amendment to this Agreement shall be effective until approved by FDCC and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of FDCC or any affiliate of FDCC).

13.   NOTICES

      Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Fund and FDCC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.



                                          VONTOBEL FUNDS, INC.


                                          By
                                             John Pasco, III
                                             Chairman


Attested by








                                          FIRST DOMINION CAPITAL CORP.



                                          By
                                             John Pasco, III
                                             President



Attested by

                                  SCHEDULE A



      FDCC shall receive, as compensation for its services pursuant to this Distribution Agreement:

(a) With respect to any shares of the Fund sold subject to a sales charge, FDCC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of shares of the Fund sold subject to a sales charge for which FDCC is the selling dealer, FDCC shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(c) With respect to any shares of the Fund sold at net asset value (without a sales charge), FDCC shall receive from the Fund reimbursement at the rate of $30 per hour for the cost of personnel involved with assistance in the promotion of sale of such shares and for out-of-pocket costs incurred by FDCC.

                                                  EXHIBIT 17



                          CUSTODIAN AGREEMENT
      THIS AGREEMENT, dated as of this 11th day of November, 1998, between VONTOBEL FUNDS, INC., an open-end management investment company incorporated in Maryland and registered with the Commission under the 1940 Act (the Fund), on behalf of each of the series listed on the attached Appendix C as the same may from time to time be updated (each a Series), and BROWN BROTHERS HARRIMAN & CO., a limited partnership formed under the laws of the State of New York (BBH&Co. or the Custodian),

                          W I T N E S S E T H:
      WHEREAS, the Fund wishes to employ BBH&Co. to act as custodian for the Fund and to provide related services, all as provided herein, and BBH&Co. is willing to accept such employment, subject to the terms and conditions herein set forth;
      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and BBH&Co. hereby agree, as follows:

1. Appointment of Custodian. The Fund hereby appoints BBH&Co. as the Fund's custodian, and BBH&Co. hereby accepts such appointment. All Investments of the Fund delivered to the Custodian or its agents or Subcustodians shall be dealt with as provided in this Agreement. The duties of the Custodian with respect to the Fund's Investments shall be only as set forth expressly in this Agreement which duties are generally comprised of safekeeping and various administrative duties that will be performed in accordance with Instructions and as reasonably required to effect Instructions.

     2. Representations, Warranties and Covenants of the Fund. The Fund hereby represents, warrants and covenants each of the following: 2.1 This Agreement has been, and at the time of delivery of each Instruction such Instruction will have been, duly authorized, executed and delivered by the Fund. This Agreement does not violate any Applicable Law or conflict with or constitute a default under the Fund's prospectus or other organic document, agreement, judgment, order or decree to which the Fund is a party or by which it or its Investments is bound.

     2.2 By providing an Instruction with respect to the first acquisition of an Investment in a jurisdiction other than the United States of America, the Fund shall be deemed to have confirmed to the Custodian that the Fund has (a) assessed and accepted all material Country or Sovereign Risks and accepted responsibility for their occurrence, (b) made all determinations required to be made by the Fund under the 1940 Act, and (iii) appropriately and adequately disclosed to its shareholders, other investors and all persons who have rights in or to such Investments, all material investment risks, including those relating to the custody and settlement infrastructure or the servicing of securities in such jurisdictions.

     2.3 The Fund shall safeguard and shall solely be responsible for the safekeeping of any testkeys, identification codes, passwords, other security devices or statements of account with which the Custodian provides it. In furtherance and not limitation of the foregoing, in the event the Fund utilizes any on-line service offered by the
          Custodian, the Fund and the Custodian shall be fully responsible for the security of its respective connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards in respect thereof.

     3. Representation and Warranty of BBH&Co. BBH&Co. hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by BBH&Co. and does not and will not violate any Applicable Law or conflict with or constitute a default under BBH&Co.'s limited partnership agreement or any agreement, instrument, judgment, order or decree to which BBH&Co. is a party or by which it is bound.

     4. Instructions. Unless otherwise explicitly indicated herein, the Custodian shall perform its duties pursuant to Instructions. As used herein, the term Instruction shall mean a directive initiated by the Fund, acting directly or through its board of directors, officers or other Authorized Persons, which directive shall conform to the requirements of this Section 4.

     4.1 Authorized Persons. For purposes hereof, an Authorized Person shall be a person or entity authorized to give Instructions for or on behalf of the Fund by written notices to the Custodian or otherwise in accordance with procedures delivered to and acknowledged by the Custodian, including without limitation the Fund's Investment Adviser or Foreign Custody Manager. The Custodian may treat any Authorized Person as having full authority of the Fund to issue Instructions
          hereunder  unless  the  notice  of  authorization   contains  explicit
          limitations as to said authority. The Custodian shall be entitled to rely upon the authority of Authorized Persons until it receives appropriate written notice from the Fund to the contrary. 4.2 Form of Instruction. Each Instruction shall be transmitted by such secured or authenticated electro-mechanical means as the Custodian shall make available to the Fund from time to time unless the Fund shall elect to transmit such Instruction in accordance with Subsections 4.2.1 through
          4.2.3 of this Section.


     4.2.1Fund  Designated  Secured-Transmission  Method.  Instructions  may  be
          transmitted from time to time through a secured or tested electro-mechanical means which has been previously approved by the parties, it being understood that such acknowledgment shall authorize the Custodian to receive and process Instructions received by such means of delivery but shall not represent a judgment by the Custodian as to the reasonableness or security of the method determined by the Authorized Person.


     4.2.2Written Instructions. Instructions may be transmitted in a writing that bears the manual signature of Authorized Persons.

     4.2.3Other Forms of Instruction. Instructions may also be transmitted by another means determined by the Fund or Authorized Persons and acknowledged and accepted by the Custodian (subject to the same limits as to acknowledgements as is contained in Subsection 4.2.1, above) including Instructions given orally or by SWIFT, telex or telefax (whether tested or untested).

When an Instruction is given by means established under Subsections 4.2.1 through 4.2.3, it shall be the responsibility of the Custodian to use reasonable care to adhere to any security or other procedures established in writing between the Custodian and the Authorized Person with respect to such means of Instruction, but such Authorized Person shall be solely responsible for determining that the particular means chosen is reasonable under the circumstances. Oral Instructions shall be binding upon the Custodian only if and when the Custodian takes action with respect thereto. With respect to telefax instructions, the parties agree and acknowledge that receipt of legible instructions cannot be assured, that the Custodian cannot verify that authorized signatures on telefax instructions are original or properly affixed, and that the Custodian shall not be liable for losses or expenses incurred through actions taken in reliance on inaccurately stated, illegible or unauthorized telefax instructions. The provisions of Section 4A of the Uniform Commercial Code shall apply to funds transfers performed in accordance with Instructions. In the event that a Funds Transfer Services Agreement is executed between the Fund or an Authorized Person and the Custodian, such an agreement shall comprise a designation of form of a means of delivering Instructions for purposes of this
Section 4.2.

     4.3 Completeness and Contents of Instructions. The Authorized Person shall be responsible for assuring the adequacy and accuracy of Instructions. Particularly, upon any acquisition or disposition or other dealing in the Fund's Investments and upon any delivery and transfer of any Investment or moneys, the person initiating such Instruction shall give the Custodian an Instruction with appropriate detail, including, without limitation:

     4.3.1 The transaction date and the date and location of settlement;

     4.3.2 The specification of the type of transaction;

     4.3.4A description of the Investments or moneys in question, including, as appropriate, quantity, price per unit, amount of money to be received or delivered and currency information. Where an Instruction is communicated by electronic means, or otherwise where an Instruction contains an identifying number such as a CUSIP, SEDOL or ISIN number, the Custodian shall be entitled to rely on such number as controlling notwithstanding any inconsistency contained in such Instruction, particularly with respect to Investment description;

     4.3.5The name of the broker or similar entity concerned with execution of the transaction.


If the Custodian shall determine that an Instruction is either unclear or incomplete, the Custodian may give prompt notice of such determination to the Fund, and the Fund shall thereupon amend or otherwise reform such Instruction. In such event, the Custodian shall have no obligation to take any action in response to the Instruction initially delivered until the redelivery of an amended or reformed Instruction.

     4.4 Timeliness of Instructions. In giving an Instruction, the Fund shall take into consideration delays which may occur due to the involvement of a Subcustodian or agent, differences in time zones, and other factors particular to a given market, exchange or issuer. When the Custodian has established specific timing requirements or deadlines with respect to particular classes of Instruction, or when an Instruction is received by the Custodian at such a time that it could not reasonably be expected to have acted on such instruction due to time zone differences or other factors beyond its reasonable control, the execution of any Instruction received by the Custodian after such deadline or at such time (including any modification or revocation of a previous Instruction) shall be at the risk of the Fund.

     5. Safekeeping of Fund Assets. The Custodian shall hold Investments delivered to it or Subcustodians for the Fund in accordance with the provisions of this Section. The Custodian shall not be responsible for
          (a) the safekeeping of Investments not delivered or that are not caused to be issued to it or its Subcustodians; or, (b) pre-existing faults or defects in Investments that are delivered to the Custodian, or its Subcustodians. The Custodian is hereby authorized to hold with itself or a Subcustodian, and to record in one or more accounts, all Investments delivered to and accepted by the Custodian, any Subcustodian or their respective agents pursuant to an Instruction or in consequence of any corporate action. The Custodian shall hold Investments for the account of the Fund and shall segregate Investments from assets belonging to the Custodian and shall cause its Subcustodians to segregate Investments from assets belonging to the Subcustodian in an account held for the Fund or in an account maintained by the Subcustodian generally for non-proprietary assets of the Custodian.

     5.1 Use of Securities Depositories. The Custodian may deposit and maintain Investments in any Securities Depository approved on Appendix A, either directly or through one or more Subcustodians appointed by the Custodian. Investments held in a Securities Depository shall be held
          (a) subject to the agreement, rules, statement of terms and conditions or other document or conditions effective between the Securities Depository and the Custodian or the Subcustodian, as the case may be, and (b) in an account for the Fund or in bulk segregation in an account maintained for the non-proprietary assets of the entity holding such Investments in the Depository. If market practice or the rules and regulations of the Securities Depository prevent the Custodian, the Subcustodian or (any agent of either) from holding its client assets in such a separate account, the Custodian, the Subcustodian or other agent shall as appropriate segregate such Investments for benefit of the Fund or for benefit of clients of the Custodian generally on its own books.

     5.2 Certificated Assets. Investments which are certificated may be held in registered or bearer form: (a) in the Custodian's vault; (b) in the vault of a Subcustodian or agent of the Custodian or a Subcustodian; or (c) in an account maintained by the Custodian, Subcustodian or agent at a Securities Depository; all in accordance with customary market practice in the jurisdiction in which any Investments are held.
          5.3 Registered Assets. Investments which are registered may be registered in the name of the Custodian, a Subcustodian, or in the name of the Fund or a nominee for any of the foregoing, and may be held in any manner set forth in paragraph 5.2 above with or without any identification of fiduciary capacity in such registration. 5.4 Book Entry Assets. Investments which are represented by book-entry may be so held in an account maintained by the Book-Entry Agent on behalf of the Custodian, a Subcustodian or another agent of the Custodian, or a Securities Depository. 5.5 Replacement of Lost Investments. In the event of a loss of Investments for which the Custodian is responsible under the terms of this Agreement, the Custodian shall replace such Investment, or in the event that such replacement cannot be effected, the Custodian shall pay to the Fund the fair market value of such Investment based on the last available price as of the close of business in the relevant market on the date that a claim was first made to the Custodian with respect to such loss, or, if less, such other amount as shall be agreed by the parties as the date for settlement.

     6. Administrative Duties of the Custodian. The Custodian shall perform the following administrative duties with respect to Investments of the Fund.

     6.1 Purchase of Investments. Pursuant to Instruction, Investments purchased for the account of the Fund shall be paid for (a) against delivery thereof to the Custodian or a Subcustodian, as the case may be, either directly or through a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (b) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment. 6.2 Sale of Investments. Pursuant to Instruction, Investments sold for the account of the Fund shall be delivered (a) against payment therefor in cash, by check or by bank wire transfer, (b) by credit to the account of the Custodian or the applicable Subcustodian, as the case may be, with a Clearing Corporation or a Securities Depository (in accordance with the rules of such Securities Depository or such Clearing Corporation), or (c) otherwise in accordance with an Instruction, Applicable Law, generally accepted trade practices, or the terms of the instrument representing such Investment.

     6.3 Delivery in Connection with Borrowings of the Fund or other Collateral and Margin Requirements. Pursuant to Instruction, the Custodian may deliver Investments or cash of the Fund in connection with borrowings and other collateral and margin requirements, provided that the Fund shall give no instructions that would result in the Fund, or an affiliate of the Fund known to the custodian, obtaining custody of Fund assets. The Fund shall be responsible for (i) notifying its investment advisor or any party authorized to give instructions on behalf of the Fund that deliveries to an affiliate of the Fund are prohibited, and (ii) notifying any such party as to entities which may be considered affiliates of the Fund.

     6.4 Futures and Options. If, pursuant to an Instruction, the Custodian shall become a party to an agreement with the Fund and a futures commission merchant regarding margin (Tri-Party Agreement), the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the purchase or sale by the Fund of exchange-traded futures contracts and commodity options, (b) when required by such Tri-Party Agreement, deposit and maintain in an account opened pursuant to such Agreement (Margin Account), segregated either physically or by book-entry in a Securities Depository for the benefit of any futures commission merchant, such Investments as the Fund shall have designated as initial, maintenance or variation "margin" deposits or other collateral intended to secure the Fund's performance of its obligations under the terms of any exchange-traded futures contracts and commodity options; and (c) thereafter pay, release or transfer Investments into or out of the margin account in accordance with the provisions of the such Agreement. Alternatively, the Custodian may deliver Investments, in accordance with an Instruction, to a futures commission merchant for purposes of margin requirements in accordance with Rule 17f-6 under the 1940 Act. The Custodian shall in no event be responsible for the acts and omissions of any futures commission merchant to whom Investments are delivered pursuant to this Section; for the sufficiency of Investments held in any Margin Account; or, for the performance of any terms of any exchange-traded futures contracts and commodity options.

 6.5  Contractual   Obligations  and  Similar
          Investments. From time to time, the Fund's Investments may include Investments that are not ownership interests as may be represented by certificate (whether registered or bearer), by entry in a Securities Depository or by book entry agent, registrar or similar agent for recording ownership interests in the relevant Investment. If the Fund shall at any time acquire such Investments, including without limitation deposit obligations, loan participations, repurchase agreements and derivative arrangements, the Custodian shall (a) receive and retain, to the extent the same are provided to the Custodian, confirmations or other documents evidencing the arrangement; and (b) perform on the Fund's account in accordance with the terms of the applicable arrangement, but only to the extent directed to do so by Instruction. The Custodian shall have no responsibility for agreements running to the Fund as to which it is not a party other than to retain, to the extent the same are provided to the Custodian, documents or copies of documents evidencing the arrangement and, in accordance with Instruction, to include such arrangements in reports made to the Fund.

     6.6 Exchange of Securities. Unless otherwise directed by Instruction, the Custodian shall: (a) exchange securities held for the account of the Fund for other securities in connection with any reorganization, recapitalization, conversion, split-up, change of par value of shares or similar event, and (b) deposit any such securities in accordance with the terms of any reorganization or protective plan.

     6.7 Surrender of Securities. Unless otherwise directed by Instruction, the Custodian may surrender securities: (a) in temporary form for definitive securities; (b) for transfer into the name of an entity allowable under Section 5.3; and (c) for a different number of certificates or instruments representing the same number of shares or the same principal amount of indebtedness.

     6.8  Rights,  Warrants,  Etc. Pursuant to Instruction,  the Custodian shall
          (a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to any agent of such issuer or trustee, for purposes of exercising such rights or selling such securities, and
          (b) deposit securities in response to any invitation for the tender thereof.

     6.9 Mandatory Corporate Actions. Unless otherwise directed by Instruction, the Custodian shall: (a) comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions or similar rights of securities ownership affecting securities held on the Fund's account and promptly notify the Fund of such action, and (b) collect all stock dividends, rights and other items of like nature with respect to such securities.

     6.10 Income Collection. Unless otherwise directed by Instruction, the Custodian shall collect any amount due and payable to the Fund with respect to Investments and promptly credit the amount collected to a Principal or Agency Account; provided, however, that the Custodian shall not be responsible for: (a) the collection of amounts due and payable with respect to Investments that are in default, or (b) the collection of cash or share entitlements with respect to Investments that are not registered in the name of the Custodian or its Subcustodians. The Custodian is hereby authorized to endorse and deliver any instrument required to be so endorsed and delivered to effect collection of any amount due and payable to the Fund with respect to Investments.

     6.11 Ownership Certificates and Disclosure of the Fund's Interest. The Custodian is hereby authorized to execute on behalf of the Fund ownership certificates, affidavits or other disclosure required under Applicable Law or established market practice in connection with the receipt of income, capital gains or other payments by the Fund with respect to Investments, or in connection with the sale, purchase or ownership of Investments.

     6.12 Proxy Materials. The Custodian shall deliver, or cause to be delivered, to the Fund proxy forms, notices of meeting, and any other notices or announcements materially affecting or relating to Investments received by the Custodian or any nominee.

     6.13.Taxes. The Custodian shall, where applicable, assist the Fund in the reclamation of taxes withheld on dividends and interest payments received by the Fund. In the performance of its duties with respect to tax withholding and reclamation, the Custodian shall be entitled to rely on the advice of counsel and upon information and advice regarding the Fund's tax status that is received from or on behalf of the Fund without duty of separate inquiry.

     6.14 Other Dealings. The Custodian shall otherwise act as directed by Instruction, including without limitation effecting the free payments of moneys or the free delivery of securities, provided that such Instruction shall indicate the purpose of such payment or delivery and that the Custodian shall record the party to whom such payment or delivery is made.


      The Custodian shall attend to all nondiscretionary details in connection with the sale or purchase or other administration of Investments, except as otherwise directed by an Instruction, and may make payments to itself or others for minor expenses of administering Investments under this Agreement; provided that the Fund shall have the right to request an accounting with respect to such expenses.

      In fulfilling the duties set forth in Sections 6.6 through 6.10 above, the Custodian shall provide to the Fund all material information pertaining to a corporate action which the Custodian actually receives; provided that the Custodian shall not be responsible for the completeness or accuracy of such information. Any advance credit of cash or shares expected to be received as a result of any corporate action shall be subject to actual collection and may, when the Custodian deems collection unlikely, be reversed by the Custodian.

     The Custodian may at any time or times in its discretion appoint (and may at any time remove) agents (other than Subcustodians) to carry out some or all of the administrative provisions of this Agreement (Agents), provided, however, that the appointment of such agent shall not relieve the Custodian of its administrative obligations under this Agreement.

     7. Cash Accounts, Deposits and Money Movements. Subject to the terms and conditions set forth in this Section 7, the Fund hereby authorizes the Custodian to open and maintain, with itself or with Subcustodians, cash accounts in United States Dollars, in such other currencies as are the currencies of the countries in which the Fund maintains Investments or in such other currencies as the Fund shall from time to time request by Instruction.

     7.1 Types of Cash Accounts. Cash accounts opened on the books of the Custodian (Principal Accounts) shall be opened in the name of the Fund. Such accounts collectively shall be a deposit obligation of the Custodian and shall be subject to the terms of this Section 7 and the general liability provisions contained in Section 9. Cash accounts opened on the books of a Subcustodian may be opened in the name of the Fund or the Custodian or in the name of the Custodian for its customers generally (Agency Accounts). Such deposits shall be obligations of the Subcustodian and shall be treated as an Investment of the Fund. Accordingly, the Custodian shall be responsible for exercising reasonable care in the administration of such accounts but shall not be liable for their repayment in the event such Subcustodian, by reason of its bankruptcy, insolvency or otherwise, fails to make repayment.

     7.2 Payments and Credits with Respect to the Cash Accounts. The Custodian shall make payments from or deposits to any of said accounts in the course of carrying out its administrative duties, including but not limited to income collection with respect to the Fund's Investments, and otherwise in accordance with Instructions. The Custodian and its Subcustodians shall be required to credit amounts to the cash accounts only when moneys are actually received in cleared funds in accordance with banking practice in the country and currency of deposit. Any credit made to any Principal or Agency Account before actual receipt of cleared funds shall be provisional and may be reversed by the Custodian in the event such payment is not actually collected. Unless otherwise specifically agreed in writing by the Custodian or any Subcustodian, all deposits shall be payable only at the branch of the Custodian or Subcustodian where the deposit is made or carried.

     7.3 Currency and Related Risks. The Fund bears risks of holding or transacting in any currency. The Custodian shall not be liable for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may delay or affect the transferability, convertibility or availability of any currency in the country (a) in which such Principal or Agency Accounts are maintained or (b) in which such currency is issued, and in no event shall the Custodian be obligated to make payment of a deposit denominated in a currency during the period during which its transferability, convertibility or availability has been affected by any such law, regulation or event. Without limiting the generality of the foregoing, neither the Custodian nor any Subcustodian shall be required to repay any deposit made at a foreign branch of either the Custodian or Subcustodian if such branch cannot repay the deposit due to a cause for which the Custodian would not be responsible in accordance with the terms of
          Section 9 of this Agreement unless the Custodian or such Subcustodian expressly agrees in writing to repay the deposit under such circumstances. All currency transactions in any account opened pursuant to this Agreement are subject to exchange control regulations of the United States and of the country where such currency is the lawful currency or where the account is maintained. Any taxes, costs, charges or fees imposed on the convertibility of a currency held by the Fund shall be for the account of the Fund.

     7.4 Foreign Exchange Transactions. The Custodian shall, subject to the terms of this Section, settle foreign exchange transactions (including contracts, futures, options and options on futures) on behalf and for the account of the Fund with such currency brokers or banking institutions, including Subcustodians, as the Fund may direct pursuant to Instructions. The Custodian may act as principal in any foreign exchange transaction with the Fund in accordance with Section 7.4.2 of this Agreement. The obligations of the Custodian in respect of all foreign exchange transactions (whether or not the Custodian shall act as principal in such transaction) shall be contingent on the free, unencumbered transferability of the currency transacted on the actual settlement date of the transaction.

     7.4.1Third  Party  Foreign  Exchange  Transactions.   The  Custodian  shall
          process foreign exchange transactions (including without limitation contracts, futures, options, and options on futures), where any third party acts as principal counterparty to the Fund on the same basis it performs duties as agent for the Fund with respect to any other of the Fund's Investments. Accordingly the Custodian shall only be responsible for delivering or receiving currency on behalf of the Fund in respect of such contracts pursuant to Instructions. The Custodian shall not be responsible for the failure of any counterparty (including any Subcustodian) in such agency transaction to perform its obligations thereunder. The Custodian (a) shall transmit cash and Instructions to and from the currency broker or banking institution with which a foreign exchange contract or option has been executed pursuant hereto, (b) may make free outgoing payments of cash in the form of United States Dollars or foreign currency without receiving confirmation of a foreign exchange contract or option or confirmation that the countervalue currency completing the foreign exchange contract has been delivered or received or that the option has been delivered or received, and (c) shall hold all confirmations, certificates and other documents and agreements received by the Custodian and evidencing or relating to such foreign exchange transactions in safekeeping. The Fund accepts full responsibility for its use of third-party foreign exchange dealers and for execution of said foreign exchange contracts and options and understands that the Fund shall be responsible for any and all costs and interest charges which may be incurred by the Fund or the Custodian as a result of the failure or delay of third parties to deliver foreign exchange.

     7.4.2Foreign Exchange with the Custodian as Principal. The Custodian may undertake foreign exchange transactions with the Fund as principal as the Custodian and the Fund may agree from time to time. In such event, the foreign exchange transaction will be performed in accordance with the particular agreement of the parties, or in the event a principal foreign exchange transaction is initiated by Instruction in the absence of specific agreement, such transaction will be performed in accordance with the usual commercial terms of the Custodian.

     7.5 Delays. If no event of Force Majeure shall have occurred and be continuing and in the event that a delay shall have been caused by the negligence or willful misconduct of the Custodian in carrying out an Instruction to credit or transfer cash, the Custodian shall be liable to the Fund: (a) with respect to Principal Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Custodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected; and, (b) with respect to Agency Accounts, for interest to be calculated at the rate customarily paid on such deposit and currency by the Subcustodian on overnight deposits at the time the delay occurs for the period from the day when the transfer should have been effected until the day it is in fact effected. The Custodian shall not be liable for delays in carrying out such Instructions to transfer cash which are not due to the Custodian's own negligence or willful misconduct.

     7.6 Advances. If, for any reason in the conduct of its safekeeping duties pursuant to Section 5 hereof or its administration of the Fund's assets pursuant to Section 6 hereof, the Custodian or any Subcustodian advances monies to facilitate settlement or otherwise for benefit of the Fund (whether or not any Principal or Agency Account shall be overdrawn either during, or at the end of, any Business Day), the Fund hereby does:

     7.6.1acknowledge that the Fund shall have no right or title to any Investments purchased with such Advance save a right to receive such Investments upon: (a) the debit of the Principal or Agency Account; or, (b) if such debit would produce an overdraft in such account, other reimbursement of the associated Advance;

     7.6.2 grant to the Custodian a security interest in all Investments; and,


     7.6.3agree  that  the  Custodian  may  secure  the  resulting   Advance  by
          perfecting a security interest in all Investments under Applicable Law. With respect to obligations and liabilities which occur to each series under the Fund, such obligations and liabilities shall apply only to the respective series and not to any other series under the Fund .


     Neither the Custodian nor any Subcustodian shall be obligated to advance monies to the Fund, and in the event that such Advance occurs, any transaction giving rise to an Advance shall be for the account and risk of the Fund and shall not be deemed to be a transaction undertaken by the Custodian for its own account and risk. If such Advance shall have been made by a Subcustodian or any other person, the Custodian may assign the security interest and any other rights granted to the Custodian hereunder to such Subcustodian or other person. If the Fund shall fail to repay when due the principal balance of an Advance and accrued and unpaid interest thereon, the Custodian or its assignee, as the case may be, shall be entitled to utilize the available cash balance in any Agency or Principal Account and to dispose of any Investments to the extent necessary to recover payment of all principal of, and interest on, such Advance in full. The Custodian may assign any rights it has hereunder to a Subcustodian or third party. Any security interest in Investments taken hereunder shall be treated as financial assets credited to securities accounts under Articles 8 and 9 of the Uniform Commercial Code as currently in effect in New York. Accordingly, the Custodian shall have the rights and benefits of a secured creditor that is a securities intermediary under such Articles 8 and 9.

     7.7 Integrated Account. For purposes hereof, deposits maintained in all Principal Accounts (whether or not denominated in United States Dollars) shall collectively constitute a single and indivisible current account with respect to the Fund's obligations to the Custodian, or its assignee, and balances in such Principal Accounts shall be available for satisfaction of the Fund's obligations under this Section 7. The Custodian shall further have a right of offset against the balances in any Agency Account maintained hereunder to the extent that the aggregate of all Principal Accounts is overdrawn. With respect to obligations and liabilities which occur to each series under the Fund, such obligations and liabilities shall apply only to the respective series and not to any other series under the Fund . 8. Subcustodians and Securities Depositories. Subject to the provisions hereinafter set forth in this Section 8, the Fund hereby authorizes the Custodian to utilize Securities Depositories to act on behalf of the Fund and to appoint from time to time and to utilize
          Subcustodians. With respect to securities and funds held by a Subcustodian, either directly or indirectly (including by a Securities Depository or Clearing Corporation), notwithstanding any provisions of this Agreement to the contrary, payment for securities purchased and delivery of securities sold may be made prior to receipt of securities or payment, respectively, and securities or payment may be received in a form, in accordance with (a) governmental regulations, (b) rules of Securities Depositories and clearing agencies, (c) generally accepted trade practice in the applicable local market, (d) the terms and characteristics of the particular Investment, or (e) the terms of Instructions. 8.1 Domestic Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain, either directly or through one or more agents appointed by the Custodian, Investments of the Fund in any Securities Depository in the United States, including The Depository Trust Company, provided such Depository meets applicable requirements of the Federal Reserve Bank or of the Securities and Exchange Commission. The Custodian may, at any time and from time to time, appoint any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund in the United States.

     8.2 Foreign Subcustodians and Securities Depositories. The Custodian may deposit and/or maintain non-U.S. Investments of the Fund in any non-U.S. Securities Depository provided such Securities Depository meets the requirements of an "eligible foreign custodian" under Rule 17f-5 promulgated under the 1940 Act, or any successor rule or regulation ("Rule 17f-5") or which by order of the Securities and Exchange Commission is exempted therefrom. Additionally, the Custodian may, at any time and from time to time, appoint (a) any bank, trust company or other entity meeting the requirements of an Eligible Foreign Custodian under Rule 17f-5 or which by order of the Securities and Exchange Commission is exempted therefrom, or (b) any bank as defined in Section 2(a)(5) of the 1940 Act meeting the requirements of a custodian under Section 17(f) of the 1940 Act and the rules and regulations thereunder, to act on behalf of the Fund as a Subcustodian for purposes of holding Investments of the Fund outside the United States. Such appointment of foreign Subcustodians shall be subject to approval of the Fund in accordance with Subsections 8.2.1 and 8.2.2.

     8.2.1Board Approval of Foreign Subcustodians. Unless and except to the extent that review of certain matters concerning the appointment of Subcustodians shall have been delegated to the Custodian pursuant to Subsection 8.2.2, the Custodian shall, prior to the appointment of any Subcustodian for purposes of holding Investments of the Fund outside the United States, obtain written confirmation of the approval of the Board of Trustees or Directors of the Fund with respect to (a) the identity of a Subcustodian, (b) the country or countries in which, and the Securities Depositories, if any, through which, any proposed Subcustodian is authorized to hold Investments of the Fund, and (c) the Subcustodian agreement which shall govern such appointment. Each such duly approved country, Subcustodian and Securities Depository shall be listed on Appendix A attached hereto as the same may from time to time be amended.

     8.2.2Delegation of Board Review of Subcustodians. From time to time, the Custodian may offer to perform, and the Fund may accept to perform, that the Custodian perform certain reviews of Subcustodians and of Subcustodian Contracts as delegate of the Fund's Board. Any such duties shall be established by separate agreement.


     8.3 Responsibility for Subcustodians. Except as set forth in the following sentence, the Custodian shall be liable to the Fund for any loss or damage to the Fund caused by or resulting from the acts or omissions of any Subcustodian to the extent that such acts or omissions would be deemed to be negligence, gross negligence or willful misconduct in accordance with the terms of the relevant subcustodian agreement under the laws, circumstances and practices prevailing in the place where the act or omission occurred. In the countries indicated in Appendix A-1 to this Agreement, the liability of the Custodian shall be subject to the additional condition that the Custodian actually recovers such loss or damage from the Subcustodian and shall be limited to the amount of such recovery.

     8.4 New Countries. The Fund shall be responsible for informing the Custodian sufficiently in advance of a proposed investment which is to be held in a country in which no Subcustodian is authorized to act in order that the Custodian shall, if it deems appropriate to do so, have sufficient time to establish a subcustodial arrangement in accordance herewith. In the event, however, the Custodian is unable to establish such arrangements prior to the time such investment is to be acquired, the Custodian is authorized to designate at its discretion a local safekeeping agent, and the use of such local safekeeping agent shall be at the sole risk of the Fund, and accordingly the Custodian shall be responsible to the Fund for the actions of such agent if and only to the extent the Custodian shall have recovered from such agent for any damages caused the Fund by such agent.

     9. Responsibility of the Custodian. In performing its duties and obligations hereunder, the Custodian shall use reasonable care under the facts and circumstances prevailing in the market where performance is effected. Subject to the specific provisions of this Section, the Custodian shall be liable for any direct damage incurred by the Fund in consequence of the Custodian's negligence, bad faith or willful misconduct. In no event shall the Custodian be liable hereunder for any special, indirect, punitive or consequential damages arising out of, pursuant to or in connection with this Agreement even if the Custodian has been advised of the possibility of such damages. It is agreed that the Custodian shall have no duty to assess the risks inherent in the Fund's Investments or to provide investment advice with respect to such Investments and that the Fund as principal shall bear any risks attendant to particular Investments such as failure of counterparty or issuer.

     9.1 Limitations of Performance. The Custodian shall not be responsible under this Agreement for any failure to perform its duties, and shall not liable hereunder for any loss or damage in association with such failure to perform, for or in consequence of the following causes:


     9.1.1Force  Majeure.  Force  Majeure shall mean any  circumstance  or event which is beyond the reasonable control of the Custodian, a Subcustodian or any agent of the Custodian or a Subcustodian and which adversely affects the performance by the Custodian of its obligations hereunder, by the Subcustodian of its obligations under its Subcustody Agreement or by any other agent of the Custodian or the Subcustodian, including any event caused by, arising out of or involving (a) an act of God, (b) accident, fire, water damage or explosion, (c) any computer, system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, provided that the Custodian shall take reasonable actions to prevent the occurrence of failures or malfunctions within its reasonable control, (d) any interruption of the power supply or other utility service, (e) any strike or other work stoppage, whether partial or total, (f) any delay or disruption resulting from or reflecting the occurrence of any Sovereign Risk, (g) any disruption of, or suspension of trading in, the securities, commodities or foreign exchange markets, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, (h) any encumbrance on the transferability of a currency or a currency position on the actual settlement date of a foreign exchange transaction, whether or not resulting from or reflecting the occurrence of any Sovereign Risk, or
          (i) any other cause similarly beyond the reasonable control of the Custodian.


     9.1.2Country   Risk.   Country  Risk  shall  mean,   with  respect  to  the
          acquisition, ownership, settlement or custody of Investments in a jurisdiction, all risks relating to, or arising in consequence of, systemic and market factors affecting the acquisition, payment for or ownership of Investments including (a) the prevalence of crime and corruption, (b) the inaccuracy or unreliability of business and financial information, (c) the instability or volatility of banking and financial systems, or the absence or inadequacy of an infrastructure to support such systems, (d) custody and settlement infrastructure of the market in which such Investments are transacted and held, (e) the acts, omissions and operation of any Securities Depository, (f) the risk of the bankruptcy or insolvency of banking agents, counterparties to cash and securities transactions, registrars or transfer agents, and (g) the existence of market conditions which prevent the orderly execution or settlement of transactions or which affect the value of assets.

     9.1.3Sovereign  Risk.   Sovereign  Risk  shall  mean,  in  respect  of  any
          jurisdiction, including the United States of America, where Investments is acquired or held hereunder or under a Subcustody Agreement, (a) any act of war, terrorism, riot, insurrection or civil commotion, (b) the imposition of any investment, repatriation or exchange control restrictions by any Governmental Authority, (c) the confiscation, expropriation or nationalization of any Investments by any Governmental Authority, whether de facto or de jure, (iv) any devaluation or revaluation of the currency, (d) the imposition of taxes, levies or other charges affecting Investments, (vi) any change in the Applicable Law, or (e) any other economic or political risk incurred or experienced.

     9.2. Limitations on Liability. The Custodian shall not be liable for any loss, claim, damage or other liability arising from the following causes:

     9.2.1Failure of Third  Parties.  The failure of any third party  including:
          (a) any issuer of Investments or book-entry or other agent of any issuer; (b) any counterparty with respect to any Investment, including any issuer of exchange-traded or other futures, option, derivative or commodities contract; (c) failure of an Investment Advisor, Foreign Custody Manager or other agent of the Fund; or (d) failure of other third parties similarly beyond the control or choice of the Custodian.

     9.2.2Information Sources. The Custodian may rely upon information received from issuers of Investments or agents of such issuers, information received from Subcustodians and from other commercially reasonable sources such as commercial data bases and the like, but shall not be responsible for specific inaccuracies in such information, provided that the Custodian has relied upon such information in good faith, or for the failure of any commercially reasonable information provider.

     9.2.3Reliance on Instruction. Action by the Custodian or the Subcustodian in accordance with an Instruction, even when such action conflicts with, or is contrary to any provision of, the Fund's declaration of trust, certificate of incorporation or by-laws, Applicable Law, or actions by the trustees, directors or shareholders of the Fund.

     9.2.4Restricted  Securities.   The  limitations  inherent  in  the  rights,
          transferability or similar investment characteristics of a given Investment of the Fund.



     10. Indemnification. The Fund hereby indemnifies the Custodian and each Subcustodian, and their respective agents, nominees and their partners, employees, officers and directors, and agrees to hold each of them harmless from and against all claims and liabilities, including counsel fees and taxes, incurred or assessed against any of them in connection with the performance of this Agreement and any Instruction. If a Subcustodian or any other person indemnified under the preceding sentence, gives written notice of claim to the Custodian, the Custodian shall promptly give written notice to the Fund. Not more than thirty days following the date of such notice, unless the Custodian shall be liable under Section 8 hereof in respect of such claim, the Fund will pay the amount of such claim or reimburse the Custodian for any payment made by the Custodian in respect thereof. The custodian shall consult with the Fund prior to making payments under this section.


     11.  Reports and Records. The Custodian shall:

     11.1 create and maintain records relating to the performance of its obligations under this Agreement;

     11.2 make available to the Fund, its auditors, agents and employees, during regular business hours of the Custodian, upon reasonable request and during normal business hours of the Custodian, all records maintained by the Custodian pursuant to paragraph (a) above, subject, however, to all reasonable security requirements of the Custodian then applicable to the records of its custody customers generally; and

     11.3 make available to the Fund all electronic reports; it being understood that the Custodian shall not be liable hereunder for the inaccuracy or incompleteness thereof or for errors in any information included therein.

      The Fund shall examine all records, howsoever produced or transmitted, promptly upon receipt thereof and notify the Custodian promptly of any discrepancy or error therein. Unless the Fund delivers written notice of any such discrepancy or error within a reasonable time after its receipt thereof, such records shall be deemed to be true and accurate. It is understood that the Custodian now obtains and will in the future obtain information on the value of assets from outside sources which may be utilized in certain reports made available to the Fund. The Custodian deems such sources to be reliable but it is acknowledged and agreed that the Custodian does not verify nor represent nor warrant as to the accuracy or completeness of such information and accordingly shall be without liability in selecting and using such sources and furnishing such information.

     12.   Miscellaneous.

     12.1 Proxies, etc. The Fund will promptly execute and deliver, upon request, such proxies, powers of attorney or other instruments as may be necessary or desirable for the Custodian to provide, or to cause any Subcustodian to provide, custody services.

     12.2 Entire Agreement. Except as specifically provided herein, this Agreement constitutes the entire agreement between the Fund and the Custodian with respect to the subject matter hereof. Accordingly, this Agreement supersedes any custody agreement or other oral or written agreements heretofore in effect between the Fund and the Custodian with respect to the custody of the Fund's Investments.

     12.3 Waiver and Amendment. No provision of this Agreement may be waived, amended or modified, and no addendum to this Agreement shall be or become effective, or be waived, amended or modified, except by an instrument in writing executed by the party against which enforcement of such waiver, amendment or modification is sought; provided, however, that an Instruction shall, whether or not such Instruction shall constitute a waiver, amendment or modification for purposes hereof, shall be deemed to have been accepted by the Custodian when it commences actions pursuant thereto or in accordance therewith.

     12.4 GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE LAWS OF CONFLICT OF SUCH STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN. 12.5 Notices. Notices and other writings contemplated by this Agreement, other than Instructions, shall be delivered (a) by hand, (b) by first class registered or certified mail, postage prepaid, return receipt requested, (c) by a nationally recognized overnight courier or (d) by facsimile transmission, provided that any notice or other writing sent by facsimile transmission shall also be mailed, postage prepaid, to the party to whom such notice is addressed. All such notices shall be addressed, as follows:

            If to the Fund:
            John Pasco III
            Commonwealth Shareholder Services, Inc.
            1500 Forest Avenue, Suite 223
            Richmond, VA  23226


            Telephone:   1-800-527-9500
            Facsimile:   1-804-285-8251



            If to the Custodian:

            Brown Brothers Harriman & Co.
            40 Water Street
            Boston, Massachusetts 02109
            Attn:  Manager, Securities Department
            Telephone:  (617) 772-1818
            Facsimile:        (617) 772-2263,

   or such other address as the Fund or the Custodian may from time to time designate in writing to the other.

     12.6 Headings. Paragraph headings included herein are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     12.7 Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by the Fund and the Custodian. 12.8 Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering or obtaining services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by or to any bank examiner of the Custodian or any Subcustodian, any regulatory authority, any auditor of the parties hereto, or by judicial or administrative process or otherwise by Applicable Law.

     13. Definitions. The following defined terms will have the respective meanings set forth below.

     13.1 Advance shall mean any extension of credit by or through the Custodian or by or through any Subcustodian and shall include amounts paid to third parties for account of the Fund or in discharge of any expense, tax or other item payable by the Fund.

     13.2 Agency Account shall mean any deposit account opened on the books of a Subcustodian or other banking institution in accordance with Section 7.1.

     13.3 Agent  shall have the  meaning set forth in the last system of Section
          6.

     13.4 Applicable Law shall mean with respect to each jurisdiction, all (a) laws, statutes, treaties, regulations, guidelines (or their equivalents); (b) orders, interpretations licenses and permits; and
          (c) judgments, decrees, injunctions writs, orders and similar actions by a court of competent jurisdiction; compliance with which is required or customarily observed in such jurisdiction.

     13.5 Authorized Person shall mean any person or entity authorized to give Instructions on behalf of the Fund in accordance with Section 4.1.

     13.6 Book-entry Agent shall mean an entity acting as agent for the issuer of Investments for purposes of recording ownership or similar entitlement to Investments, including without limitation a transfer agent or registrar.

     13.7 Clearing  Corporation shall mean any entity or system  established for
          purposes  of  providing   securities   settlement   and  movement  and
          associated functions for a given market.

     13.8 Delegation Agreement shall mean any separate agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the appointment and administration of Subcustodians delegated to the Custodian pursuant to Rule 17f-5.

     13.9 Foreign Custody Manager shall mean the Fund's foreign custody manager appointed pursuant to Rule 17f-5 of the 1940 Act.

     13.10Funds Transfer  Services  Agreement shall mean any separate  agreement entered into between the Custodian and the Fund or its authorized representative with respect to certain matters concerning the processing of payment orders from Principal Accounts of the Fund.

     13.11 Instruction(s) shall have the meaning assigned in Section 4.

     13.12Investment Advisor shall mean any person or entity who is an Authorized Person to give Instructions with respect to the investment and reinvestment of the Fund's Investments.

     13.13Investments shall mean any investment asset of the Fund, including without limitation securities, bonds, notes, and debentures as well as receivables, derivatives, contractual rights or entitlements and other intangible assets.

     13.14Margin  Account  shall  have the  meaning  set  forth in  Section  6.4 hereof.

     13.15Principal Account shall mean deposit accounts of the Fund carried on the books of BBH&Co. as principal in accordance with Section 7.

     13.16Safekeeping Account shall mean an account established on the books of the Custodian or any Subcustodian for purposes of segregating the interests of the Fund (or clients of the Custodian or Subcustodian) from the assets of the Custodian or any Subcustodian.

     13.17Securities Depository shall mean a central or book entry system or agency established under Applicable Law for purposes of recording the ownership and/or entitlement to investment securities for a given market.

     13.18Subcustodian shall mean each foreign bank appointed by the Custodian pursuant to Section 8, but shall not include Securities Depositories.

     13.19Tri-Party Agreement shall have the meaning set forth in Section 6.4 hereof.

     13.20 1940 Act shall mean the Investment Company Act of 1940, as amended.


     14. Compensation. The Fund agrees to pay to the Custodian (a) a fee in an amount set forth in the fee letter between the Fund and the Custodian in effect on the date hereof or as amended from time to time, and (b) all authorized, customary or reasonable out-of-pocket expenses incurred by the Custodian, including the fees and expenses of all Subcustodians, and payable from time to time. Amounts payable by the Fund under and pursuant to this Section 14 shall be payable by wire transfer to the Custodian at BBH&Co. in New York, New York.



     15. Termination. This Agreement may be terminated by either party in accordance with the provisions of this Section. The provisions of this Agreement and any other rights or obligations incurred or accrued by any party hereto prior to termination of this Agreement shall survive any termination of this Agreement.

     15.1 Notice and Effect. This Agreement may be terminated by either party by written notice effective no sooner than seventy-five days following the date that notice to such effect shall be delivered to other party at its address set forth in paragraph 12.5 hereof.


     15.2 Successor Custodian. In the event of the appointment of a successor custodian, it is agreed that the Investments of the Fund held by the Custodian or any Subcustodian shall be delivered to the successor custodian in accordance with reasonable Instructions. The Custodian agrees to cooperate with the Fund in the execution of documents and performance of other actions necessary or desirable in order to facilitate the succession of the new custodian. If no successor custodian shall be appointed, the Custodian shall in like manner transfer the Fund's Investments in accordance with Instructions.


     15.3 Delayed Succession. If no Instruction has been given as of the effective date of termination, Custodian may at any time on or after such termination date and upon ten days written notice to the Fund either (a) deliver the Investments of the Fund held hereunder to the Fund at the address designated for receipt of notices hereunder; or
          (b) deliver any investments held hereunder to a bank or trust company having a capitalization of $2 million United States Dollars equivalent and operating under the Applicable law of the jurisdiction where such Investments are located, such delivery to be at the risk of the Fund. In the event that Investments or moneys of the Fund remain in the custody of the Custodian or its Subcustodians after the date of termination owing to the failure of the Fund to issue Instructions with respect to their disposition or owing to the fact that such disposition could not be accomplished in accordance with such Instructions despite diligent efforts of the Custodian, the Custodian shall be entitled to compensation for its services with respect to such Investments and moneys during such period as the Custodian or its Subcustodians retain possession of such items and the provisions of this Agreement shall remain in full force and effect until disposition in accordance with this Section is accomplished.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

      VONTOBEL FUNDS, INC.
      By:_______________________________

      By: BROWN BROTHERS  HARRIMAN & CO.

      By: ________________________________












                                                  EXHIBIT 18

                             FUND SERVICES, INC.

                           TRANSFER AGENT AGREEMENT


      THIS AGREEMENT, dated January 1, 1999 between VONTOBEL FUNDS, INC. (the "Fund"), a corporation operating as an open-end investment company under the Investment Company Act of 1940, duly organized and existing under the laws of the State of Maryland, and FUND SERVICES, INC. ("FSI"), a corporation organized under the laws of the State of Virginia, provides as follows:
      WHEREAS,  FSI has  agreed  to act as  transfer  agent for the  purpose  of recording  the  transfer,  issuance  and  redemption  of  Shares  of  the  Fund, transferring the Shares of the Fund, disbursing dividends and other distributions to Shareholders, filing various tax forms, mailing shareholder information and receiving and responding to various shareholder inquiries;
      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties do hereby agree as follows:
      SECTION 1. The Fund hereby appoints FSI as its transfer agent and FSI agrees to act in such capacity upon the terms set forth in this Agreement.
      SECTION 2. The Fund shall furnish to FSI a supply of blank Share Certificates of each Series and, from time to time, will renew such supply upon FSI's request. Blank Share Certificates shall be signed manually or by facsimile signatures of officers of the Fund and, if required by FSI, shall bear the Fund's seal or a facsimile thereof.
      SECTION 3.        FSI shall make original issues of Shares of
each Series in accordance with SECTIONS 13 and 14 below and the Fund's then current prospectus, upon receipt of (i) Written Instructions requesting the issuance, (ii) a certified copy of a resolution of the Fund's Board of Directors authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such additional Shares, (iv) an opinion of the Fund's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Fund of an appropriate notice with the Securities and Exchange Commission, as required by Rule 24f-2 of the Investment Company Act of 1940, as amended from time to time. If the opinion described in (iv) above is contingent upon a filing under such rule, the Fund shall fully indemnify FSI for any liability arising from the failure of the Fund to comply with such rule.
      SECTION 4. Transfers of Shares of each Series shall be registered and, subject to the provisions of SECTION 10, new Share Certificates shall be issued by FSI upon surrender of outstanding Share Certificates in the form deemed by FSI to be properly endorsed for transfer, which form shall include (i) all necessary endorsers' signatures guaranteed by a member firm of a national securities exchange or a domestic commercial bank, (ii) such assurances as FSI may deem necessary to evidence the genuineness and effectiveness of each endorsement and (iii) satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. FSI shall take reasonable measures as instructed by the Fund and agreed upon by FSI to enable the Fund to identify proposed transfers that, if effected, will likely cause the Fund to fall within the Internal Revenue Code definitions of a personal holding company and shall not make such transfers contrary to the Fund's instructions without the prior written approval of the Fund and its counsel.
      SECTION 5. FSI shall forward Share Certificates in "non-negotiable" form by first-class or registered mail, or by whatever means FSI deems equally reliable and expeditious. While in transit to the addressee, all deliveries of Share Certificates shall be insured by FSI as it deems appropriate. FSI shall not mail Share Certificates in "negotiable" form, unless requested in writing by the Fund and fully indemnified by the Fund to FSI's satisfaction.
      SECTION 6. In registering transfers of Shares of each Series, FSI may rely upon the Uniform Commercial Code or any other statutes that, in the opinion of FSI's counsel, protect FSI and the Fund from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry, (iii) delaying registration for purposes of such inquiry, or (iv) refusing registration whenever an adverse claim requires such refusal.
      SECTION 7.        FSI may issue new Share Certificates in place
of those lost, destroyed or stolen, upon receiving indemnity satisfactory to FSI and may issue new Share Certificates in exchange for, and upon surrender of, mutilated Share Certificates as FSI deems appropriate.
      SECTION 8. Unless otherwise directed by the Fund, FSI may issue or register Share Certificates reflecting the signature, or facsimile thereof, of an officer who has died, resigned or been removed by the Fund. The Fund shall file promptly with FSI any approvals, adoptions, or ratifications of such actions as may be required by law or FSI.
      SECTION 9. FSI shall maintain customary stock registry records for each Series in the Fund, noting the issuance, transfer or redemption of Shares and the issuance and transfer of Share Certificates. FSI may also maintain for each Series an account entitled "Unissued Certificate Account," in which it will record the Shares, and fractions thereof, issued and outstanding from time to time for which issuance of Share Certificates has not been requested. FSI is authorized to keep records for each Series, containing the names and last known addresses of Shareholders and Planholders, and the number of Shares, and fractions thereof, from time to time owned by them for which no Share Certificates are outstanding. Each Shareholder or Planholder will be assigned a single account number for each Series, even though Shares held under each Plan and Shares for which Certificates have been issued will be accounted for separately. Whenever a Shareholder deposits Shares represented by Share Certificates in a Plan that permits the deposit of Shares thereunder, FSI upon receipt of the Share Certificates registered in the name of the Shareholder (or if not registered, in proper form for transfer), shall cancel such Share Certificates, debit the Shareholder's individual account, credit the Shares to the Unissued Share Certificate Account pursuant to SECTION 10 below and credit the deposited Shares to the proper Plan account.
      SECTION 10. FSI shall issue Share Certificates for Shares of each Series only upon receipt of a written request from a Shareholder. If Shares are purchased without such request, FSI shall merely note on its stock registry records the issuance of the Shares and fractions thereof and credit the Unissued Certificate Account and the respective Shareholders' accounts with the Shares. Whenever Shares, and fractions thereof, owned by Shareholders are surrendered for redemption, FSI may process the transactions by making appropriate entries in the stock transfer records, and debiting the Unissued Certificate Account and the record of issued Shares outstanding; it shall be unnecessary for FSI to reissue Share Certificates in the name of the Fund.
      SECTION 11. FSI shall also perform the usual duties and functions required of a stock transfer agent for a corporation, including but not limited to (i) issuing Share Certificates as Treasury Shares, as directed by Written Instructions, and (ii)
transferring Share Certificates from one Shareholder to another in the usual manner. FSI may rely conclusively and act without further investigation upon any list, instruction, certification, authorization, Share Certificate or other instrument or paper reasonably believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned or executed or authorized by a duly-authorized person or persons, or by the Fund, upon the advice of counsel for the Fund or for FSI, or upon the net asset value quotation of the Service Agent, as hereinafter defined. FSI may record any transfer of Share Certificates which it reasonably believes in good faith to have been duly-authorized, or may refuse to record any transfer of Share Certificates if, in good faith, it deems such refusal necessary in order to avoid any liability on the part of either the Fund or FSI. The Fund agrees to indemnify and hold harmless FSI from and against any and all losses, costs, claims, and liability that it may suffer or incur by reason of such good faith reliance, action or failure to act.
      SECTION 12. FSI shall notify the Fund of any request or demand for the inspection of the Fund's share records. FSI shall abide by the Fund's instructions for granting or denying the inspection; provided, however, FSI may grant the inspection without such instructions if it is advised by its counsel that failure to do so will result in liability to FSI.
      SECTION 13.       For purposes of this Section, the Fund hereby
instructs FSI to consider Shareholder and Planholder payments as federal funds on the day indicated below:
                  (a)   for a wire received prior to 12:00 noon Eastern time,
            on the same day;
                  (b)   for a wire received on or after 12:00 noon Eastern
            time, on the next business day;
                  (c)   for a check received prior to 12:00 noon Eastern time,
            on the second business day following receipt; and
                  (d) for a check  received on or after 12:00 noon Eastern time, on the third business day following receipt.
Immediately after 4:00 p.m. Eastern time or such other time as the Fund may reasonably specify for any Series (the "Valuation Time") on each day that the Fund and FSI are open for business, FSI shall obtain from the Fund's service agent, as specified by the Fund in writing to FSI (the "Service Agent"), a quotation (on which it may conclusively rely) of the net asset value, determined as of the Valuation Time on that day. On each day FSI is open for business, it shall use the net asset value determined by the Service Agent to compute the number of Shares and fractional Shares to be purchased and the aggregate purchase proceeds to be deposited with the Custodian. As necessary but no more frequently than daily (unless a more frequent basis is agreed to by FSI), FSI shall place a purchase order with the Custodian for the proper number of Shares and fractional Shares to be purchased and promptly thereafter shall send written confirmation of such purchase to the Custodian and the Fund.
      SECTION 14.       Having made the calculations required by
SECTION 13, FSI shall thereupon pay the Custodian the aggregate net asset value of Shares of each Series purchased. The aggregate number of Shares and fractional Shares purchased shall then be issued daily and credited by FSI to the Unissued Certificate Account. FSI shall also credit each Shareholder's separate account with the number of shares purchased by such Shareholder. FSI shall promptly thereafter mail written confirmation of the purchase to each Shareholder or Planholder, and if requested, to a specified broker-dealer and the Fund. Each confirmation shall indicate the prior Share balance, the new Share balance, the Shares held under a Plan (if any), the Shares for which Share Certificates are outstanding (if any), the amount invested and the price paid for the newly-purchased Shares.
      SECTION 15. Prior to the Valuation Time on each business day, as specified in accordance with SECTION 13 above, FSI shall process all requests to redeem Shares of each Series and advise the Custodian of (i) the total number of Shares of each Series available for redemption and (ii) the number of Shares and fractional Shares of each Series requested to be redeemed. Upon confirmation of the net asset value, FSI shall notify the Fund and the Custodian of the redemption, apply the redemption proceeds in accordance with SECTION 16 and the Fund's prospectus, record the redemption in the stock registry books, and debit the redeemed Shares from the Unissued Certificate Account and the individual account of the Shareholder or Planholder.
      In lieu of carrying out the redemption procedures described in the preceding paragraph, FSI may, at the request of the Fund, sell Shares of each Series to the Fund as repurchases from Shareholders and/or Planholders, provided that the sales price is not less than the applicable redemption price. The redemption procedures shall then be appropriately modified.
      SECTION 16. The proceeds of redemption shall be remitted by FSI in accordance with the Fund's then current prospectus as follows:
      (a) By check mailed to the Shareholder or Planholder at his last known address. The request and stock certificates, if any, for Shares being redeemed must reflect a guarantee of the owner's signature by a domestic commercial bank or trust company or a member firm of a national securities exchange. If Share Certificates have not been issued to the redeeming Shareholder or Planholder, the signature of the Shareholder or Planholder on the redemption request must be similarly guaranteed. The Fund may authorize FSI in writing to waive the signature guarantee for any specific transaction or classes of transactions;
      (b) By wire to a designated bank or broker upon telephone request, without signature guarantee, if such redemption procedure has been elected on the Shareholder's or Planholder's account information form. Any change in the designated bank or broker account will be acted upon by FSI only if made in writing by the Planholder or Shareholder, with signature guaranteed as required by paragraph
(a) above;
      (c) In case of an expedited telephone redemption, by check payable to the Shareholder or Planholder of record and mailed for deposit to the bank account designated in the Shareholder account information form;
      (d) By other procedures commonly followed by mutual funds, as set forth in Written Instructions from the Fund and mutually agreed upon by the Fund and FSI.
      For purposes of redemption of shares of any Series that have been purchased by check within fifteen (15) days prior to receipt of the redemption request, the Fund shall provide FSI with Written Instructions concerning the time within which such requests may be honored.
      The authority of FSI to perform its responsibilities under SECTIONS 15 and 16 shall be suspended if FSI receives notice of the suspension of the determination of the Fund's net asset value.
      SECTION 17. Upon the declaration of each dividend and each capital gains distribution by the Fund's Board of Directors, the Fund shall notify FSI of the date of such declaration, the amount payable per share, the record date for determining the Shareholders entitled to payment, the payment and the reinvestment date price.

      SECTION 18. On or before each payment date the Fund will transfer, or cause the Custodian to transfer, to FSI the total amount of the dividend or distribution currently payable. FSI will, on the designated payment date, reinvest all dividends in additional shares and shall thereupon pay the Custodian the aggregate net asset value of the additional shares and shall promptly mail to each Shareholder or Planholder at his last known address, a statement showing the number of full and fractional shares (rounded to three decimal places) then owned by the Shareholder or Planholder and the net asset value of such shares; provided, however, that if a Shareholder or Planholder elects to receive dividends in cash, FSI shall prepare a check in the appropriate amount and mail it to him at his last known address within five (5) business days after the designated payment date.
      SECTION 19. FSI shall maintain records regarding the issuance and redemption of Shares of each Series and dividend reinvestments. Such records will list the transactions effected for each Shareholder and Planholder and the number of Shares and fractional Shares owned by each for which no Share Certificates are outstanding. FSI agrees to make available upon request and to preserve for the periods prescribed in Rule 31a-2 of the Investment Company Act of 1940 any records related to services provided under this Agreement and required to be maintained by Rule 31a-1 of such Act. FSI acknowledges that these records are the property of the Fund and will surrender same to the Fund promptly on request.
      SECTION 20. FSI shall maintain those records necessary to enable the Fund to file, in a timely manner, Form N-SAR (Semiannual report) or any successor monthly, quarterly or annual report required by the Investment Company Act of 1940, or rules and regulations thereunder.
      SECTION 21. FSI shall cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to such accountants for the performance of their duties.
      SECTION 22. In addition to the services described above, FSI will perform other services for the Fund as mutually agreed upon in writing from time to time, including but not limited to preparing and filing federal tax forms with the Internal Revenue Service, mailing federal tax information to Shareholders, mailing semi-annual Shareholder reports, preparing the annual list of Shareholders and mailing notices of Shareholders' meetings, proxies and proxy statements. FSI shall answer Shareholder inquiries related to their share accounts and other correspondence requiring an answer from the Fund. FSI shall maintain dated copies of written communications from Shareholders, and replies thereto.
      SECTION 23.       Nothing contained in this Agreement is
intended to or shall require FSI, in any capacity hereunder, to perform any functions or duties on any holiday, weekend or
weekday on which day FSI or the New York Stock Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the New York Stock Exchange and FSI are open, unless otherwise required by law; provided, however, that all purchase or redemption requests received by the Fund for a date on which the Exchange is open but FSI is not shall be priced and executed "as of" such date on the next business day FSI is open, unless otherwise required by law.
      SECTION 24. The Fund agrees to pay FSI compensation for its services as set forth in Schedule A attached hereto, or as shall be set forth in written amendments to such Schedule approved by the Fund and FSI from time to time.
      SECTION 25. FSI shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Fund, or any Plan thereof, Shareholder or Planholder, excluding taxes assessed against FSI for compensation received by it hereunder.
      SECTION 26. FSI shall not be liable for any non-negligent action taken in good faith and reasonably believed by FSI to be within the powers conferred upon it by this Agreement. The Fund shall indemnify FSI and hold it harmless from and against any and all losses, claims, damages, liabilities or expenses (including reasonable expenses for legal counsel) arising directly or indirectly out of or in connection with this Agreement; provided such loss, claim, damage, liability or expense is not the direct result of FSI's negligence or willful misconduct, and provided further that FSI shall give the Fund notice and reasonable opportunity to defend any such loss, claim, etc. in the name of the Fund or FSI, or both. Without limiting the foregoing:
      (a) FSI may rely upon the advice of the Fund or counsel to the Fund or FSI, and upon statements of accountants, brokers and other persons believed by FSI in good faith to be experts in the matters upon which they are consulted. FSI shall not be liable for any action taken in good faith reliance upon such advice or statements;
      (b) FSI shall not be liable for any action reasonably taken in good faith reliance upon any Written Instructions, Oral Instructions, including the Service Agent's net asset value quotation, or certified copy of any resolution of the Fund's Board of Directors; provided, however, that upon receipt of a Written Instruction countermanding a prior Written or Oral Instruction that has not been fully executed by FSI, FSI shall verify the content of the second Written Instruction and honor it, to the extent possible. FSI may rely upon the genuineness of any such document, or copy thereof, reasonably believed by FSI in good faith to have been validly executed; and
      (c) FSI may rely, and shall be protected by the Fund in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or document reasonably believed by it in good faith to be genuine and to have been signed or presented by the purchaser, Fund or other proper party or parties.
      (d) The Fund shall, as soon as possible, amend its prospectus to conform with the provisions of this Agreement and make all necessary filings of the amended prospectus, and shall indemnify FSI for any loss, claim or expense resulting from FSI's reliance upon the Fund's representations in this Agreement, notwithstanding a contrary representation in its prospectus.
      SECTION 27. Upon receipt of Written Instructions, FSI is authorized to make payment upon redemption of Shares without a signature guarantee. The Fund hereby agrees to indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, action, demands or losses whatsoever arising out of or in connection with a payment by FSI for redemption of Shares without a signature guarantee. Upon the request of FSI, the Fund shall assume the entire defense of any such action, suit or claim. FSI shall notify the Fund in a timely manner of any such action, suit or claim.
      SECTION 28. The Fund shall  deliver or cause to be  delivered  over to FSI
(i) an accurate list of Shareholders of the Fund, showing each Shareholder's last known address, number of Shares owned and whether such shares are represented by outstanding Share Certificates or by non-certificated share accounts, (ii) all records relating to Plans of the Fund, including original applications signed by the Planholders and original plan accounts recording payment, deductions, reinvestments, withdrawals and liquidations and (iii) all shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by FSI under this Agreement (collectively referred to as the "Materials"). The Fund shall indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Materials, or out of the failure of the Fund to provide any portion of the Materials or to provide any information needed by FSI to knowledgeably perform its functions.
      SECTION 29. FSI shall, at all times, act in good faith and shall use whatever methods it deems appropriate to ensure the accuracy of all services performed under this Agreement. FSI shall be liable only for loss or damage due to errors caused by FSI's negligence, bad faith or willful misconduct or that of its employees.
      SECTION 30. This Agreement may be amended from time to time by a written supplemental agreement executed by the Fund and FSI and without notice to or approval of the Shareholders or Planholders; provided the intent and purposes of any Plan, as stated from time to time in the Fund's prospectus, are observed.

The parties hereto may adopt procedures as may be appropriate or practical under the circumstances, and FSI may conclusively rely on the determination of the Fund that any procedure that has been approved by the Fund does not conflict with or violate any requirement of its Articles of Incorporation, By-Laws or prospectus, or any rule, regulation or requirement of any regulatory body.
      SECTION 31. The Fund shall file with FSI a certified copy of the operative resolution of its Board of Directors authorizing the execution of Written Instructions or the transmittal of Oral Instructions.
      SECTION 32. The terms, as defined in this Section, whenever used in this Agreement or in any amendment or supplement hereto, shall have the meanings specified below, insofar as the context will allow:
      (a)  The Fund:  The term Fund shall mean Vontobel Funds,
Inc.
      (b)  Custodian:  The term Custodian shall mean Star Bank, NA
      (c)  Series:  The term Series shall mean the Vontobel
International Equity Fund, the Vontobel U.S. Value Fund, the Vontobel International Bond Fund, the Vontobel Eastern European Equity Fund, the Vontobel Emerging Markets Equity Fund and the Vontobel Eastern European Debt Fund series and any series that the Fund shall subsequently establish.
      (d)  Securities:  The term Securities shall mean bonds,
debentures, notes, stocks, shares, evidences of indebtedness, and other securities and investments from time to time owned by the Fund.
      (e)  Share Certificates:  The term Share Certificates shall mean the stock certificates for the Shares of the Fund.
      (f) Shareholders: The term Shareholders shall mean the registered owners from time to time of the Shares of the Fund, as reflected on the stock registry records of the Fund.
      (g)  Shares:  The term Shares shall mean the issued and
outstanding shares of common stock of the Fund.
      (h) Oral Instructions: The term Oral Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in person or by telephone, vocal telegram or other electronic means, by a person or person reasonably believed in good faith by FSI to be a person or person authorized by a resolution of the Board of Directors of the Fund to give Oral Instructions on behalf of the Fund. Each Oral Instruction shall specify whether it is applicable to the entire Fund or a specific Series of the Fund.
      (i) Written Instructions: The term Written Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in original writing containing original signatures, or a copy of such document transmitted by telecopy, including transmission of such signature, or other mechanical or documentary means, at the request of a person or persons reasonably believed in good faith by FSI to be a person or persons authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund. Each Written Instruction shall specify whether it is applicable to the entire Fund or a specific Series of the Fund.
      (j) Plan: The term Plan shall include such investment plan, dividends or capital gains reinvestment plans, systematic withdrawal plans or other types of plans set forth in the then current prospectus of the Fund (excluding any qualified retirement plan that is a Shareholder of the Fund) in form acceptable to FSI, adopted by the Fund from time to time and made available to its Shareholders, including plans or accounts by self-employed individuals or partnerships.
      (k) Planholder: The term Planholder shall mean a Shareholder who, at the time of reference, is participating in a Plan, including any underwriter, representative or broker-dealer.
      SECTION 33. In the event that any check or other order for the payment of money is returned unpaid for any reason, FSI shall promptly notify the Fund of the non-payment.
      SECTION 34. Either party may give sixty (60) days written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice.
      SECTION 35.       Any notice or other communication required by
or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties.
      Notice to the Fund shall be given as follows until further notice:
            VONTOBEL FUNDS, INC.
            1500 Forest Avenue, Suite 223
            Richmond, Virginia  23229
            Attention:  Mr. John Pasco, III, Chairman
      Notice to FSI shall be given as follows until further notice:
            FUND SERVICES, INC.
            1500 Forest Avenue, Suite 111
            Richmond, Virginia  23229
            Attention:  Mr. William R. Carmichael, Jr., President
      SECTION 36. The Fund represents and warrants to FSI that the execution and delivery of this Transfer Agent Agreement by the undersigned officer of the Fund has been duly and validly authorized by resolution of the Fund's Board of Directors. FSI represents and warrants to the Fund that the execution and delivery of this Agreement by the undersigned officer of FSI has also been duly and validly authorized.
      SECTION 37. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original.
      SECTION 38. This Agreement shall extend to and shall bind the parties hereto and their respective successors and assigns;

provided, however, that this Agreement shall not be assignable by the Fund without the written consent of FSI or by FSI without the written consent of the Fund, authorized or approved by a resolution of the Fund's Board of Directors.
      SECTION 39. This Agreement shall be governed by the laws of the State of Virginia.
      WITNESS the following signatures:


                              VONTOBEL FUNDS, INC.

                                    By:

                                    Title:

                                    Date:


                               FUND SERVICES, INC.

                                    By:

                                    Title:

                                    Date:

                                                                  ATTACHMENT A

                                                                  FEE SCHEDULE

  I.  Account Maintenance Fees - Per Series:

                  0 - 5,000 Accounts - $11.00 per account per year
             5,001 - 15,000 Accounts - $10.00 per account per year
              Over   15,000 Accounts - $ 9.50 per account per year

            Applicable fees billed monthly at 1/12 the annual rate for each month the account is open.

 II.  Transaction/Processing Fees:

                        Open New Account - $2.50
             Partial or Total Redemption - $2.50
      Tax Statement or other Transaction - $1.00
                     Addition to Account - $1.00
                   Dividend/Distribution - $1.00
                    (In excess of two per year)
                        (Plus statement charges)

                  Fees incurred will be billed monthly

III.  Other Specified Charges:

            Blue Sky Reports (Under 1,000 S/H) - $10.00 Blue Sky Reports (Under 5,000 S/H) - $15.00 Blue Sky Reports (Over 5,000 S/H) - $25.00
            Shareholder List (Under 2,500 S/H) - $15.00 Shareholder List (Over 2,500 S/H) - $25.00

 IV.  Minimum Fee:

            The minimum annual fee is $16,500.00 per series and is payable at the rate $1,375.00 per month. The minimum covers account maintenance fees and regular purchase/redemption transaction fees only. Any new series started by Vontobel Funds, Inc., will receive a reduced minimum of $12,000.00 for the first twelve months of operation.

  V.  Conversion Fees:

            Conversion Fees for acquired funds will be billed at the new account rate per account converted plus programming and out-of-pocket costs.


  VI.  Out-of-Pocket Costs:

            The cost of forms, postage, stationery, outside mailing services, microfilm or magnetic tape data transfer etc. will be in addition to the fees listed above.

 VII.  Transfer/De-Installation of a Series

            Base  Charge  -  $4.50  per  account   transferred   plus  necessary
programming costs and other out-of-pocket expenses.

            Additional Charges - Time and materials for all functions/processing not included in the Base Charge.

Items included in the Base Charge:

      . Initial meeting to determine data exchange requirements set tentative milestones.

      . Furnish file layouts and specifications of data formats.

      .    Periodic conference calls/program upgrades (up to 1
            hour/week)

      . Reasonable telephone access to discuss/solve unexpected items.

      .     Initial set of test data files (partial or complete).

      .     Complete set of data files for parallel test.

      .     Complete set of date files for final data transfer.

      . Reasonable staff availability up to 30 days after transfer to address problems/resolve conflicts.

Items covered under Time and Materials:

      . Excessive meetings/telephone conferences (more than 1 hour/week

      . Production of test/data files beyond those included in the Base Charge

      .     Packing/shipping shareholder files.

      .     Hard copy production of test/data files.

      . Rerouting of fund materials and shareholder transactions received after the transfer date.

      . Problem resolution/adjustments performed beyond 30 days after transfer.

Charges for materials and/or equipment acquired specifically for the transfer will be passed through at cost. Staff time will be at the following rates:

                       Administrative  Staff  -  $30.00/hr.  Managerial  Staff -
                         $50.00/hr.
                    Programmer/Analyst - $50.00-$75.00/hr.
                             Officer - $100.00/hr.
                            Principal - $250.00/hr.

Staff time will be rounded to the nearest hour with a one hour minimum for each project.

Responsibility for transfer agent charges (transferring or receiving entity) is to be determined in advance and agreed in writing before planning and data transfer commence.


VIII.  Term of Agreement

           Notwithstanding the Notice of Termination provisions of SECTION 34 of the Basic Agreement, the Initial term of this contract will be 12 months from the date of execution. The above fees are guaranteed for the initial term. This contract may be extended beyond such initial term upon mutual agreement of the Funds and FSI.

                                                  EXHIBIT 19


                       ADMINISTRATIVE SERVICES AGREEMENT



      Administrative Services Agreement (the "Agreement") dated January 1, 1999 by and between VONTOBEL FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                         WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the VONTOBEL INTERNATIONAL EQUITY FUND, THE VONTOBEL U.S. VALUE FUND, THE VONTOBEL INTERNATIONAL BOND FUND, THE EASTERN EUROPEAN EQUITY FUND, THE VONTOBEL EMERGING MARKETS EQUITY FUND AND THE VONTOBELL EASTERN EUROPEAN DEBT FUND (the "Portfolios"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolios, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolios, Vontobel USA Inc. (the "Advisor"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Portfolios pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

      Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

      It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

      CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

      Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolios effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

      CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

      Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

      Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

      The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

      Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

      Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

      Notices to the Fund shall be directed to:

            1500 Forest Ave.
            Suite 223
            Richmond, VA 23229

      Notices to CSS shall be directed to:

            1500 Forest Ave.
            Suite 223
            Richmond, VA 23229

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

      Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

      Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

      The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.





                              VONTOBEL FUNDS, INC.



                              By:
                                  John Pasco, III
                                 Chairman & President








                              COMMONWEALTH SHAREHOLDER SERVICES, INC.



                              By:
                                  John Pasco, III
                             Chief Executive Officer

                                 SCHEDULE A TO

                       ADMINISTRATIVE SERVICES AGREEMENT

                                    FOR THE

                      VONTOBEL INTERNATIONAL EQUITY FUND
                           VONTOBEL U.S. VALUE FUND
                       VONTOBEL INTERNATIONAL BOND FUND
                    VONTOBEL EASTERN EUROPEAN EQUITY FUND
                    VONTOBEL EMERGING MARKETS EQUITY FUND
                     VONTOBEL EASTERN EUROPEAN DEBT FUND



      Pursuant to Section 9 of the Administrative Services
Agreement, dated January 1, 1999, by and between Vontobel Funds,
Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc.
("CSS"), each portfolio of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% on the first $500 million per Portfolio per annum of the average daily net assets and 0.15% on the average daily net assets in excess of $500 million.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolios, for the Portfolios' proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolios individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                  EXHIBIT 20








                         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Vontobel Funds, Inc. and to the use of our reports each dated January 22, 1999 on the financial statements and financial highlights of Vontobel U.S. Value Fund, Vontobel International Equity Fund, Vontobel Eastern European Equity Fund, Vontobel International Bond Fund, Vontobel Emerging Markets Equity Fund, and Vontobel Eastern European Debt Fund, each a series of Vontobel Funds, Inc. Such financial statements, financial highlights and reports of independent certified public accountants appear in the 1998 Annual Report to Shareholders and are incorporated by reference in the Registration Statement and Prospectus.





TAIT,  WELLER  &
BAKER


Philadelphia, Pennsylvania
April 22, 1999

                                                  EXHIBIT 21




[ARTICLE] 6

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1998
[PERIOD-END]                               DEC-31-1998
[INVESTMENTS-AT-COST]                        6,280,880
[INVESTMENTS-AT-VALUE]                       6,202,969
[RECEIVABLES]                                  493,766
[ASSETS-OTHER]                                       0
[OTHER-ITEMS-ASSETS]                            52,060
[TOTAL-ASSETS]                               7,891,273
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                        9,388
[TOTAL-LIABILITIES]                              9,388
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     7,994,587
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                     (112,702)
[NET-ASSETS]                                 7,881,885
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                            1,727,388
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                 244,469
[NET-INVESTMENT-INCOME]                      1,482,919
[REALIZED-GAINS-CURRENT]                       182,598
[APPREC-INCREASE-CURRENT]                      443,033
[NET-CHANGE-FROM-OPS]                        2,108,550
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                    1,089,508
[DISTRIBUTIONS-OF-GAINS]                       139,510
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                      2,052,642
[NUMBER-OF-SHARES-REDEEMED]                 10,636,534
[SHARES-REINVESTED]                          1,148,320
[NET-CHANGE-IN-ASSETS]                     (7,435,572)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                          154,111
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                294,944
[AVERAGE-NET-ASSETS]                                 0
[PER-SHARE-NAV-BEGIN]                             9.70
[PER-SHARE-NII]                                   1.27
[PER-SHARE-GAIN-APPREC]                           1.09
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                         1.85
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.21
[EXPENSE-RATIO]                                   1.98
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0




                                                 2
     EX-99

[ARTICLE] 6

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1998
[PERIOD-END]                               DEC-31-1998
[INVESTMENTS-AT-COST]                       62,292,300
[INVESTMENTS-AT-VALUE]                      36,419,523
[RECEIVABLES]                                1,151,198
[ASSETS-OTHER]                                  29,955
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                              37,830,657
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                    1,676,715
[TOTAL-LIABILITIES]                          1,676,715
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                    88,072,835
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                   (26,042,513)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                  (25,876,380)
[NET-ASSETS]                                36,153,942
[DIVIDEND-INCOME]                              594,796
[INTEREST-INCOME]                                    0
[OTHER-INCOME]                                       0
[EXPENSES-NET]                               1,934,068
[NET-INVESTMENT-INCOME]                    (1,339,272)
[REALIZED-GAINS-CURRENT]                  (24,016,438)
[APPREC-INCREASE-CURRENT]                 (18.220.110)
[NET-CHANGE-FROM-OPS]                     (43,575,820)
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                     68,491,154
[NUMBER-OF-SHARES-REDEEMED]                128,169,797
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                    (59,678,643)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                        1,003,342
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                              2,060,649
[AVERAGE-NET-ASSETS]                                 0
[PER-SHARE-NAV-BEGIN]                            15.25
[PER-SHARE-NII]                                  (.31)
[PER-SHARE-GAIN-APPREC]                         (6.80)
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               8.14
[EXPENSE-RATIO]                                   2.41
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0




[TYPE]     EX-99

[ARTICLE] 6

[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1998
[PERIOD-END]                               DEC-31-1998
[INVESTMENTS-AT-COST]                        1,795,928
[INVESTMENTS-AT-VALUE]                       1,548,712
[RECEIVABLES]                                   36,179
[ASSETS-OTHER]                                   4,439
[OTHER-ITEMS-ASSETS]                            51,076
[TOTAL-ASSETS]                               1,640,406
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                       29,675
[TOTAL-LIABILITIES]                             29,675
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     2,574,350
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                      (720,383)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                     (246,619)
[NET-ASSETS]                                 1,610,731
[DIVIDEND-INCOME]                               57,464
[INTEREST-INCOME]                                    0
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                  58,038
[NET-INVESTMENT-INCOME]                          (574)
[REALIZED-GAINS-CURRENT]                     (625,068)
[APPREC-INCREASE-CURRENT]                    (139,157)
[NET-CHANGE-FROM-OPS]                        (764,799)
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                        469,477
[NUMBER-OF-SHARES-REDEEMED]                  1,994,489
[SHARES-REINVESTED]                                  0
[NET-CHANGE-IN-ASSETS]                       1,225,012
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           35,051
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                172,007
[AVERAGE-NET-ASSETS]                                 0
[PER-SHARE-NAV-BEGIN]                             9.42
[PER-SHARE-NII]                                      0
[PER-SHARE-GAIN-APPREC]                         (2.11)
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               7.31
[EXPENSE-RATIO]                                   2.07
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0









                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1998
[PERIOD-END]                               DEC-31-1998
[INVESTMENTS-AT-COST]                        6,350,250
[INVESTMENTS-AT-VALUE]                       6,457,255
[RECEIVABLES]                                  231,958
[ASSETS-OTHER]                                  24,911
[OTHER-ITEMS-ASSETS]                             5,513
[TOTAL-ASSETS]                               7,013,389
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                       30,000
[TOTAL-LIABILITIES]                             30,000
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                     6,870,146
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                       113,243
[NET-ASSETS]                                 6,983,389
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                              532,645
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                 128,978
[NET-INVESTMENT-INCOME]                        403,667
[REALIZED-GAINS-CURRENT]                       396,734
[APPREC-INCREASE-CURRENT]                      967,732
[NET-CHANGE-FROM-OPS]                        1,045,826
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                       428,263
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                      1,980,560
[NUMBER-OF-SHARES-REDEEMED]                  6,734,117
[SHARES-REINVESTED]                            397,700
[NET-CHANGE-IN-ASSETS]                       4,355,857
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                           80,161
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                229,139
[AVERAGE-NET-ASSETS]                                 0
[PER-SHARE-NAV-BEGIN]                             9.89
[PER-SHARE-NII]                                    .62
[PER-SHARE-GAIN-APPREC]                            .85
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                          .70
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              10.66
[EXPENSE-RATIO]                                   1.61
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0






     EX-99

[ARTICLE]
[PERIOD-TYPE]                   12-MOS
[FISCAL-YEAR-END]                          DEC-31-1998
[PERIOD-END]                               DEC-31-1998
[INVESTMENTS-AT-COST]                      111,246,362
[INVESTMENTS-AT-VALUE]                     154,824,646
[RECEIVABLES]                                1,460,045
[ASSETS-OTHER]                                  23,998
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                             162,521,538
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                      588,445
[TOTAL-LIABILITIES]                            588,445
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                   118,352,723
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                    43,580,370
[NET-ASSETS]                               161,933,093
[DIVIDEND-INCOME]                            2,122,995
[INTEREST-INCOME]                              253,915
[OTHER-INCOME]                                       0
[EXPENSES-NET]                               2,270,093
[NET-INVESTMENT-INCOME]                        106,817
[REALIZED-GAINS-CURRENT]                    16,174,584
[APPREC-INCREASE-CURRENT]                   10,265,830
[NET-CHANGE-FROM-OPS]                       26,547,231
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                     7,487,285
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                    205,066,242
[NUMBER-OF-SHARES-REDEEMED]                230,004,112
[SHARES-REINVESTED]                          6,999,999
[NET-CHANGE-IN-ASSETS]                      17,937,871
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                        1,505,510
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                              2,334,883
[AVERAGE-NET-ASSETS]                                 0
[PER-SHARE-NAV-BEGIN]                            18.15
[PER-SHARE-NII]                                    .01
[PER-SHARE-GAIN-APPREC]                           2.98
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                          .96
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              20.18
[EXPENSE-RATIO]                                   1.36
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0



     EX-99

[ARTICLE] 6

[PERIOD-TYPE]                   12-MOS

[FISCAL-YEAR-END]                          DEC-31-1998
[PERIOD-END]                               DEC-31-1998
[INVESTMENTS-AT-COST]                      151,511,157
[INVESTMENTS-AT-VALUE]                     162,753,281
[RECEIVABLES]                                  702,265
[ASSETS-OTHER]                                 182,104
[OTHER-ITEMS-ASSETS]                            18,282
[TOTAL-ASSETS]                             201,044,861
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                      581,993
[TOTAL-LIABILITIES]                            581,993
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                   188,834,750
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        385,994
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                    11,242,124
[NET-ASSETS]                               200,462,868
[DIVIDEND-INCOME]                            1,988,339
[INTEREST-INCOME]                            3,254,406
[OTHER-INCOME]                                       0
[EXPENSES-NET]                               3,186,432
[NET-INVESTMENT-INCOME]                      2,056,313
[REALIZED-GAINS-CURRENT]                     29,341209
[APPREC-INCREASE-CURRENT]                  (4,007,234)
[NET-CHANGE-FROM-OPS]                       27,390,288
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                    1,357,295
[DISTRIBUTIONS-OF-GAINS]                    16,117,877
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                    270,442,839
[NUMBER-OF-SHARES-REDEEMED]                299,297,987
[SHARES-REINVESTED]                         16,283,273
[NET-CHANGE-IN-ASSETS]                    (12,571,875)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                        1,903,694
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                              3,235,891
[AVERAGE-NET-ASSETS]                                 0
[PER-SHARE-NAV-BEGIN]                            16.51
[PER-SHARE-NII]                                    .22
[PER-SHARE-GAIN-APPREC]                           2.06
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                         2.06
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              16.73
[EXPENSE-RATIO]                                   1.45
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0










STRADLEY
RONON
STEVENS
& YOUNG, LLP

Attorneys At Law     2600 One Commerce Square             Malvern, Pennsylvania
                     Philadelphia, PA 19103-7098        Cherry Hill, New Jersey
Merrill R. Steiner   Fax: (215) 564-8120                 Wilmington, Delaware
(215) 564-8039
msteiner@stradley.com                           Limited Liability Partnership

                                                            April 26, 1999
VIA EDGAR

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re:  Vontobel Funds, Inc. (formerly, The World Funds, Inc.)
                          File Numbers:  2-78931 and 811-3551
                          Post-Effective Amendment to Registration Statement

Gentlemen:

     Transmitted herewith for electronic filing with the U.S. Securities and Exchange Commission (the Commission) on behalf of Vontobel Funds, Inc. (the
Registrant), pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the 1933 Act), is Post-Effective Amendment No. 36 (Amendment No. 36 under the Investment Company Act of 1940, as amended (the 1940 Act), referred to herein as the 485(b) Amendment to the registration statement of the Registrant).

     The 485(b)  Amendment  contains  the revised  prospectus  and  statement of additional  information  (Vontobel  Prospectus/SAI) of the Vontobel U.S. Value
Fund, Vontobel International Equity Fund, Vontobel Emerging Markets Equity Fund,
Vontobel  Eastern  European Equity Fund,  Vontobel  International  Bond Fund and
Vontobel  Eastern  European Debt Fund (the Funds)  intended to comply with the
new  Form  N-1A  simplified  prospectus   requirements  and  the  plain  English
requirements. The Vontobel Prospectus/SAI are modeled after the prospectuses and statements of additional information of the CSI Fixed Income Fund series and CSI
Equity Fund series (together



Filing Desk
U.S. Securities and Exchange Commission
April 26, 1999
Page 2



     the CSI  Funds) and the Sand Hill  Portfolio  Manager  Fund series of The
World Funds, Inc. (TW Funds), which were previously filed and are now effective. The prospectus and statement of additional information of the CSI
Funds (the CSI Prospectus/SAI) were filed in a Rule 485(a) post-effective amendment of TW Funds on January 29, 1999 (File Nos. 811-8255 and 333-29289), permitting a 60-day SEC staff review and comments, and in a Rule 485(b) post-effective amendment of TW Funds filed on March 30, 1999 that incorporated the responses to the SEC staffs comments.

     The   Vontobel   Prospectus/SAI   filed  in  this  485(b)   Amendment   are
substantially  similar to the CSI  Prospectus/SAI  with  respect to the new Form
N-1A simplified  prospectus  requirements and the plain English requirements and with  the  intention  of  incorporating  the  SEC  staffs  comments  on the CSI
Prospectus/SAI  that are  applicable  to the Vontobel  Prospectus/SAI.  The Fund requests that, due to this substantial similarity,  the 485(b) Amendment receive selective  review to permit the 485(b)  Amendment  to be  effective on April 30,
1999, in time to meet the 1933 Act, Section 10(a) requirement for the Funds.

     The 485(b) Amendment also contains updated financial information and financial statements for purposes of the annual post-effective amendment of the Funds.

     As counsel to the  Registrant,  we have  assisted in  preparing  the 485(b)
Amendment, and, in our judgment, the 485(b) Amendment does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

     Should you have any questions regarding the filing of the foregoing documents, please feel free to call or e-mail the undersigned or Duane L.
Lassiter (215-564-8010).

                                                     Sincerely,

                                                     /s/ Merrill R. Steiner

                                                     Merrill R. Steiner

cc:      Carolyn Gail Gilheany, Esq.
         John Pasco, III
         Darryl Peay
         Steven M. Felsenstein, Esq.
         Duane L. Lassiter, Esq.



